File No. 333-61001
    As filed with the Securities and Exchange Commission on January 31, 2006
================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   ___________

                         POST-EFFECTIVE AMENDMENT NO. 12
                                       TO
                                    FORM S-6

              FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933 OF
                 SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED
                                 ON FORM N-8B-2

A.      Exact name of Trust:

        NASDAQ-100 TRUST, SERIES 1
        (formerly known as the Nasdaq GOLD Trust, Series 1)

B.      Name of Depositor (Sponsor):

        NASDAQ GLOBAL FUNDS, INC.
        (formerly known as Nasdaq Financial Products Services, Inc.)

C.      Complete address of Sponsor's principal executive offices:


        NASDAQ GLOBAL FUNDS, INC.
        c/o THE NASDAQ STOCK MARKET, INC.
        9600 Blackwell Road
        Rockville, MD  20850


D.      Name and complete address of agent for service:


        John L. Jacobs
        NASDAQ GLOBAL FUNDS, INC.
        c/o THE NASDAQ STOCK MARKET, INC.
        9600 Blackwell Road
        Rockville, MD  20850


        Copy to:
        David M. Mahle
        JONES DAY
        222 E. 41(st) Street
        New York, NY 10017

E.      Title and amount of securities being registered:

        An indefinite number of units of beneficial interest pursuant to Rule 24f-2 under the Investment Company Act of 1940.

F.      Approximate date of proposed sale to public:

        |X| Check box if it is proposed that this filing will become effective on the date hereof pursuant to paragraph (b) of Rule 485.


================================================================================

                           NASDAQ-100 TRUST, SERIES 1

                              Cross Reference Sheet

                            Pursuant to Regulation C
                  Under the Securities Act of 1933, as amended

                  (Form N-8B-2 Items required by Instruction 1
                          as to Prospectus in Form S-6)

Form N-8B-2                                                                                                       Form S-6
Item Number                                                                                                 Heading in Prospectus
------------------------------------------------------------------------------------------------------  ----------------------------
                                              I. Organization and General Information
1.       (a)     Name of Trust........................................................................  Prospectus Front Cover
         (b)     Title of securities issued...........................................................  Prospectus Front Cover
2.       Name, address and Internal Revenue Service Employer Identification Number of sponsor.........  Sponsor
3.       Name, address and Internal Revenue Service Employer Identification Number of trustee.........  Trustee
4.       Name, address and Internal Revenue Service Employer Identification Number of principal underwriter..................................................................................  *
5.       State of organization of Trust...............................................................  Highlights
6.       (a)     Dates of execution and termination of Trust Agreement................................  Highlights
         (b)     Dates of execution and termination of Trust Agreement................................  Same as set forth in 6(a)
7.       Changes of name..............................................................................  *
8.       Fiscal Year..................................................................................  *
9.       Material Litigation..........................................................................  *
                                  II. General Description of the Trust and Securities of the Trust
10.      (a)     Registered or bearer securities......................................................  The Trust - Book-Entry-Only
                                                                                                        System
         (b)     Cumulative or distributive...........................................................  Summary
         (c)     Rights of holders as to withdrawal or redemption.....................................  Redemption of Nasdaq-100
                                                                                                        Shares; Administration of
                                                                                                        the Trust - Rights of
                                                                                                        Beneficial Owners
         (d)     Rights of holders as to conversion, transfer, etc....................................  Redemption of Nasdaq-100
                                                                                                        Shares; Administration of
                                                                                                        the Trust - Rights of
                                                                                                        Beneficial Owners

___________
*        Not applicable, answer negative or not required.

Form N-8B-2                                                                                                       Form S-6
Item Number                                                                                                 Heading in Prospectus
------------------------------------------------------------------------------------------------------  ----------------------------
         (e)     Lapses or defaults in principal payments with respect to periodic payment plan certificates.........................................................................  *
         (f)     Voting rights........................................................................  Administration of the
                                                                                                        Trust - Rights of
                                                                                                        Beneficial Owners
         (g)     Notice to holders as to change in:
                 (1)  Composition of Trust assets.....................................................  *
                 (2)  Terms and conditions of Trust's securities......................................  Administration of the Trust
                                                                                                        - Amendment
                 (3)  Provisions of Trust Agreement...................................................  Same as set forth in 10(g)
                                                                                                        (2)
                 (4)  Identity of sponsor and trustee.................................................  The Sponsor; The Trustee
         (h)     Consent of holders required to change:
                 (1)  Composition of Trust assets.....................................................  *
                 (2)  Terms and conditions of Trust's securities......................................  Administration of the Trust
                                                                                                        - Amendment
                 (3)  Provisions of Trust Agreement...................................................  Same as set forth in 10(h)
                                                                                                        (2)
                 (4)  Identity of sponsor and trustee................................................   The Sponsor; The Trustee
         (i)     Other principal features of the securities...........................................  Summary; Highlights
11.      Type of securities comprising units..........................................................  The Prospectus - Front
                                                                                                        Cover; Highlights; The
                                                                                                        Portfolio; The Index
12.      Certain information regarding securities comprising periodic payment certificates............  *
13.      (a)     Certain information regarding loads, fees, expenses and charges......................  Summary; Expenses of the
                                                                                                        Trust; Redemption of
                                                                                                        Nasdaq-100 Shares -
                                                                                                        Procedure for Redemption of
                                                                                                        Nasdaq-100 Shares
         (b)     Certain information regarding periodic payment plan certificates.....................  *
         (c)     Certain percentages..................................................................  Expenses of the Trust; The
                                                                                                        Trust - Creation of Creation
                                                                                                        Units; Redemption of
                                                                                                        Nasdaq-100 Shares  -
                                                                                                        Procedure for Redemption of
                                                                                                        Nasdaq-100 Shares

___________
*        Not applicable, answer negative or not required.

Form N-8B-2                                                                                                       Form S-6
Item Number                                                                                                 Heading in Prospectus
------------------------------------------------------------------------------------------------------  ----------------------------
         (d)     Reasons for certain differences in price.............................................  *
         (e)     Certain other loads, fees or charges payable by holders..............................  Summary; The Trust -
                                                                                                        Creation of Creation Units;
                                                                                                        Redemption of Nasdaq-100
                                                                                                        Shares - Procedure for
                                                                                                        Redemptions of Nasdaq-100
                                                                                                        Shares
         (f)     Certain profits receivable by sponsor, principal underwriters, custodian, trustee or    Same as set forth in 13(a)
                 affiliated persons...................................................................   and also The Portfolio -
                                                                                                         Adjustments to the
                                                                                                         Portfolio; License
                                                                                                         Agreement
         (g)     Ratio of annual charges and deductions to income.....................................   *
14.      Issuance of Trust's securities...............................................................   The Trust - Creation of
                                                                                                         Creation Units; -
                                                                                                         Book-Entry-Only System
15.      Receipt and handling of payments from purchasers.............................................   The Trust
16.      Acquisition and disposition of underlying securities.........................................   The Trust - Creation of
                                                                                                         Creation Units; The
                                                                                                         Portfolio; Administration
                                                                                                         of the Trust; Redemption of
                                                                                                         Nasdaq-100 Shares -
                                                                                                         Procedure for Redemption of
                                                                                                         Nasdaq-100 Shares
17.      (a)     Withdrawal or redemption by holders..................................................   Administration of the
                                                                                                         Trust; - Rights of
                                                                                                         Beneficial Owners;
                                                                                                         Redemption of Nasdaq-100
                                                                                                         Shares
         (b)     Persons entitled or required to redeem or repurchase securities......................   Same as set forth in 17(a)
         (c)     Cancellation or resale of repurchased or redeemed securities.........................   Same as set forth in 17(a)
18.      (a)     Receipt, custody and disposition of income...........................................   Administration of the Trust
                                                                                                         - Distributions to
                                                                                                         Beneficial Owners
         (b)     Reinvestment of distributions........................................................   *

___________
*        Not applicable, answer negative or not required.

Form N-8B-2                                                                                                       Form S-6
Item Number                                                                                                 Heading in Prospectus
------------------------------------------------------------------------------------------------------  ----------------------------
         (c)     Reserves or special funds............................................................   Same as set forth in 18(a)
         (d)     Schedule of distributions............................................................   *
19.      Records, accounts and reports................................................................   Administration of the
                                                                                                         Trust;  - Distributions to
                                                                                                         Beneficial Owners; -
                                                                                                         Statements to Beneficial
                                                                                                         Owners
20.      Certain miscellaneous provisions of Trust Agreement
         (a)     Amendments...........................................................................  Administration of  the
                                                                                                         Trust - Amendment
         (b)     Extension or termination.............................................................   Administration of the Trust
                                                                                                         - Amendment; - Termination
         (c)     Removal or resignation of trustee....................................................   The Trustee
         (d)     Successor trustee....................................................................   Same as set forth in 20(c)
         (e)     Removal or resignation of sponsor....................................................   The Sponsor
         (f)     Successor sponsor....................................................................   Same as set forth in 20(e)
21.      Loans to security holders....................................................................   *
22.      Limitations on liabilities...................................................................   The Trustee; The Sponsor
23.      Bonding arrangements.........................................................................   *
24.      Other material provisions of Trust Agreement.................................................   *
                                   III. Organization, Personnel and Affiliated Persons of Sponsor
25.      Organization of sponsor......................................................................   Sponsor
26.      Fees received by sponsor.....................................................................   License Agreement
27.      Business of sponsors.........................................................................   Sponsor
28.      Certain information as to officials and affiliated persons of sponsor........................   Sponsor
29.      Ownership of voting securities of sponsor....................................................   Sponsor
30.      Persons controlling sponsor..................................................................   *
31.      Remuneration of officers of sponsor to Trust.................................................   *
32.      Remuneration of directors of sponsor.........................................................   *
33.      Remuneration of employees of sponsor for certain services rendered to Trust..................   *
34.      Compensation of other persons for certain services rendered to Trust.........................   *
                                           IV. Distribution and Redemption of Securities
35.      Distribution of Trust's securities in states.................................................   Continuous Offering of
                                                                                                         Nasdaq-100 Shares
36.      Suspension of sales of Trust's securities....................................................   *

___________
*        Not applicable, answer negative or not required.

Form N-8B-2                                                                                                       Form S-6
Item Number                                                                                                 Heading in Prospectus
------------------------------------------------------------------------------------------------------  ----------------------------
37.     Denial or revocation of authority to distribute...............................................   *
38.     (a)     Method of distribution................................................................   The Trust; Marketplace
                                                                                                         Listing; Continuous
                                                                                                         Offering of Nasdaq-100
                                                                                                         Shares
        (b)     Underwriting agreements...............................................................   Continuous Offering of
                                                                                                         Nasdaq-100 Shares; The
                                                                                                         Trust - Placement of
                                                                                                         Creation Orders using the
                                                                                                         Nasdaq-100 Clearing Process
        (c)     Selling agreements....................................................................   Same as set forth in 38(b)
39.     (a)     Organization of principal underwriter.................................................   Highlights
        (b)     NASD membership of principal underwriter..............................................   Highlights
40.     Certain fees received by principal underwriters...............................................   *
41.     (a)     Business of principal underwriters....................................................   Highlights
        (b)     Branch offices of principal underwriters..............................................   *
        (c)     Salesmen of principal underwriters....................................................   *
42.     Ownership of Trust's securities by certain persons............................................   *
43.     Certain brokerage commissions received by principal underwriters..............................   *
44.     (a)     Method of valuation for determining offering price....................................   The Portfolio; Valuation
        (b)     Schedule as to components of offering price...........................................   *
        (c)     Variation in offering price to certain persons........................................   *
45.     Suspension of redemption rights...............................................................   *
46.     (a)     Certain information regarding redemption or withdrawal valuation......................   Valuation; Redemption of
                                                                                                         Nasdaq-100 Shares
        (b)     Schedule as to components of redemption price.........................................   *


___________
*        Not applicable, answer negative or not required.

Form N-8B-2                                                                                                       Form S-6
Item Number                                                                                                 Heading in Prospectus
------------------------------------------------------------------------------------------------------  ----------------------------
47.     Maintenance of position in underlying securities..............................................   The Trust; The Portfolio;
                                                                                                         Valuation; Administration
                                                                                                         of the Trust -
                                                                                                         Distributions to
                                                                                                         Beneficial Owners;
                                                                                                         Redemption of Nasdaq-100
                                                                                                         Shares; Continuous
                                                                                                         Offering of Nasdaq-100
                                                                                                         Shares
                                         V. Information Concerning the Trustee or Custodian
48.     Organization and regulation of trustee........................................................   Trustee
49.     Fees and expenses of trustee..................................................................   Summary; Expenses of the
                                                                                                         Trust
50.     Trustee's lien................................................................................   Expenses of the Trust;
                                                                                                         Redemption of Nasdaq-100
                                                                                                         Shares
                                   VI. Information Concerning Insurance of Holders of Securities
51.     (a)     Name and address of insurance company.................................................   *
        (b)     Types of policies.....................................................................   *
        (c)     Types of risks insured and excluded...................................................   *
        (d)     Coverage..............................................................................   *
        (e)     Beneficiaries.........................................................................   *
        (f)     Terms and manner of cancellation......................................................   *
        (g)     Method of determining premiums........................................................   *
        (h)     Aggregate premiums paid...............................................................   *
        (i)     Recipients of premiums................................................................   *
        (j)     Other material provisions of Trust Agreement relating to insurance....................   *
                                                     VII. Policy of Registrant
52.     (a)     Method of selecting and eliminating securities from the Trust.........................   The Trust - Creation of
                                                                                                         Creation Units; The
                                                                                                         Portfolio; Administration
                                                                                                         of the Trust; Redemption
                                                                                                         of Nasdaq-100 Shares -
                                                                                                         Procedure for Redemption
                                                                                                         of Nasdaq-100 Shares
        (b)     Elimination of securities from the Trust..............................................   *
        (c)     Policy of Trust regarding substitution and elimination of securities..................   Same as set forth in 52(a)
        (d)     Description of any other fundamental policy of the Trust..............................   *
53.     (a)     Taxable status of the Trust..........................................................    Tax Status of the Trust
        (b)     Qualification of the Trust as a regulated investment company.........................    Same as set forth in 53(a)
                                            VIII. Financial and Statistical Information
54.     Information regarding the Trust's last ten fiscal years.......................................   *
55.     Certain information regarding periodic payment plan certificates..............................   *
56.     Certain information regarding periodic payment plan certificates..............................   *
57.     Certain information regarding periodic payment plan certificates..............................   *
58.     Certain information regarding periodic payment plan certificates..............................   *
59.     Financial statements (Instruction 1(c) to Form S-6)...........................................   *

___________
*        Not applicable, answer negative or not required.

Form N-8B-2                                                                                                       Form S-6
Item Number                                                                                                 Heading in Prospectus
------------------------------------------------------------------------------------------------------  ----------------------------
        (d)     Description of any other fundamental policy of the Trust..............................   *
53.     (a)     Taxable status of the Trust..........................................................    Tax Status of the Trust
        (b)     Qualification of the Trust as a regulated investment company.........................    Same as set forth in 53(a)
                                            VIII. Financial and Statistical Information
54.     Information regarding the Trust's last ten fiscal years.......................................   *
55.     Certain information regarding periodic payment plan certificates..............................   *
56.     Certain information regarding periodic payment plan certificates..............................   *
57.     Certain information regarding periodic payment plan certificates..............................   *
58.     Certain information regarding periodic payment plan certificates..............................   *
59.     Financial statements (Instruction 1(c) to Form S-6)...........................................   *

___________
*        Not applicable, answer negative or not required.

                                   PROSPECTUS

                         NASDAQ-100 TRUST(SM), SERIES 1

                             A Unit Investment Trust

                                   ___________

----------------------------------
The Nasdaq-100 Index(R):

o    measures the average
     performance of a broadly
     diversified group of stocks
     listed on The Nasdaq
     Stock Market(R).

o    includes 100 of the largest
     non-financial securities
     listed on The Nasdaq
     Stock Market.

o    is a modified
     capitalization-weighted
     index which promotes
     portfolio weight
     diversification.
----------------------------------

The Nasdaq-100 Trust(SM), Series 1:

     o is a unit investment trust designed to generally correspond to the price and yield performance of the Nasdaq-100 Index.

     o    holds all of the stocks in the Nasdaq-100 Index.


     o issues and redeems shares of Nasdaq-100 Index Tracking Stock(SM) only in multiples of 50,000 shares in exchange for the stocks in the Nasdaq-100 Index and cash.


Nasdaq-100 Index Tracking Stock:

     o represents undivided ownership interests in the Nasdaq-100 Trust, Series 1.

     o    listed on The Nasdaq Stock Market under the symbol "QQQQ."

     o    minimum trading unit: 1 Share of Nasdaq-100 Index Tracking Stock.

                                   ___________

                       Sponsor: Nasdaq Global Funds, Inc.
                (which is owned by The Nasdaq Stock Market, Inc.)

                                   ___________

         The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any contrary representation is a criminal offense.

                                   ___________


                        Prospectus dated January 31, 2006


      COPYRIGHT (C) 2006 by Nasdaq Global Funds, Inc., all rights reserved

                        The Nasdaq-100 Trust(SM), Series 1

                                _________________

                        Nasdaq-100 Index Tracking Stock(SM)
                                Table of Contents


                                                                                                                Page
                                                                                                                ----
FRONT COVER PAGE
SUMMARY..........................................................................................................1
ESSENTIAL INFORMATION AS OF SEPTEMBER 30, 2005...................................................................1
HIGHLIGHTS.......................................................................................................3
         Nasdaq-100 Shares(SM) are Ownership Interests in the Nasdaq-100 Trust...................................3
         Nasdaq-100 Shares Should Generally Correspond to the Value of the Underlying Nasdaq-100 Index...........3
         Nasdaq-100 Shares are Listed on The Nasdaq Stock Market.................................................4
         The Nasdaq-100 Trust Issues and Redeems Nasdaq-100 Shares in Multiples of 50,000 Shares
               Called "Creation Units"...........................................................................4
         Creation Orders Must be Placed With the Distributor.....................................................5
         Expenses of the Trust..................................................................................10
         Example of Expenses....................................................................................11
         Book-Entry Ownership Only of Nasdaq-100 Shares.........................................................11
         Distributions..........................................................................................12
         Federal Income Tax Considerations......................................................................12
         Termination of the Nasdaq-100 Trust....................................................................13
         Purchases of Nasdaq-100 Shares by Registered Investment Companies......................................13
         Risk Factors...........................................................................................13
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND AUDITED
         FINANCIAL STATEMENTS...................................................................................18
SPECIAL CONSIDERATIONS..........................................................................................32
THE TRUST.......................................................................................................32
REDEMPTION OF NASDAQ-100 SHARES.................................................................................39
THE PORTFOLIO...................................................................................................44
THE INDEX.......................................................................................................53
LICENSE AGREEMENT...............................................................................................59
MARKETPLACE LISTING.............................................................................................61
TAX STATUS OF THE TRUST.........................................................................................61
ERISA CONSIDERATIONS............................................................................................65
CONTINUOUS OFFERING OF NASDAQ-100 SHARES........................................................................65
EXPENSES OF THE TRUST...........................................................................................66
VALUATION.......................................................................................................69
ADMINISTRATION OF THE TRUST.....................................................................................70
SPONSOR.........................................................................................................77
TRUSTEE.........................................................................................................78
DEPOSITORY......................................................................................................79
DISTRIBUTOR.....................................................................................................80
LEGAL OPINION...................................................................................................80
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM...................................................................80
CODE OF ETHICS..................................................................................................80
INFORMATION AND COMPARISON RELATING TO TRUST, SECONDARY MARKET TRADING,
         NET ASSET SIZE, PERFORMANCE, AND TAX TREATMENT.........................................................81
ADDITIONAL INFORMATION..........................................................................................90

                                     SUMMARY

                ESSENTIAL INFORMATION AS OF SEPTEMBER 30, 2005(1)


Glossary:                   All defined terms used in this Prospectus and page
                            numbers on which their definitions appear are listed
                            in the Glossary on page 91.

Total Trust Net Assets:                                     $19,596,428,010

Number of Nasdaq-100 Shares:                                496,500,000

Fractional Undivided Interest in the Trust
Represented by each Nasdaq-100 Share:                       1/496,500,000

Net Asset Value per Nasdaq-100 Share (based on the
value of the Securities, other net assets of the
Trust, and the number of Nasdaq-100 Shares outstanding):    $39.47

Annual Trust Ordinary Operating Expenses:                   0.20% of the Trust's
                                                            average net assets.

Dividend Payment Dates:     Quarterly, on the last Business Day of April, July,
                            October, and January. Annually for net realized
                            capital gains, if any.  Distributions (if any) will
                            be of the dividends accumulated in respect of the
                            Securities held by the Trust net of Trust fees and
                            expenses.

Record Dates:               Quarterly, on the second Business Day following the
                            third Friday in each of March, June, September and
                            December.

Evaluation Time:            Closing time of the regular trading session on The
                            Nasdaq Stock Market (ordinarily 4:00 p.m. Eastern
                            time).

Licensor:                   The Nasdaq Stock Market, Inc. ("Nasdaq")


________________________________________
     (1) The Trust Agreement became effective and the initial deposit was made on March 4, 1999 (the "Initial Date of Deposit").

Mandatory                   The first to occur of (i) March 4, 2124 or (ii)
Termination Date:           the date 20 years after the death of the last
                            survivor of fifteen persons named in the Trust
                            Agreement, the oldest of whom was born in 1986 and
                            the youngest of whom was born in 1996.

Discretionary               The Trust may be terminated if at any time the value
Termination:                of the Securities held by the Trust is less than
                            $350,000,000, as such amount is adjusted for
                            inflation.(2)

Market Symbol:              Nasdaq-100 Shares are listed on Nasdaq under the
                            symbol "QQQQ."

CUSIP:                      631100 10 4

________________________________________
     (2) The Trust may also be terminated under other circumstances. See "Administration of the Trust--Termination."

                                   HIGHLIGHTS

Nasdaq-100 Shares(SM) are Ownership Interests in the Nasdaq-100 Trust


     The Nasdaq-100 Trust, Series 1 (the "Trust") is a unit investment trust that issues securities called Nasdaq-100 Index Tracking Stock (also referred to in this Prospectus as "Nasdaq-100 Shares"). The Trust is a unit investment trust organized under the laws of the State of New York. The Trust is governed by a trust agreement (the "Trust Agreement") between The Bank of New York, a corporation organized under the laws of the State of New York with trust powers (the "Trustee"), and Nasdaq Global Funds, Inc. (the "Sponsor"), dated and executed as of March 4, 1999, as amended by Amendment No. 1 to the Trust Agreement, dated as of April 17, 2001, by Amendment No. 2 to the Trust Agreement, dated as of February 4, 2004 and Amendment No. 3 dated as of January 24, 2006. Nasdaq-100 Index Tracking Stock represents undivided ownership interests in the portfolio of stocks held by the Trust. The Trust holds all of the stocks of the Nasdaq-100 Index (the "Index").


Nasdaq-100 Shares Should Generally Correspond to the Value of the Underlying Nasdaq-100 Index

     The investment objective of the Trust is to provide investment results that generally correspond to the price and yield performance of the Index (the component securities of the Index are sometimes referred to herein as "Index Securities"). There can be no assurance that this investment objective will be met fully.

     The Trust holds the Portfolio and cash and is not actively managed by traditional methods, which typically involve effecting changes in the Portfolio on the basis of judgments made relating to economic, financial and market considerations. To maintain the correspondence between the composition and weights of the securities in the Trust (the "Securities") and the stocks in the Nasdaq-100 Index, the Trustee adjusts the Securities from time to time to conform to periodic changes in the identity and/or relative weights of Index Securities. The composition and weighting of the securities portion of a Portfolio Deposit are also adjusted to conform to changes in the Index. Changes to the Index are made after the close of the market (see "The Portfolio--Adjustments to the Portfolio Deposit").

     The value of the Nasdaq-100 Shares will fluctuate in relation to changes in the value of the Trust's portfolio of securities. However, at any point in time, the market price of each individual Nasdaq-100 Share may not be identical to the net asset value ("NAV") of such share. Historically, these two valuations have been very close.

     The current value of the Nasdaq-100 Index will ordinarily continue to be reported even when trading is interrupted in its component stocks. In that event, the reported Index level will be based on the current market price of those stocks still being traded (if any) and the last reported prices for those stocks that are not currently trading. As a result, reported Index levels may at times be based on noncurrent price information with respect to some or even all of the stocks in the Index Securities.

Nasdaq-100 Shares are Listed on The Nasdaq Stock Market

     Nasdaq-100 Shares are listed for trading on the Nasdaq National Market tier of Nasdaq. Previously (prior to December 1, 2004), Nasdaq-100 Shares were listed for trading on the American Stock Exchange (the "Amex"). Nasdaq-100 Shares are bought and sold in the secondary market like regular shares of stock at any time during the trading day. Nasdaq-100 Shares generally trade in round lots of 100 shares, but can be traded in odd lots of as little as one share. Trading of Nasdaq-100 Shares on Nasdaq may be halted under the circumstances described in the paragraphs below relating to the risks of investing in Nasdaq-100 Shares.

The Nasdaq-100 Trust Issues and Redeems Nasdaq-100 Shares in Multiples of 50,000 Shares Called "Creation Units"


     The Trust issues Nasdaq-100 Shares only in multiples of 50,000 shares, which are referred to as "Creation Units." Creation Units are issued by the Trust to anyone who, after placing a creation order with ALPS Distributors, Inc. (the "Distributor"), deposits with the "Trustee" of the Trust, a specified portfolio of Nasdaq-100 Index securities, as well as a cash payment, if any, generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit.


     Nasdaq-100 Shares are not individually redeemable, except upon termination of the Trust. Nasdaq-100 Shares can be redeemed only by tendering to the Trust 50,000 Nasdaq-100 Shares or multiples thereof. Upon redemption, the redeeming holder will receive a portfolio of Nasdaq-100 Index securities based on the net asset value of the Trust plus, in some cases, a cash payment. The cash payment amount is generally equal to the cash amount determined for creations of Nasdaq-100 Shares and, likewise, may be paid by either the redeeming holder or the Trust, depending on the values of the dividends received, Trust expenses and the adjustment amount.

Creation Orders Must be Placed With the Distributor

     All orders to create Nasdaq-100 Shares must be placed with the Distributor (see "The Trust--Procedures for Creation of Creation Units"). To be eligible to place orders with the Distributor to create Creation Unit size aggregations of Nasdaq-100 Shares, an entity or person either must be (1) a "Participating Party," as hereinafter defined, or (2) a Depository Trust Company Participant (see "Book-Entry Ownership Only of Nasdaq-100 Shares"), and in each case must have executed a Nasdaq-100 Participant Agreement. The term "Participating Party" means a broker-dealer or other participant in the Nasdaq-100 Clearing Process, through the Continuous Net Settlement ("CNS") System of the National Securities Clearing Corporation ("NSCC"), a clearing agency that is registered with the Securities and Exchange Commission (the "Commission").(3) Upon acceptance of an order to create Nasdaq-100 Shares, the Distributor will transmit such order to the Trustee and instruct the Trustee to initiate the book-entry movement of the appropriate number of Nasdaq-100 Shares to the account of the entity placing the order. Payment for orders to create Nasdaq-100 Shares will be made by deposits with the Trustee of a portfolio of securities that is substantially similar in composition and weighting to the Index Securities (see "The Trust--Creation of Creation Units"), together, in certain cases, with a cash payment in an amount which shall be equal to the Income Net of Expense Amount (as hereinafter defined), plus or minus, as the case may be, the Balancing Amount (as hereinafter defined). The "Income Net of Expense Amount" is an amount equal, on a per Creation Unit basis, to the dividends on all the Securities with ex-dividend dates within the period beginning on the most recent ex-dividend date for Nasdaq-100 Shares (the third Friday in each of March, June, September, and December, see "Distributions") through and including the current Business Day (the "Accumulation Period") as if all of the Securities had been held for such period, net of accrued expenses and liabilities for such period not previously deducted (including, without limitation, (x) taxes or other governmental charges against the Trust not previously deducted, if any, and (y) accrued fees of the Trustee and other expenses of the Trust (including legal and auditing expenses) and other expenses not previously deducted (see "Expenses of the Trust")). The

------------------------
(3) As of December 31, 2005, the National Association of Securities Dealers, Inc. (the "NASD") beneficially owned approximately 3.71% of the issued and outstanding shares of common stock of The Depository Trust & Clearing Corporation ("DTCC"), the parent company of NSCC and the Depository, and the NASD owned 10,000 shares of Series B preferred stock of DTCC, which entitles the NASD to elect one director of DTCC. The NASD currently has majority voting control of Nasdaq.

"Balancing Amount" serves the function of compensating for any differences between (1) the value of the portfolio of securities deposited with the Trustee in connection with a creation of Nasdaq-100 Shares, together with the Income Net of Expense Amount, and (2) the net asset value of the Trust on a per Creation Unit basis (see "The Portfolio--Adjustments to the Portfolio Deposit" for a further description thereof).

     The Income Net of Expense Amount and the Balancing Amount are collectively referred to herein as the "Cash Component" and the deposit of such a portfolio of securities and the Cash Component are collectively referred to herein as a "Portfolio Deposit." In connection with an order to create Nasdaq-100 Shares on any given day, the Cash Component of the Portfolio Deposit may be payable either by the Trustee on behalf of the Trust to the creator of Nasdaq-100 Shares or by the creator of Nasdaq-100 Shares to the Trustee on behalf of the Trust, depending upon the respective amounts of the Income Net of Expense Amount and the Balancing Amount.


     An entity or person placing creation orders with the Distributor must either (i) initiate instructions pertaining to Portfolio Deposits through the CNS clearing processes of NSCC, creations and redemptions, such processes being referred to herein as the "Nasdaq-100 Clearing Process," or (ii) deposit Portfolio Deposits with the Trustee outside the Nasdaq-100 Clearing Process (i.e., through the facilities of The Depository Trust Company).

     The Distributor acts as underwriter of Nasdaq-100 Shares on an agency basis. The Distributor maintains records of the orders placed with it and the confirmations of acceptance and furnishes to those placing such orders confirmations of acceptance of the orders. The Distributor also is responsible for delivering a prospectus to persons creating Nasdaq-100 Shares. The Distributor also maintains a record of the delivery instructions in response to orders and may provide certain other administrative services, such as those related to state securities law compliance. The Distributor is a corporation organized under the laws of the State of Colorado and is located at 1625 Broadway, Suite 2200, Denver, CO 80202. The Distributor is a registered broker-dealer and a member of the NASD. The Sponsor pays the Distributor a flat annual fee for certain distribution services. The Sponsor will not seek reimbursement for such payment from the Trust without obtaining prior exemptive relief from the Commission.

Bar Chart and Table


     The bar chart below entitled "Annual Total Returns for the Trust" and table below entitled "Average Annual Total Returns (for periods ending December 31,
2005)" provide some indication of the risks of investing in the Trust by showing the variability of the Trust's returns based on net assets and comparing the Trust's performance to the performance of the Nasdaq-100 Index. Past performance (both before and after tax) is not necessarily an indication of how the Trust will perform in the future.


     The after-tax returns presented below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Nasdaq-100 Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

     The total returns in the bar chart below, as well as the total and after-tax returns presented in the Table, do not reflect Transaction Fees payable by those persons purchasing and redeeming Creation Units, nor brokerage commissions incurred by those persons purchasing and selling Nasdaq-100 Shares in the secondary market (see footnotes to the Table).

     This bar chart shows the performance of the Trust for each full calendar year since its inception on March 4, 1999. During the period shown below (January 1, 2000 through December 31, 2005), the highest quarterly return for the Trust was 34.88% for the quarter ended December 31, 2001, and the lowest was -36.18% for the quarter ended September 30, 2001.


Annual Total Returns for the Trust


[the following data was represented as a bar chart in the printed material]


 Date
12/31/00         -36.93%
12/31/01         -32.78%
12/31/02         -37.66%
12/31/03          49.17%
12/31/04          10.47%
12/31/05           1.66%

Average Annual Total Returns
(for periods ending December 31, 2005)

                                                               Past One       Past Five        Since
                                                                 Year           Years      Inception(2)
                                                               --------       ---------    ------------
Nasdaq-100 Trust, Series 1
  Return Before Taxes(1) ......................................    1.66%         -6.83%        -2.65%
  Return After Taxes on Distributions(1) ......................    1.54%         -6.92%        -2.72%
  Return After Taxes on Distributions and
    Redemption of Creation Units(1) ...........................    1.08%         -6.72%        -2.26%
  Nasdaq-100 Index(3) .........................................    1.50%         -6.69%        -2.49%


-----------------------------
(1)  Includes all applicable fees and expenses.

(2)  Investment operation commenced on March 5, 1999.


(3) Does not reflect deduction for fees, expenses or taxes. See the Calendar Year-End Dividend Yield on the Index in the table on page 54 in the section entitled "The Index."


Source: The Bank of New York and The Nasdaq Stock Market.

     Future expense accruals will depend primarily on the level of the Trust's net assets and the level of expenses. There is no guarantee that in the future the Trust's ordinary operating expenses will not exceed 0.20% of the Trust's daily net asset value. The Sponsor reserves the right to discontinue its reimbursement policy in the future.

     A transaction fee is payable to the Trustee in connection with each creation and redemption of Creation Units made through the Nasdaq-100 Clearing Process ("Transaction Fee") and is nonrefundable, regardless of the NAV of the Trust.

     Until further notice is given as described below, the Transaction Fee charged in connection with each creation of Creation Units through the Nasdaq-100 Clearing Process is (i) $500 per Participating Party per day for creations of Creation Unit size aggregations of Nasdaq-100 Shares where there are also, in the same day, separate creations in any number, or redemptions in an amount not equal to the number of Nasdaq-100 Shares created, of other similar exchange traded funds based on the Index for which the Trustee or its affiliate acts as trustee, fund administrator or in any similar capacity, (ii) no fee per Participating Party where there is, in the same day, a redemption of an equal number of shares of another similar exchange traded fund based on the Index for which the Trustee or its affiliate acts as the trustee, fund administrator or in any similar capacity, and (iii) in all other cases $1,000 per Participating Party per day, regardless of the number of

Creation Units created on such day by such Participating Party. Likewise, until further notice is given as described below, the Transaction Fee charged in connection with the Redemption of Creation Units through the Nasdaq-100 Clearing Process is (i) $500 per Participating Party per day for redemptions of Creation Unit size aggregations of Nasdaq-100 Shares where there are also, in the same day, separate redemptions in any number, or creations in an amount not equal to the number of Nasdaq-100 Shares redeemed of another similar exchange traded fund based on the Index for which the Trustee or its affiliate acts as trustee, fund administrator or in any similar capacity, (ii) no fee per Participating Party where there is, in the same day, a creation of an equal number of shares of another similar exchange traded fund based on the Index for which the Trustee or its affiliate acts as the trustee, fund administrator or in any similar capacity, and (iii) in all other cases $1,000 per Participating Party per day, regardless of the number of Creation Units redeemed on such day by such Participating Party. This Transaction Fee may subsequently be changed by the Trustee, with the consent of the Sponsor, but will not in any event exceed 10/100 of one percent (10 basis points) of the value of a Creation Unit at the time of creation or redemption, as the case may be (the "10 Basis Point Limit"). No modification to, or reductions, discounts or waivers of, the Transaction Fee charged in connection with the creation of Creation Units is scheduled or currently contemplated by the Sponsor or the Trustee.


     For creations and redemptions outside the Nasdaq-100 Clearing Process, an additional amount not to exceed three (3) times the applicable Transaction Fee will be charged to the creator or redeemer. Under the current schedule, therefore, the total fee charged in connection with the creation or redemption of Creation Units outside the Nasdaq-100 Clearing Process would be (i) $500 per Participating Party per day for creations of Creation Unit size aggregations of Nasdaq-100 Shares where there are also, in the same day, separate creations in any number, or redemptions in an amount not equal to the number of Nasdaq-100 Shares created, of other similar exchange traded funds based on the Index for which the Trustee or its affiliate acts as trustee, fund administrator or in any similar capacity, (ii) no fee per Participating Party where there is, in the same day, a redemption of an equal number of shares of another similar exchange traded fund based on the Index for which the Trustee or its affiliate acts as the trustee, fund administrator or in any similar capacity and (iii) in all other cases $1,000 (the Transaction Fee for the creation or redemption of a Creation Unit) plus an additional amount not to exceed $3,000 (3 times $1,000) for a total of $4,000.

Expenses of the Trust

     The expenses of the Trust will be accrued daily and reflected in the net asset value of the Trust. Until the Sponsor otherwise determines, the Sponsor has undertaken that the ordinary operating expenses of the Trust will not exceed 0.20% per annum of the daily net asset value of the Trust, and the Sponsor will reimburse the Trust for expenses incurred by the Trust in excess of such amount.

     Estimated Trust Annual Ordinary Operating Expenses(1):

                                                                                    As a % of Trust
                                                                                       Net Assets
                                                                                    ---------------
Trustee's Fee..............................................................             0.06%(2)
Nasdaq License Fee.........................................................             0.04%
Marketing Expenses.........................................................             0.10%(3)
Estimated Other Operating Expenses.........................................             0.00%(4)
                                                                                        ----
Total Gross Expenses.......................................................             0.20%(5)
                                                                                        ====

-----------------------------
(1) In addition, secondary market purchases and sale of Nasdaq-100 Shares are subject to ordinary brokerage commissions and charges.

(2) The Trustee's annual fee ranges from 0.04% to 0.10%, based on the net asset value of the Trust. Ordinary operating expenses of the Trust do not include brokerage commissions incurred on the purchase or sale of Securities.

(3) Marketing expenses include direct advertising in print and television media, and the cost of production of such advertising, consultant fees and prospectus printing expenses.

(4) The amount represents less than 0.01%.


(5) Until the Sponsor otherwise determines, the Sponsor has undertaken that the ordinary operating expenses of the Trust as calculated by the Trustee will not be permitted to exceed an amount which is 20/100 of one percent (0.20%) per annum of the daily net assets of the Trust. Gross expenses of the Trust for the year ending September 30, 2005, without regard to this undertaking, were also 0.20% of the net asset value of the Trust and, accordingly, no expenses of the Trust were assumed by the Sponsor. The Sponsor may, in its sole discretion, discontinue its undertaking to limit ordinary operating expenses of the Trust. See "Expenses of the Trust."

     An investor does not pay any sales charges in connection with purchases or reinvestment of distributions of Nasdaq-100 Shares or ordinarily any deferred sales charge on the redemption (redemptions are only allowed in Creation Unit sizes -- i.e., 50,000 Shares of Nasdaq-100 Shares). Investors purchasing or selling Nasdaq-100 Shares in the secondary market would incur customary brokerage commissions and charges.

     Transaction fees charged in connection with each creation or redemption of Creation Units through the Nasdaq-100 Clearing Process range from $0 to $1,000 per Participating Party, depending on whether they are separate creations or redemptions of Nasdaq-100 Shares or shares of other similar exchange traded funds based on the Index.

Example of Expenses:


     An investor would pay the following expenses on a $10,000 investment, assuming the estimated operating expense ratio cap of 0.20% set forth in footnote (5) above for the year ending September 30, 2005, and assuming estimated gross operating expenses thereafter remain at 0.20% of the net asset value of the Trust and a 5% annual return on investment throughout the periods.


     Cumulative Expenses Paid for Period of:

               1 Year            3 Years          5 Years           10 Years
               ------            -------          -------           --------
                 $20               $60              $110              $260


     The above example assumes the reinvestment of all dividends and distributions and utilizes a 5% annual rate of return as mandated by Commission regulations applicable to mutual funds. Although the Trust is a unit investment trust rather than a mutual fund, this information is represented to permit a comparison of fees. The example should not be considered a representation of past or future expenses or annual rate of return; the actual expenses and annual rate of return may be more or less than those assumed for purposes of this example. Investors should also note that the presentation of a $10,000 investment is for illustration purposes only. Pursuant to an exemptive order obtained from the Commission, the Trust may reimburse the Sponsor for certain expenses relating to the printing and distribution of marketing materials describing the Nasdaq-100 Shares and the Trust, reimbursement to the Sponsor for annual licensing fees and federal and state annual registration fees for the issuance of Nasdaq-100 Shares up to 0.20% (20 basis points) of the Trust's total assets.


Book-Entry Ownership Only of Nasdaq-100 Shares

     The Depository Trust Company, New York, New York, a limited purpose trust company organized under the laws of the State of New York (referred to herein as "DTC") or its nominee will be the record or registered owner of all outstanding Nasdaq-100 Shares. Beneficial ownership of Nasdaq-100 Shares will be shown on the records of the DTC or its participants. Certificates will not be issued for Nasdaq-100 Shares, whether in Creation Unit size aggregations or otherwise.

Distributions


     Distributions by the Trust are made quarterly to the extent that dividends accumulated in respect of the Securities and other income, if any, received by the Trust exceed Trust fees and expenses accrued during the quarterly Accumulation Period which ends on the Business Day preceding each ex-dividend date for Nasdaq-100 Shares. However, no net dividend distribution will be made in any given quarter, and any net dividend amounts will be rolled into the next Accumulation Period, if the aggregate net dividend distribution would be in an amount less than 5/100 of one percent (0.05%) of the net asset value of the Trust, unless the Trustee determines that such distribution is required to be made in order to maintain the Trust's status as a regulated investment company, to avoid the imposition of income or excise taxes on undistributed income. The Trustee further reserves the right to declare special dividends if, in its discretion, it would be otherwise advantageous to the Beneficial Owners.


     The expenses of the Trust may be as great as or in excess of the dividend and other income to be received by the Trust during any quarter and, under such circumstances, no quarterly net dividend distributions would be made.

     Any net capital gains recognized by the Trust in any taxable year are to be distributed at least annually. The Trust may make additional distributions after the end of the year in order to satisfy certain distribution requirements imposed by the Code (as defined below). Although income distributions, if any, are currently made on a quarterly basis, the Trustee reserves the right to vary the frequency of distributions.

Federal Income Tax Considerations

     The Trust has elected tax treatment as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 (the "Code"), and distributes annually its entire investment company taxable income and capital gain, if any. Distributions that are taxable as ordinary income to Beneficial Owners generally are expected to constitute dividend income for federal income tax purposes and to be eligible for the dividends-received deduction available to many corporations to the extent of qualifying dividend income received by the Trust. The quarterly distributions, if any, made by the Trust will be based on the dividend performance of the Securities held during such quarterly distribution period, net of Trust fees and expenses, rather than the actual taxable income of the Trust. As a result, a portion of any such distributions of the Trust may be treated as a return of capital or a capital gain dividend for federal income tax purposes or the Trust may be required to make additional distributions to maintain its status as a regulated investment company or to avoid imposition of income or excise taxes on undistributed income.

Termination of the Nasdaq-100 Trust

     The Trust has a specified lifetime term. The Trust will terminate by its terms on the first to occur of: (i) March 4, 2124 or (ii) the date twenty (20) years after the death of the last survivor of fifteen persons named in the Trust Agreement, the oldest of whom was born in 1986 and the youngest of whom was born in 1996 (the "Mandatory Termination Date").

Purchases of Nasdaq-100 Shares by Registered Investment Companies

     Purchases of Nasdaq-100 Shares by registered investment companies are subject to the restrictions set forth in Section 12(d)(1) of the 1940 Act. On April 9, 2004, the Commission has issued an order that would permit registered investment companies to invest in Nasdaq-100 Shares beyond these limits, subject to certain conditions and terms stated in the application. One such condition stated in the application is that registered investment companies relying on the order must enter into a written agreement with the Trust.

Risk Factors

     Investors can lose money by investing in Nasdaq-100 Shares. Investors should carefully consider the risk factors described below together with all of the other information included in this Prospectus before deciding to invest in Nasdaq-100 Shares.

     Investment in the Trust involves the risk that the value of the Securities may fluctuate in accordance with changes in the financial condition of the issuers of the Securities, the value of common stocks generally, and other factors. The composition and weighting of the Index Securities and hence the composition and weighting of the Securities held in the Trust also change from time to time.

     The financial condition of the issuers of the Securities may become impaired or the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of the Securities and thus in the value of Nasdaq-100 Shares). Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic, and banking crises. There can be no assurance that the issuers of the Securities will pay dividends on outstanding shares of common stock. Distributions on the Securities will generally depend upon the declaration of dividends by the issuers of the Securities; the declaration of such dividends generally depends upon various factors, including the financial condition of the issuers and general economic conditions.

     The Trust is not actively managed by traditional methods, and therefore the adverse financial condition of an issuer will not result in the elimination of its securities from the Securities held by the Trust unless the Securities of such issuer are removed from the Index.

     Holders of common stocks of any given issuer incur more risk than holders of preferred stocks and debt obligations of such issuer because common stockholders, as owners of such issuer, have generally subordinate rights to receive payments from such issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stocks issued by, such issuer. Further, unlike debt securities which typically have a stated principal amount payable at maturity (whose value, however, will be subject to market fluctuations prior thereto), or preferred stocks which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding. The value of the Securities may therefore be expected to fluctuate over the entire life of the Trust.

     All of the Securities are currently listed on the Nasdaq National Market. The existence of a liquid trading market for certain Securities may depend on whether dealers will make a market in such Securities. There can be no assurance that a market will be made for any of the Securities, that any market for the Securities will be maintained, or that any such market will be or remain liquid. The price at which the Securities may be sold and the value of the Trust will be adversely affected if trading markets for the Securities are limited or absent.

     An investment in the Trust should also be made with an understanding that the Trust will not be able to replicate exactly the performance of the Index because the total return generated by the Securities will be reduced by transaction costs incurred in adjusting the actual balance of the Securities and other Trust expenses, whereas such transaction costs and expenses are not included in the calculation of the Index. It is also possible that for short periods of time, the Trust may not fully replicate the performance of the Index due to the temporary unavailability of certain Index Securities in the secondary market or due to other extraordinary circumstances. Such events are unlikely to continue for an extended period of time because the Trustee is required to correct such imbalances by means of adjusting the composition of the Securities. It is also possible that the composition of the Trust may not exactly replicate the composition of the Index if the Trust has to adjust its portfolio holdings in order to continue to qualify as a "regulated investment company" under the Code.

     The time frames for delivery of Securities, cash, or Nasdaq-100 Shares in connection with creation and redemption activity within the Nasdaq-100 Clearing Process as set forth herein are based on NSCC's current "regular way" settlement period of three (3) days during which NSCC is open for business (each such day an "NSCC Business Day"). NSCC may, in the future, reduce such "regular way" settlement period, in which case it is anticipated that there would be a corresponding reduction or increase in settlement periods applicable to Nasdaq-100 Share creations and redemptions.


     Distribution of dividends to Beneficial Owners is dependent on the payment of dividends by issuers of the Securities.

     The Sponsor has currently undertaken to limit ordinary operating expenses of the Trust to 0.20% of the Trust's daily net asset value. The Sponsor may, in its sole discretion, discontinue its undertaking to limit ordinary operating expenses of the Trust. In such event, expenses of the Trust could exceed the dividend and other income received by the Trust during each quarter. The Trust will pay any such excess expenses with the proceeds realized from the sale of Securities effected ordinarily whenever the Trustee determines that projected annualized fees and expenses accrued on a daily basis exceed projected annualized dividends and the Trust income accrued on a daily basis by more than 1/100 of one percent (0.01%) of the net asset value of the Trust.


     The net asset value of the Nasdaq-100 Shares may not always correspond to market price. The net asset value of Nasdaq-100 Shares in Creation Unit size aggregations and, proportionately, the net asset value per Nasdaq-100 Share changes as fluctuations occur in the market value of the Securities. Investors should also be aware that the aggregate public trading market price of 50,000 Nasdaq-100 Shares may be different from the net asset value of a Creation Unit size aggregation of Nasdaq-100 Shares (i.e., 50,000 Nasdaq-100 Shares may trade at a premium over or at a discount to the net asset value of a Creation Unit) and similarly the public trading market price per Nasdaq-100 Share may be different from the net asset value of a Creation Unit on a per Nasdaq-100 Share basis. This price difference may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Nasdaq-100 Shares will be closely related to, but not identical to, the same forces influencing the prices of the Index component securities trading individually or in the aggregate at any point in time. The expenses of the Trust, which are accrued daily, are reflected in the net asset value of Nasdaq-100 Shares in Creation Unit size aggregations.

     Trading in Nasdaq-100 Shares on Nasdaq may be halted due to market conditions or, in light of Nasdaq rules and procedures for reasons that, in the view of Nasdaq, make trading in Nasdaq-100 Shares inadvisable. There can be no assurance that the requirements of Nasdaq necessary to maintain the listing of Nasdaq-100 Shares will continue to be met or will remain unchanged. The Trust will be terminated in the event Nasdaq-100 Shares are delisted from Nasdaq and are not subsequently relisted on a national securities exchange or a quotation medium operated by a national securities association.

     Nasdaq-100 Shares are subject to the risk of an investment in a portfolio of equity securities in economic sectors in which the Index may be highly concentrated (e.g., technology) as well as to the risks specific to the performance of a few individual component Securities which currently represent a highly concentrated weighting in the Index. These include the risks that the level of stock prices in these sectors or the stock prices of these specific companies may decline, thereby adversely affecting the value of Nasdaq-100 Shares. In addition, because it is the policy of the Trust to invest in the securities that comprise the Index, if the Index is concentrated in an industry or group of industries, the portfolio of Securities also will be concentrated in that industry or group of industries. Furthermore, investors should be aware that in the event that one or more stocks which currently have a highly concentrated weighting in the Index were to leave The Nasdaq Stock Market, if a company with a large market capitalization were to list its shares on The Nasdaq Stock Market, or if there were a significant rebalancing of the Index, then the composition and weighting of the Index, and hence the composition and weighting of the Securities in the Trust, would change significantly and the performance of Nasdaq-100 Shares would reflect the performance of the new Index as reconfigured.


     Furthermore, due to the concentration of the Index in sectors characterized by relatively higher volatility in price performance when compared to other economic sectors, the performance of the Index may be more volatile when compared to other broad-based stock indexes. It is anticipated that the price volatility of Nasdaq-100 Shares may be greater than the price volatility of other market-traded securities which are issued by investment companies based upon indexes other than the Index.


     Nasdaq-100 Shares are also subject to risks other than those associated with an investment in a broad market portfolio of equity securities in that the selection of the securities included in the Trust's portfolio, the expenses associated with the Trust, or other factors distinguishing an ownership interest in a trust from the direct ownership of a portfolio of securities may affect trading the Nasdaq-100 Shares as compared with trading in a broad market portfolio of equity securities.

     The Trustee will ordinarily deliver a portfolio of Securities for each Creation Unit size aggregation of Nasdaq-100 Shares delivered for redemption, substantially identical in composition to the Securities portion of a Portfolio Deposit as in effect on the date a request for redemption is deemed received by the Trustee. If a redemption is processed through the Nasdaq-100 Clearing Process, to the extent that the Securities to be delivered on settlement date are not delivered, they will be covered by NSCC's guarantee of the completion of such delivery. Any Securities not received on settlement date will be marked to the market on a daily basis until delivery is completed. The Trust, to the extent it has not already done so, remains obligated to deliver such Securities to NSCC, and the market risk of any increase in the value of such Securities until delivery is made by the Trust to NSCC could adversely affect the net asset value of the Trust. Investors should note that the Securities to be delivered to a redeemer submitting a redemption request outside of the Nasdaq-100 Clearing Process that are not delivered to such redeemer are not covered by NSCC's guarantee of completion of such delivery.


     The Sponsor of the Trust has been granted a license to use the Nasdaq-100 Index as a basis for determining the composition and the weighting of securities held by the Trust and to use certain trade names and trademarks of Nasdaq. The Trust may be terminated if the license agreement is terminated.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Sponsor, Trustee and the Unitholders of the Nasdaq-100 Trust, Series 1:

     We have audited the accompanying statement of assets and liabilities of the Nasdaq-100 Trust, Series 1 (the "Trust"), including the schedule of investments, as of September 30, 2005, and the related statements of operations and changes in net assets for each of the three years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2005, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of the Nasdaq-100 Trust, Series 1 at September 30, 2005, the results of its operations and changes in its net assets for each of the three years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


                                                   /s/ Ernst & Young LLP


New York, New York
January 27, 2006

Nasdaq-100 Trust, Series 1
Statement of Assets and Liabilities
--------------------------------------------------------------------------------


                                                                  September 30,
                                                                      2005
                                                                ----------------
Assets:
  Investment in securities, at value (cost $27,704,104,031)    $ 19,590,693,619
  Cash .....................................................         16,412,949
  Dividends receivable .....................................            338,975
  Receivable for units created .............................             24,078
                                                               ----------------
TOTAL ASSETS ...............................................   $ 19,607,469,621
                                                               ================
Liabilities:
  Payable to Sponsor .......................................   $      7,738,143
  Payable to Trustee .......................................          1,019,754
  Payable to Licensor ......................................          1,974,015
  Accrued expenses .........................................            172,529
  Payable for units redeemed ...............................            137,170
                                                               ----------------
  Total liabilities ........................................         11,041,611
                                                               ----------------
NET ASSETS .................................................   $ 19,596,428,010
                                                               ================
Net assets represented by:
  Paid in capital ..........................................   $ 44,450,207,231
  Accumulated net realized loss on investment transactions .    (16,740,368,809)
  Net unrealized depreciation on investments ...............     (8,113,410,412)
                                                               ----------------
NET ASSETS .................................................   $ 19,596,428,010
                                                               ================
Shares of beneficial interest outstanding, unlimited
  shares authorized: .......................................        496,500,000
                                                               ================
Net asset value per share: (net assets / shares of
  beneficial interest outstanding) .........................   $          39.47
                                                               ================


                 See accompanying notes to financial statements.

Nasdaq-100 Trust, Series 1
Statements of Operations
--------------------------------------------------------------------------------


                                                             Year Ended September 30,
                                                2005                   2004                   2003
                                          ----------------       ----------------       ----------------
Investment income:
  Dividend income ..................      $    286,877,228       $     59,439,915       $     31,935,985
Expenses:
  Trustee fees .....................            13,013,442             13,841,499             11,891,747
  Marketing expenses ...............            19,741,251             21,154,762             17,797,637
  Licensing fees ...................             8,274,832              8,804,330              7,524,027
  Professional fees ................               304,493                318,289                193,549
  Other fees and expenses ..........                44,122                 18,324                 17,421
                                          ----------------       ----------------       ----------------
  Total expenses ...................            41,378,140             44,137,204             37,424,381
                                          ----------------       ----------------       ----------------
  Net investment income
    (loss) .........................           245,499,088             15,302,711             (5,488,396)
                                          ----------------       ----------------       ----------------
Realized and unrealized
  gain (loss) on investments:
  Net realized loss on sale
    of investments .................          (783,805,604)        (1,388,010,691)        (4,146,549,585)
  Net realized gain on
    in-kind redemptions ............         1,432,472,314          2,024,647,203            850,621,587
  Net change in unrealized
    appreciation /
    depreciation on
    investments ....................         1,793,898,876          1,106,137,591         11,619,697,025
                                          ----------------       ----------------       ----------------
  Net realized and
    unrealized gain on
    investments ....................         2,442,565,586          1,742,774,103          8,323,769,027
                                          ----------------       ----------------       ----------------
Net increase in net
  assets resulting
  from operations ..................      $  2,688,064,674       $  1,758,076,814       $  8,318,280,631
                                          ================       ================       ================


                See accompanying notes to financial statements.

Nasdaq-100 Trust, Series 1
Statements of Changes in Net Assets
--------------------------------------------------------------------------------


                                                                  Year Ended September 30,
                                                         2005                2004                2003
                                                 --------------------------------------------------------

Increase (decrease) in net assets:
Operations:
     Net investment income (loss) ............   $    245,499,088    $     15,302,711    $     (5,488,396)
                                                 --------------------------------------------------------
     Net realized gain (loss) on investment
       transactions ..........................        648,666,710         636,636,512      (3,295,927,998)
     Net change in unrealized appreciation /
       depreciation on investments ...........      1,793,898,876       1,106,137,591      11,619,697,025
                                                 --------------------------------------------------------
     Net increase in net assets resulting from
       operations ............................      2,688,064,674       1,758,076,814       8,318,280,631
                                                 --------------------------------------------------------

 Distribution to Unitholders from:
     Net investment income ...................       (232,172,392)         (8,613,794)                 --
                                                 --------------------------------------------------------

Unitholder transactions:
     Proceeds from subscriptions of
       Nasdaq-100 Index Tracking Stock shares      25,349,203,598      24,171,986,179      18,735,061,802
     Less redemptions of
       Nasdaq-100 Index Tracking Stock shares     (28,589,052,697)    (25,602,336,418)    (22,100,133,150)
                                                 --------------------------------------------------------
     Decrease in net assets due to
       unitholder transactions ...............     (3,239,849,099)     (1,430,350,239)     (3,365,071,348)
                                                 --------------------------------------------------------
Total increase (decrease) ....................       (783,956,817)        319,112,781       4,953,209,283

Net assets:
     Beginning of year .......................     20,380,384,827      20,061,272,046      15,108,062,763
                                                 --------------------------------------------------------
     End of year* ............................   $ 19,596,428,010    $ 20,380,384,827    $ 20,061,272,046
                                                 ========================================================

* Includes undistributed net income of $0, $1,471,796 and $0 at September 30, 2005, 2004 and 2003, respectively.


See accompanying notes to financial statements.

Nasdaq-100 Trust, Series 1
Financial Highlights
--------------------------------------------------------------------------------


                                                                      Year Ended September 30,
                                            ------------------------------------------------------------------------------
                                                2005            2004            2003            2002               2001
                                            ------------------------------------------------------------------------------

Net asset value, beginning of period .....  $     35.13     $     32.41     $     20.70           29.11        $     89.07
Investment operations:
  Net investment income (loss) (1) .......         0.45(5)         0.02           (0.01)          (0.03)             (0.06)
  Net realized and unrealized gain
    (loss) on investments ................         4.30            2.71           11.72           (8.38)            (59.90)
                                            ------------------------------------------------------------------------------
Total from investment operations .........         4.75            2.73           11.71           (8.41)            (59.96)
Less distributions from:
  Net investment income ..................        (0.41)          (0.01)             --              --                 --
                                            ------------------------------------------------------------------------------
Net asset value, end of period ...........  $     39.47     $     35.13     $     32.41     $     20.70        $     29.11
                                            ==============================================================================
Total investment return (2) ..............        13.52%           8.43%          56.57%         (28.89)%           (67.32)%

Ratios and Supplemental Data:
  Net assets, end of period (000's) ......  $19,596,428     $20,380,385     $20,061,272     $15,108,063        $18,105,560
  Ratios to average net assets:
    Expenses before expenses waived and/
      or assumed .........................         0.20%           0.20%           0.20%           0.20%              0.18%
    Expenses after expenses waived and/
      or assumed .........................         0.20%           0.20%           0.20%           0.18%(4)           0.18%
    Net investment income (loss) before
      expenses waived and/ or assumed ....         1.19%(5)        0.07%          (0.03%)         (0.13%)            (0.13%)
    Net investment income (loss) after
      expenses waived and/ or assumed ....         1.19%(5)        0.07%          (0.03%)         (0.11%)(4)         (0.13%)
  Portfolio turnover rate (3) ............        14.71%           6.60%          13.35%          12.64%             21.77%


The financial highlights summarize the impact of net investment income, net realized and unrealized gains and losses and distributions on a single share of the Nasdaq-100 Trust outstanding for each period presented. Additionally, important relationships between certain financial statement items are expressed in ratio form.

-----------------------------
(1)  Calculated using average share method.

(2) The total return calculation assumes the reinvestment of dividends and capital gain distributions, if any. Total return excludes the effect of transaction fees connected to the creation and redemption of Creation Units and brokerage commissions incurred by purchasing and/ or selling shares of the Trust in the secondary market. Currently, the Trust does not have a dividend reinvestment program.

(3) Portfolio turnover excludes securities received or delivered from processing creations or redemptions of Nasdaq-100 units.

(4)  The net ratio also reflects the impact of refunded commission filing fees.

(5) Includes the effect of a special dividend declared by Microsoft Corporation during the year ended September 30, 2005. The Trust recognized $204,265,356 of dividend income as a result of this dividend.

                 See accompanying notes to financial statements.

Nasdaq-100 Trust, Series 1
Notes to Financial Statements
September 30, 2005
--------------------------------------------------------------------------------
1. Organization

     Nasdaq-100 Trust, Series 1 (the "Trust") is a unit investment trust created under the laws of the State of New York and registered under the Investment Company Act of 1940. The Trust was created to provide investors with the opportunity to purchase units of beneficial interest in the Trust representing proportionate undivided interests in the portfolio of securities held by the Trust, which consists of substantially all of the securities, in substantially the same weighting, as the component securities of the Nasdaq-100 Index.

     The Trust commenced operations on March 5, 1999 upon the initial issuance of 150,000 shares of the Nasdaq-100 Index Tracking Stock (equivalent to three Creation Units) in exchange for a portfolio of securities assembled to reflect the intended portfolio composition of the Trust.

     Nasdaq Global Funds, Inc. (formerly Nasdaq Financial Product Services, Inc.) is the Sponsor of the Trust and The Bank of New York is the Trustee.

2. Significant Accounting Policies

     The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Trust.

Security Valuation


     Portfolio securities are valued at the Nasdaq official closing price of The Nasdaq Stock Market, Inc. (the "Nasdaq Stock Market") which is deemed to be the principal market on which the securities are traded. If there is no Nasdaq official closing price on the day of valuation, a security is valued at its closing bid price on the Nasdaq Stock Market. If a security is not quoted on the Nasdaq Stock Market, or the principal market of the security is other than the Nasdaq Stock Market, or the Trustee deems the official close price or closing bid price inappropriate for valuation purposes, then the security shall be fair valued by the Trustee in good faith based (a) on the closing price for the security on another market on which the security is traded or if there is no such appropriate closing price, at the closing bid price on such other market,
(b) on current bid prices on the Nasdaq Stock Market or such other markets, (c) if bid prices are not available, on the basis of current bid prices for comparable securities, (d) by the Trustee's appraising the value of the securities in good faith on the bid side of the market, or (e) any combination thereof.

Investment Transactions

     Investment transactions are recorded on the trade date. Realized gains and losses from the sale or disposition of securities are recorded on a specific identification basis. Dividend income is recorded on the ex-dividend date.

Distributions to Unitholders

     The Trust will declare and distribute dividends, if any, from net investment income quarterly. The Trust will declare and distribute net realized capital gains, if any, at least annually.

Federal Income Tax


     The Trust has qualified and intends to continue to qualify for and elect treatment as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying the Trust will not be subject to federal income taxes to the extent it distributes 90% of its net investment income, including any net realized capital gains, for each fiscal year. In addition, by distributing during each calendar year substantially all of its net investment income and capital gains, if any, the Trust will not be subject to federal excise tax. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

     At September 30, 2005, permanent differences primarily due to the tax treatment of in-kind transactions and redemption proceeds were reclassified within the components of net assets of the Trust. These differences resulted in a net decrease of $14,798,492 in undistributed net investment income, a net decrease in accumulated net realized loss on investments of $1,432,472,314 and a corresponding increase to paid in capital of $1,447,270,806. This reclassification had no effect on net assets of the Trust.

     The tax character of distributions paid during the years ended September 30, 2005 and 2004 was $232,172,392 and $8,613,794 of ordinary income, respectively.

     At September 30, 2005, the Trust had a capital loss carryforward of $13,533,178,289, of which $18,036,354 expires in 2007, $9,472,938 expires in
2008, $615,423,028 expires in 2009, $2,457,820,737 expires in 2010,
$5,729,023,648 expires in 2011, $3,015,741,745 expires in 2012 and
$1,687,659,839 expires in 2013.

     Capital losses incurred after October 31 ("post-October" losses) within the taxable year are deemed to arise on the first business day of the Trust's next taxable year. The Trust incurred and will elect to defer net capital losses of $654,169,465 for the year ended September 30, 2005. These carryover losses may be used to offset future gains. To the extent they are so used, future gains will not be distributed to unitholders until they exceed available loss carryovers.

     As of September 30, 2005 the components of accumulated earnings/ (deficit) on a tax basis were as follows:

     Accumulated capital and other losses             $(14,187,347,755)
     Unrealized depreciation                           (10,666,431,466)
                                                      ----------------
     Total accumulated deficit                        $(24,853,779,221)
                                                      ================


3. Transactions with the Trustee and Sponsor


     The Trust pays the expenses of its operations, including the fees of its Trustee and reimbursement to the Sponsor for expenses of the Sponsor relating to the marketing of the Trust and for payments to the Nasdaq Stock Market, Inc. (the "Licensor") for a license to use the Nasdaq-100 Index as a basis for determining the composition and weighting of securities held by the Trust. The annual license fee to the Licensor is 4/100 of one percent (0.04%) of the average net assets of the Trust. License fees of $1,974,015 were payable to the Licensor at September 30, 2005. Currently, the License Agreement is scheduled to expire on March 10, 2009 in accordance with its terms.

     In accordance with the Trust Agreement, the Trustee maintains the Trust's accounting records, acts as custodian and transfer agent to the Trust, and provides administrative services, including filing of all required regulatory reports. The Trustee is also responsible for determining the composition of the portfolio of securities, which must be delivered in exchange for the issuance of Creation Units of the Trust, and for adjusting the composition of the Trust's portfolio from time to time to conform to changes in the composition and/or weighting structure of the Nasdaq-100 Index. For these services, the Trustee receives a fee at the following annual rates:

             Net Asset Value               Fee as a Percentage of Net
              of the Trust                  Asset Value of the Trust
     --------------------------------      --------------------------
     $0-$499,999,999*                      10/100 of 1% per annum
     $500,000,000-$2,499,999,999*           8/100 of 1% per annum
     $2,500,000,000-$24,999,999,999*        6/100 of 1% per annum
     $25,000,000,000-$49,999,999,999*       5/100 of 1% per annum
     $50,000,000,000 and over*              4/100 of 1% per annum

* The fee indicated applies to that portion of the net asset value of the Trust which falls in the size category indicated and is computed each business day on the basis of net asset value of the Trust on such day.

     The minimum annual fee, which shall be paid to the Trustee, is $180,000. To the extent that the amount of the Trustee's compensation is less than such minimum annual fee, the Sponsor has agreed to pay the amount of such shortfall.

     Until the Sponsor otherwise determines, the Sponsor has undertaken that the ordinary operating expenses of the Trust as calculated by the Trustee will not be permitted to exceed an amount which is 20/100 of one percent (0.20%) per annum of the daily net assets of the Trust. To the extent during such periods that ordinary operating expenses of the Trust exceeded such amounts, the Sponsor reimbursed the Trust or assumed invoices on behalf of the Trust for such excess ordinary operating expenses.

     The Sponsor retains the ability to be repaid by the Trust for expenses so reimbursed or assumed to the extent that subsequently during the fiscal year expenses fall below the applicable per annum level on any given day. For the years ended September 30, 2005, 2004 and 2003, ordinary operating expenses incurred by the Trust did not exceed the 0.20% per annum level and, accordingly, no expenses of the Trust were assumed by the Sponsor.

     Marketing expenses paid by the Sponsor on behalf of the Trust for invoices received directly by the Sponsor during the year remain payable in the amount of $7,738,143 to the Sponsor at September 30, 2005.

     ALPS Distributors, Inc. (the "Distributor") is the distributor for the Trust. The Sponsor, not the Trust, pays the Distributor a flat annual fee for its distribution services.

4. Transactions in Shares of the Nasdaq-100 Trust


     Transactions in shares were as follows:

                                    For the Year Ended    For the Year Ended    For the Year Ended
                                    September 30, 2005    September 30, 2004    September 30, 2003
                                    --------------------------------------------------------------

Nasdaq-100 Index Tracking Stock
        shares sold                     670,750,000            847,600,000           664,050,000
Nasdaq-100 Index Tracking Stock
        shares redeemed                (754,400,000)          (886,450,000)         (774,850,000)
                                    --------------------------------------------------------------
Net decrease                            (83,650,000)          (38,850,000)          (110,800,000)
                                    ==============================================================

     Nasdaq-100 Index Tracking Stock shares are issued and redeemed by the Trust only in Creation Unit size aggregations of 50,000 Nasdaq-100 Index Tracking Stock shares. Such transactions are only permitted on an in-kind basis, with a separate cash payment that is equivalent to the undistributed net investment income per Nasdaq-100 Index Tracking Stock share and a balancing cash component to equate the transaction to the net asset value per share of the Trust on the transaction date. The transaction fee charged in connection with creation or redemption of Creation Units through the Nasdaq-100 Clearing Process is either $0, $500, or $1,000 per Participating Party per day, depending on specific circumstances. The total fee charged in connection with the creation or redemption of Creation Units outside the Nasdaq-100 Clearing Process is $4,000 per Participating Party per day.

     Transaction fees are received by the Trustee from the Participating Party and used to offset the expense of processing orders. For the years ended September 30, 2005, 2004 and 2003, the Trustee earned $452,000, $428,000 and
$361,000, respectively, in transaction fees. The Trustee, in its sole discretion, may voluntarily reduce or waive the transaction fee, or modify the transaction fee schedule, subject to certain limitations. There were no such reductions or waivers for the years ended September 30, 2005, 2004 and 2003.

5. Investment Transactions

     For the year ended September 30, 2005, the Trust had purchases and sales of investment securities of $3,013,673,380 and $3,011,415,922, respectively. This excludes securities received or delivered from processing creations or redemptions of the Trust. At September 30, 2005, the cost of investments for federal income tax purposes was $30,257,125,085. Accordingly, gross unrealized depreciation was $11,269,949,216 and gross unrealized appreciation was $603,517,750 resulting in net unrealized depreciation of $10,666,431,466.

Nasdaq-100 Trust, Series 1
Schedule of Investments
September 30, 2005
--------------------------------------------------------------------------------


Common Stocks                                         Shares             Value
------------------------------------------------   ------------   ------------------
Microsoft Corporation ..........................   55,688,162     $ 1,432,856,408
QUALCOMM, Inc. .................................   29,791,931       1,333,188,912
Apple Computer, Inc.* ..........................   17,482,028         937,211,521
Intel Corporation ..............................   32,226,422         794,381,302
Amgen, Inc.* ...................................    8,685,917         692,007,007
eBay, Inc.* ....................................   15,251,480         628,360,976
Cisco Systems, Inc.* ...........................   34,485,638         618,327,489
Dell, Inc.* ....................................   13,321,580         455,598,036
Symantec Corporation* ..........................   18,918,300         428,688,678
Comcast Corporation* ...........................   14,405,107         423,222,044
Starbucks Corporation* .........................    8,069,148         404,264,315
Oracle Corporation* ............................   32,536,169         403,123,134
Genzyme Corporation* ...........................    4,860,434         348,201,492
Yahoo! Inc.* ...................................   10,230,144         346,188,073
Gilead Sciences, Inc.* .........................    6,781,765         330,678,861
Sears Holdings Corp.* ..........................    2,605,028         324,117,584
Maxim Integrated Products, Inc. ................    6,941,414         296,051,307
Electronic Arts, Inc.* .........................    4,621,756         262,931,699
Teva Pharmaceutical Industries Limited .........    7,245,301         242,137,959
Bed Bath & Beyond, Inc.* .......................    6,007,089         241,364,836
Linear Technology Corporation ..................    6,193,340         232,807,651
Biogen Idec, Inc.* .............................    5,555,373         219,326,126
Adobe Systems Incorporated .....................    7,287,031         217,517,875
Applied Materials, Inc. ........................   12,673,741         214,946,647
Paychex, Inc. ..................................    5,430,268         201,354,337
Research In Motion, Ltd.* ......................    2,883,245         197,213,958
PACCAR, Inc. ...................................    2,902,507         197,051,200
Xilinx, Inc. ...................................    7,003,021         195,034,135
Amazon.com, Inc.* ..............................    4,130,964         187,132,669
Marvell Technology Group, Ltd.* ................    4,039,889         186,279,282
Apollo Group, Inc.* ............................    2,757,815         183,091,338
Broadcom Corporation* ..........................    3,889,405         182,451,989
KLA -Tencor Corporation ........................    3,616,634         176,347,074
Biomet, Inc. ...................................    5,075,761         176,179,664
Chiron Corporation* ............................    3,968,776         173,118,009
Autodesk, Inc. .................................    3,594,557         166,931,227
Costco Wholesale Corporation ...................    3,812,308         164,272,352

Nasdaq-100 Trust, Series 1
Schedule of Investments
September 30, 2005 (continued)
--------------------------------------------------------------------------------


Common Stocks                                          Shares             Value
-------------------------------------------------   ------------   ------------------
Fiserv, Inc.* ...................................    3,554,193     $   163,030,833
Staples, Inc. ...................................    7,455,761         158,956,825
Intuit, Inc.* ...................................    3,448,586         154,531,139
Altera Corporation* .............................    7,914,571         151,247,452
Sirius Satellite Radio, Inc.* ...................   21,719,186         142,260,668
Network Appliance, Inc.* ........................    5,811,131         137,956,250
Celgene Corp.* ..................................    2,514,453         136,585,087
MCI, Inc.* ......................................    5,368,719         136,204,401
IAC / InterActiveCorp* ..........................    5,318,541         134,825,002
Whole Foods Market, Inc. ........................      996,699         134,006,181
MedImmune, Inc.* ................................    3,981,463         133,976,230
Juniper Networks, Inc.* .........................    5,566,425         132,425,251
Cintas Corporation ..............................    3,051,126         125,248,722
Express Scripts, Inc.* ..........................    2,003,150         124,595,930
XM Satellite Radio Holdings, Inc.* ..............    3,456,152         124,110,418
Sandisk Corporation* ............................    2,518,446         121,515,020
Flextronics International Ltd.* .................    9,378,078         120,508,302
Garmin, Ltd. ....................................    1,510,613         102,464,880
Liberty Global, Inc.* ...........................    3,646,692          98,752,419
EchoStar Communications Corporation .............    3,322,432          98,244,314
Siebel System, Inc. .............................    9,241,219          95,461,792
Cognizant Technology Solutions Corp.* ...........    2,010,799          93,683,125
NTL Incorporated* ...............................    1,402,416          93,681,389
Sepracor, Inc.* .................................    1,545,398          91,163,028
Expeditors International of Washington, Inc......    1,581,102          89,774,972
Check Point Software Technologies Ltd.* .........    3,641,138          88,552,476
Sun Microsystems, Inc.* .........................   22,405,419          87,829,242
Comverse Technology, Inc.* ......................    3,140,535          82,501,854
NVIDIA Corporation* .............................    1,277,661          81,923,623
VeriSign, Inc.* .................................    3,775,100          80,673,887
Pixar* ..........................................    1,802,050          80,209,246
Patterson Companies, Inc.* ......................    1,996,875          79,934,906
Microchip Technology Incorporated ...............    2,626,660          79,114,999
Citrix Systems, Inc.* ...........................    3,057,501          76,865,575
American Power Conversion Corporation ...........    2,950,479          76,417,406
CDW Corporation .................................    1,265,452          74,560,432
Wynn Resorts, Limited* ..........................    1,638,413          73,974,347

Nasdaq-100 Trust, Series 1
Schedule of Investments
September 30, 2005 (continued)
--------------------------------------------------------------------------------


Common Stocks                                          Shares            Value
-------------------------------------------------   ------------   -----------------
Fastenal Company ................................    1,090,510     $    66,619,256
Lam Research Corporation* .......................    2,128,430          64,853,262
JDS Uniphase Corporation* .......................   28,506,593          63,284,636
Sigma-Aldrich Corporation .......................      978,999          62,714,676
DENTSPLY International, Inc. ....................    1,149,636          62,103,337
Ericsson Telephone Co. ..........................    1,670,561          61,543,467
Lamar Advertising Company* ......................    1,304,766          59,184,186
Lincare Holdings, Inc.* .........................    1,430,526          58,723,092
Invitrogen Corporation* .........................      752,342          56,598,689
Career Education Corporation* ...................    1,581,527          56,239,100
Mercury Interactive Corporation* ................    1,392,710          55,151,316
Novellus System, Inc.* ..........................    2,133,831          53,516,481
ATI Technologies, Inc.* .........................    3,754,889          52,343,153
Ross Stores, Inc. ...............................    2,174,486          51,535,318
Intersil Corporation ............................    2,338,512          50,932,791
BEA Systems, Inc.* ..............................    5,503,230          49,419,005
Qlogic Corporation* .............................    1,396,454          47,758,727
Millennium Pharmaceuticals, Inc.* ...............    5,111,204          47,687,533
PETsMART, Inc. ..................................    2,147,850          46,780,173
Tellabs, Inc.* ..................................    3,852,081          40,523,892
Molex Incorporated ..............................    1,494,515          39,873,660
Smurfit-Stone Container Corporation* ............    3,759,832          38,951,860
Synopsys, Inc.* .................................    2,010,028          37,989,529
Sanmina-SCI Corporation* ........................    8,474,803          36,356,905
Dollar Tree Stores, Inc.* .......................    1,575,639          34,112,588
Level 3 Communications, Inc.* ...................   10,419,051          24,172,198
                                                                   ---------------
Total Investments (Cost $27,704,104,031).........                  $19,590,693,619
                                                                   ===============

Nasdaq-100 Trust, Series 1
Schedule of Investments
September 30, 2005 (continued)
--------------------------------------------------------------------------------


     The securities of the Nasdaq-100 Trust's investment portfolio categorized by industry sector, as a percentage of total investments at value, were as follows:


Industry Classification                            Value          Percentage
------------------------------------------   -----------------   -----------
Information Technology Hardware ..........   $ 7,243,516,338         36.97%
Computer Software/Services ...............     3,952,575,409         20.18%
Pharmaceuticals & Biotechnology ..........     2,471,480,021         12.62%
Retail/Wholesale Trade ...................     2,246,644,192         11.47%
Other Services ...........................     2,107,937,565         10.76%
Health ...................................       501,536,929          2.56%
Manufacturing ............................       495,456,603          2.53%
Telecommunications .......................       254,057,988          1.30%
Other Industries .........................       317,488,574          1.61%
                                             ---------------        ------
Total ....................................   $19,590,693,619        100.00%
                                             ===============        ======

*    Non-income producing security for the year ended September 30, 2005.

                 See accompanying notes to financial statements.

                            SPECIAL CONSIDERATIONS

     Investors in the Trust should be aware that the Sponsor of the Trust is a wholly owned subsidiary of Nasdaq. Nasdaq is the proprietor of the Index as well as the operator of The Nasdaq Stock Market, the marketplace where the Index Securities are listed. The NASD maintains majority voting control of Nasdaq.

     Under the terms of a license agreement with Nasdaq, the Sponsor has been granted a license to use the Index as a basis for determining the composition of the Trust and to use certain service marks and trademarks of Nasdaq in connection with the Trust (see "License Agreement"). Under the terms of the license agreement, the Sponsor pays to Nasdaq an annual licensing fee for use of the Index. The Sponsor ordinarily will seek reimbursement from the Trust for the amount of licensing fees (see "Expenses of the Trust").

     The Index is determined, composed, and calculated by Nasdaq without regard to the Sponsor, the Trust, or the Beneficial Owners of Nasdaq-100 Shares. Nasdaq has complete control and sole discretion in determining, composing, or calculating the Index or in modifying in any way its method for determining, composing, or calculating the Index in the future.


                                   THE TRUST

     The Trust, an exchange traded fund or "ETF," is a registered investment company which both (a) continuously issues and redeems "in-kind" its shares, known as Nasdaq-100 Index Tracking Stock or QQQSM, only in large lot sizes called Creation Units at their once-daily NAV and (b) lists the shares individually for trading on Nasdaq at prices established throughout the trading day, like any other listed equity security trading in the secondary market on Nasdaq. The Securities held by the Trust consist of a portfolio of equity securities or, in the case of securities not yet delivered in connection with purchases made by the Trust or Portfolio Deposits, confirmations of contracts to purchase such securities (collectively, the "Portfolio").

Creation of Creation Units

     Portfolio Deposits may be deposited with the Trustee via instructions submitted through the Nasdaq-100 Clearing Process of NSCC, following placement with the Distributor of orders to create Nasdaq-100 Shares by a person who has executed a Participant Agreement with the Distributor and the Trustee. The Distributor shall reject any order that is not submitted in proper form. Investors may deposit Portfolio Deposits through the Nasdaq-100 Clearing Process or directly with the Trustee outside the Nasdaq-100 Clearing Process. The Transaction Fee will be charged at the time of creation of a Creation Unit size aggregation of Nasdaq-100 Shares. An additional amount not to exceed three (3) times the Transaction Fee applicable for a Creation Unit will be charged to a creator creating outside the Nasdaq-100 Clearing Process (i.e., depositing Portfolio Deposits directly with the Trustee through DTC), in part due to the increased expense associated with settlement outside the Nasdaq-100 Clearing Process.

     The Trustee and the Sponsor, from time to time and for such periods as they may determine, together may increase(4) or reduce the amount and/or waive the imposition altogether of the Transaction Fee (and/or the additional amounts charged in connection with creations and/or redemptions outside the Nasdaq-100 Clearing Process) for certain numbers of Creation Units of Nasdaq-100 Shares created or redeemed, whether applied solely to creations and/or redemptions made through the Nasdaq-100 Clearing Process, solely to creations and/or redemptions made outside the Nasdaq-100 Clearing Process, or to both methods of creation and/or redemption. The Sponsor also reserves the right, from time to time, to vary the number of Nasdaq-100 Shares per Creation Unit (currently 50,000 shares) and such change may or may not be made in conjunction with a change to the Transaction Fee. The occurrence of any increase, reduction, or waiver of the Transaction Fee and the number of Creation Units created or redeemed to which such increase, reduction, or waiver applies shall be disclosed in the then current Nasdaq-100 Share Prospectus.

     The Sponsor makes available on each Business Day a list of the names and the required number of shares for each of the securities in the current Portfolio Deposit as well as the Income Net of Expense Amount effective through and including the previous Business Day per outstanding Nasdaq-100 Share. The Sponsor may choose within its discretion to make available, frequently throughout each Business Day, a number representing, on a per Nasdaq-100 Share basis, the sum of the Income Net of Expense Amount effective through and including the previous Business Day plus the current value of the securities portion of a Portfolio Deposit as in effect on such day (which value will occasionally include a cash-in-lieu amount to compensate for the omission of a particular Index Security from such Portfolio Deposit, see "The Portfolio--Adjustments to the Portfolio Deposit"). The Nasdaq Stock Market calculates the Nasdaq-100 Index intra-day every 15 seconds on every business day in which The Nasdaq Stock Market is open for trading. If the Sponsor elects to make such information available, it would be calculated

-----------------------------
(4) Such increase is subject to the 10 Basis Point Limit discussed above under "Highlights--Average Annual Total Returns." Redemption of Nasdaq-100 Shares or of the additional amounts charged in connection with the creation or redemption of Nasdaq-100 Shares outside the Nasdaq-100 Clearing Process is beyond that which is discussed herein under the caption "Highlights--Average Annual Total Returns."

based upon the best information available to the Sponsor and may be calculated by other persons designated to do so by the Sponsor. If the Sponsor elects to make such information available, the inability of the Sponsor or its designee to provide such information for any period of time will not in itself result in a halt in the trading of Nasdaq-100 Shares on Nasdaq. If such information is made available, investors interested in creating Nasdaq-100 Shares or purchasing Nasdaq-100 Shares in the secondary market should not rely solely on such information in making investment decisions but should also consider other market information and relevant economic and other factors (including, without limitation, information regarding the Index, the Index Securities, and financial instruments based on the Index).

     Upon receipt of one or more Portfolio Deposits following placement with the Distributor of an order to create Nasdaq-100 Shares, the Trustee will register the ownership of the Nasdaq-100 Shares in Creation Unit size aggregations in the name of the DTC or its nominee. In turn, the Nasdaq-100 Share position will be removed from the Trustee's account at the DTC and will be allocated to the account of the DTC Participant acting on behalf of the depositor creating Creation Unit(s). Each Nasdaq-100 Share represents a fractional undivided interest in the Trust in an amount equal to one (1) divided by the total number of Nasdaq-100 Shares outstanding. The Trustee may reject a request to create Creation Units made by any depositor or group of depositors if such depositor(s), upon the acceptance by the Trustee of such request and the issuance to such depositor(s) of Nasdaq-100 Shares, would own eighty percent (80%) or more of the outstanding Nasdaq-100 Shares. The Trustee also may reject any Portfolio Deposit or any component thereof under certain other circumstances. In the event there is a failure to deliver the Index Securities which are the subject of such contracts to purchase or the Cash Component includes cash in lieu of the delivery of one or more Index Securities, the Trustee will be instructed pursuant to the Trust Agreement to acquire such Index Securities in an expeditious manner. Hence, price fluctuations during the period from the time the cash is received by the Trustee to the time the requisite Index Securities are purchased and delivered will affect the value of all Nasdaq-100 Shares.

Procedures for Creation of Creation Units

     All orders to create Nasdaq-100 Shares must be placed in multiples of 50,000 Nasdaq-100 Shares (Creation Unit size). All orders to create Nasdaq-100 Shares, whether through the Nasdaq-100 Clearing Process or outside the Nasdaq-100 Clearing Process, must be received by the Distributor by no later than the closing time of the regular trading session on The Nasdaq Stock Market ("Closing Time") (ordinarily 4:00 p.m. Eastern time) in each case on the date such order is placed in order for creation of Nasdaq-100 Shares to be effected based on the net asset value of the Trust as determined on such date. Orders must be transmitted by telephone or other transmission method acceptable to the Distributor and Trustee, pursuant to procedures set forth in the Nasdaq-100 Participant Agreement, as described in this prospectus. Severe economic or market changes or disruptions, or telephone or other communication failure, may impede the ability to reach the Trustee, the Distributor, a Participating Party, or a DTC Participant. Nasdaq-100 Shares may also be created in advance of the receipt by the Trustee of all or a portion of the securities portion of the Portfolio Deposit relating to such Nasdaq-100 Shares, but only through the Nasdaq-100 Clearing Process. In such cases, the Participating Party intending to utilize this procedure will be required to post collateral with the Trustee outside of NSCC consisting of cash at least equal to 115% of the closing value, on the day the order is deemed received, of the portion of the Portfolio Deposit not expected to be available in the account of the Participating Party for delivery to the Trust on the third NSCC Business Day following placement of such order, as such amount is marked-to-the-market daily by the Trustee only for increases in such value. This cash collateral will be required to be posted with the Trustee by 11:00 a.m. Eastern time on the morning of the NSCC Business Day following the day such order is deemed received by the Distributor, or else the order to create Nasdaq-100 Shares will be canceled. The Trustee will hold such collateral in an account separate and apart from the Trust. Under NSCC rules, by midnight of the day following the receipt by NSCC of such order, NSCC will normally guarantee to the Trustee the delivery of the securities portion of the Portfolio Deposit on the third NSCC Business Day following receipt of such order or on a later date. Provided that the NSCC guarantee is established, the Trustee will issue the Nasdaq-100 Shares (in Creation Unit size aggregations) so ordered on such third NSCC Business Day, relying on the NSCC guarantee to make good on the delivery of the Portfolio Deposit. In the event that the required securities are not delivered on such third NSCC Business Day, the Trustee will take steps to "buy-in" the missing portion of the Portfolio Deposit in accordance with NSCC rules. The 115% cash collateral received from the creator will be returned net of commissions and other buy-in expenses incurred by the Trustee, if any, promptly upon settlement of delivery of all of the securities portion of the Portfolio Deposit, or buy-in of all missing securities, or cancellation of the order to create Nasdaq-100 Shares. Information concerning the procedures for such cash collateralization is available from the Distributor.

     All questions as to the number of shares of each of the Index Securities, the amount and identity of the payor of the Cash Component (i.e., the Trustee on behalf of the Trust or the Nasdaq-100 Share creator), and the validity, form, eligibility (including time of receipt), and acceptance for deposit of any Index Securities to be delivered shall be determined by the Trustee, whose determination shall be final and binding. The Trustee reserves the absolute right to reject a creation order transmitted to it by the Distributor in respect of any Portfolio Deposit or any component thereof if (a) the depositor or group of depositors, upon obtaining the Nasdaq-100 Shares ordered, would own 80% or more of the current outstanding Nasdaq-100 Shares; (b) the Portfolio Deposit is not in proper form; (c) acceptance of the Portfolio Deposit would have certain adverse tax consequences (see "Tax Status of the Trust"); (d) the acceptance of the Portfolio Deposit would, in the opinion of counsel, be unlawful; (e) the acceptance of the Portfolio Deposit would otherwise, in the discretion of the Trustee, have an adverse effect on the Trust or the rights of Beneficial Owners; or (f) in the event that circumstances outside the control of the Trustee make it for all practical purposes impossible to process creations of Nasdaq-100 Shares. The Trustee and the Sponsor shall not incur any liability in connection with any notification of defects or irregularities in the delivery of Portfolio Deposits or any component thereof or in connection with the rejection of a creation order.

Placement of Creation Orders Using the Nasdaq-100 Clearing Process


     Portfolio Deposits created through the Nasdaq-100 Clearing Process must be delivered through a Participating Party that has executed a participant agreement with the Distributor and with the Trustee (as the same may be from time to time amended in accordance with its terms, the "Nasdaq-100 Participant Agreement"). The Nasdaq-100 Participant Agreement authorizes the Trustee to transmit to NSCC on behalf of the Participating Party such trade instructions as are necessary to effect the Participating Party's creation order. Pursuant to such trade instructions from the Trustee to NSCC, the Participating Party agrees to transfer the requisite Index Securities (or contracts to purchase such Index Securities that are expected to be delivered in a "regular way" manner through NSCC by the third (3rd) NSCC Business Day) and the Cash Component (if required) to the Trustee, together with such additional information as may be required by the Trustee.


Placement of Creation Orders Outside the Nasdaq-100 Clearing Process

     Portfolio Deposits created outside the Nasdaq-100 Clearing Process must be delivered through a DTC Participant that has executed a Nasdaq-100 Participant Agreement with the Distributor and with the Trustee and has stated in its order that it is not using the Nasdaq-100 Clearing Process and that creation will instead be effected through a transfer of stocks and cash. The requisite number of Index Securities must be delivered through DTC to the account of the Trustee by no later than 11:00 a.m. Eastern time of the next Business Day immediately following the Transmittal Date. The Trustee, through the Federal Reserve Bank wire system, must receive the Cash Component no later than 1:00 p.m. Eastern time on the next Business Day immediately following the Transmittal Date. If the Trustee does not receive both the requisite Index Securities and the Cash Component (if required) in a timely fashion on the next Business Day immediately following the Transmittal Date, such order will be canceled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using a Portfolio Deposit as newly constituted to reflect the current net asset value of the Trust. The delivery of Nasdaq-100 Shares so created will occur no later than the third (3rd) Business Day following the day on which the creation order is deemed received by the Distributor.

Securities Depository; Book-Entry-Only System

     The DTC acts as securities depository for Nasdaq-100 Shares. Cede & Co., as nominee for the DTC, is registered as the record owner of all Nasdaq-100 Shares on the books of the Trustee. Certificates will not be issued for Nasdaq-100 Shares.

     The DTC has advised the Sponsor and the Trustee as follows: the DTC is a limited-purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code, and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended. The DTC was created to hold securities of its participants (the "DTC Participants") and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations, some of whom (and/or their representatives) own DTCC, the parent company of the DTC and NSCC. Access to the DTC system is also available to others such as banks, brokers, dealers, and trust companies that maintain a custodial relationship with a DTC Participant, either directly or indirectly (the "Indirect Participants").

     Upon the settlement date of any creation, transfer, or redemption of Nasdaq-100 Shares, the DTC will credit or debit, on its book-entry registration and transfer system, the number of Nasdaq-100 Shares so created, transferred, or redeemed to the accounts of the appropriate DTC Participants. The accounts to be credited and charged shall be designated by the Trustee to NSCC, in the case of a creation or redemption through the Nasdaq-100 Clearing Process, or by the Trustee and the DTC Participant, in the case of a creation or redemption transacted outside of the Nasdaq-100 Clearing Process. Beneficial ownership of Nasdaq-100 Shares is limited to DTC Participants, Indirect Participants, and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Nasdaq-100 Shares (owners of such beneficial interests are referred to herein as "Beneficial Owners") will be shown on, and the transfer of ownership will be effected only through, records maintained by the DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners are expected to receive from or through the DTC Participant a written confirmation relating to their purchase of Nasdaq-100 Shares. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability of certain investors to acquire beneficial interests in Nasdaq-100 Shares.

     So long as Cede & Co., as nominee of the DTC, is the registered owner of Nasdaq-100 Shares, references herein to the registered or record owners of Nasdaq-100 Shares shall mean Cede & Co. and shall not mean the Beneficial Owners of Nasdaq-100 Shares. Beneficial Owners of Nasdaq-100 Shares will not be entitled to have Nasdaq-100 Shares registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form, and will not be considered the record or registered holder thereof under the Trust Agreement. Accordingly, each Beneficial Owner must rely on the procedures of the DTC, the DTC Participant, and any Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights of a holder of Nasdaq-100 Shares under the Trust Agreement.

     The Trustee recognizes the DTC or its nominee as the owner of all Nasdaq-100 Shares for all purposes except as expressly set forth in the Trust Agreement. Pursuant to the agreement between the Trustee and DTC (the "Depository Agreement"), the DTC is required to make available to the Trustee upon request and for a fee to be charged to the Trust a listing of the Nasdaq-100 Share holdings of each DTC Participant. The Trustee shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Nasdaq-100 Shares, directly or indirectly, through such DTC Participant. The Trustee shall provide each such DTC Participant with copies of such notice, statement, or other communication, in such form, number, and at such place as such DTC Participant may reasonably request, in order that such notice, statement, or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trustee on behalf of the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

     Nasdaq-100 Share distributions shall be made to the DTC or its nominee, Cede & Co. Upon receipt of any payment of distributions in respect of the Nasdaq-100 Shares, the DTC or Cede & Co. is required immediately to credit DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in the Nasdaq-100 Shares, as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect

Participants and Beneficial Owners of the Nasdaq-100 Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a "street name," and will be the responsibility of such DTC Participants. Neither the Trustee nor the Sponsor has or will have any responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in the Nasdaq-100 Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between the DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

     The DTC may determine to discontinue providing its service with respect to Nasdaq-100 Shares at any time by giving notice to the Trustee and the Sponsor and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trustee and the Sponsor shall take action either to find a replacement for the DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to terminate the Trust (see "Administration of the Trust--Termination").


                        REDEMPTION OF NASDAQ-100 SHARES

     The Nasdaq-100 Shares are redeemable only in Creation Units. Creation Units are redeemable in kind only and are not redeemable for cash except as described under "Summary--Highlights--Termination of the Nasdaq-100 Trust."

Procedure for Redemption of Nasdaq-100 Shares

     Requests for redemptions of Creation Units may be made on any Business Day through the Nasdaq-100 Clearing Process to the Trustee at its trust office at 2 Hanson Place, 12th Floor, Brooklyn, NY 11217, or at such other office as may be designated by the Trustee. Requests for redemptions of Creation Units may also be made directly to the Trustee outside the Nasdaq-100 Clearing Process. Requests for redemptions shall not be made to the Distributor. In the case of redemptions made through the Nasdaq-100 Clearing Process, the Transaction Fee will be deducted from the amount delivered to the redeemer or added to the amount owed by the redeemer to the Trustee, as applicable. In case of redemptions tendered directly to the Trustee outside the Nasdaq-100 Clearing Process, a total fee will be charged equal to the Transaction Fee plus an additional amount not to exceed three (3) times the Transaction Fee applicable for a Creation Unit (due in part to the increased expense associated with delivery outside the Nasdaq-100 Clearing Process), and such amount will be deducted from the amount delivered to the redeemer or added to the amount owed by the redeemer to the Trustee on behalf of the Trust, as applicable (see "Summary"). In all cases, the tender of Nasdaq-100 Shares for redemption and distributions to the redeemer (or payments to the Trustee, as applicable) in respect of Nasdaq-100 Shares redeemed will be effected through DTC and the relevant DTC Participant(s) to the Beneficial Owner thereof as recorded on the book-entry system of DTC or the relevant DTC Participant, as the case may be (see "The Trust-- Book-Entry-Only System").

     The Trustee will transfer to the redeeming Beneficial Owner via DTC and the relevant DTC Participant(s) a portfolio of Securities for each Creation Unit size aggregation of Nasdaq-100 Shares delivered, generally identical in composition and weighting to the securities portion of a Portfolio Deposit as in effect (1) on the date a request for redemption is deemed received by the Trustee as described below, in the case of redemptions made either through the Nasdaq-100 Clearing Process or outside the Nasdaq-100 Clearing Process or (2) on the date that notice of the termination of the Trust is given. The Trustee also transfers via the relevant DTC Participant(s) to the redeeming Beneficial Owner a "Cash Redemption Payment," which on any given Business Day is an amount identical to the amount of the Cash Component and is equal to a proportional amount of the following: dividends on all the Securities for the period through the date of redemption, net of accrued expenses and liabilities for such period not previously deducted (including, without limitation, (x) taxes or other governmental charges against the Trust not previously deducted, if any, and (y) accrued fees of the Trustee and other expenses of the Trust (including legal and auditing expenses) and other expenses not previously deducted (see "Expenses of the Trust")), plus or minus the Balancing Amount. The redeeming Beneficial Owner must deliver to the Trustee any amount by which the amount payable to the Trust by such Beneficial Owner exceeds the amount of the Cash Redemption Payment ("Excess Cash Amounts"). For redemptions outside the Nasdaq-100 Clearing Process, the Trustee on behalf of the Trust will transfer the Cash Redemption Amount (if required) and the securities to the redeeming Beneficial Owner by the third (3rd) Business Day following the date on which the request for redemption is deemed received. In cases in which the Cash Redemption Amount is payable by the redeemer to the Trustee, the redeeming Beneficial Owner (via the DTC and the relevant DTC Participants(s)) is required to make payment of such cash amount by the third (3rd) NSCC Business Day, for redemptions made through the Nasdaq-100 Clearing Process, or the first (1st) Business Day, for redemptions outside the Nasdaq-100 Clearing Process, following the date on which the request for redemption is deemed received. The Trustee will cancel all Nasdaq-100 Shares delivered upon redemption.

     If the Trustee determines that an Index Security is likely to be unavailable or available in insufficient quantity for delivery by the Trust upon the redemption of Nasdaq-100 Shares in Creation Unit size aggregations, the Trustee shall have the right in its discretion to include the cash equivalent value of such Index Security or Index Securities, based on the market value of such Index Security or Index Securities as of the Evaluation Time on the date such redemption is deemed received by the Trustee, in the calculation of the Cash Redemption Amount in lieu of delivering such Index Security or Index Securities to the redeemer.

     In connection with the redemption of Nasdaq-100 Shares, if a redeeming investor requests redemption in cash, rather than in kind, with respect to one or more Securities, the Trustee shall have the right in its discretion to include the cash equivalent value of such Index Security or Index Securities, based on the market value of such Index Security or Index Securities as of the Evaluation Time on the date such redemption order is deemed received by the Trustee, in the calculation of the Cash Redemption Amount in lieu of delivering such Index Security or Index Securities to the redeemer. In such case, such investor will pay the Trustee the standard Transaction Fee, plus an additional amount not to exceed three (3) times the Transaction Fee applicable for a Creation Unit (see "Summary").

     The Trustee, in its discretion, upon the request of a redeeming investor, may redeem Creation Units in whole or in part by providing such redeemer with a portfolio of Securities differing in exact composition from the Index Securities but not differing in net asset value from the then-current Portfolio Deposit. Such a redemption is likely to be made only if it were to be determined that this composition would be appropriate in order to maintain the Portfolio's correlation to the composition and weighting of the Index.

     The Trustee may sell Securities to obtain sufficient cash proceeds to deliver to the redeeming Beneficial Owner. To the extent cash proceeds are received by the Trustee in excess of the amount required to be provided to the redeeming Beneficial Owner, such cash amounts shall be held by the Trustee and shall be applied in accordance with the guidelines applicable to Misweightings (as defined below).

     If the income received by the Trust in the form of dividends and other distributions on the Securities is insufficient to allow distribution of the Cash Redemption Amount to a redeemer of Nasdaq-100 Shares, the Trustee may advance out of its own funds any amounts necessary in respect of redemptions of Nasdaq-100 Shares; otherwise, the Trustee may sell Securities in an amount sufficient to effect such redemptions. The Trustee may reimburse itself in the amount of such advance, plus any amounts required by the Federal Reserve Board which are related to such advance, together with interest thereon at a percentage rate equal to the then current overnight federal funds rate, by deducting such amounts from (1) dividend payments or other income of the Trust when such payments or other income is received, (2) the amounts earned or benefits derived by the Trustee on cash held by the Trustee for the benefit of the Trust, and (3) the sale of Securities. Notwithstanding the foregoing, in the event that any advance remains outstanding for more than forty-five (45) Business Days, the Trustee shall ordinarily sell Securities to reimburse itself for such advance and any accrued interest thereon. Such advances will be secured by a lien upon and a security interest in the assets of the Trust in favor of the Trustee.

     The Trustee may, in its discretion, and will when so directed by the Sponsor, suspend the right of redemption, or postpone the date of payment of the NAV for more than five (5) Business Days following the date on which the request for redemption is deemed received by the Trustee (1) for any period during which the New York Stock Exchange is closed; (2) for any period during which an emergency exists as a result of which disposal or evaluation of the Securities is not reasonably practicable; or (3) for such other period as the Commission may by order permit for the protection of Beneficial Owners. Neither the Sponsor nor the Trustee is liable to any person or in any way for any loss or damages that may result from any such suspension or postponement.

     To be eligible to place orders with the Trustee to redeem Nasdaq-100 Shares in Creation Unit size aggregations, an entity or person must be (1) a Participating Party, with respect to redemptions through the Nasdaq-100 Clearing Process, or (2) a DTC Participant, with respect to redemptions outside the Nasdaq-100 Clearing Process, and in either case must have executed a Nasdaq-100 Participant Agreement with the Distributor and the Trustee.

     All orders to redeem Nasdaq-100 Shares must be placed in multiples of 50,000 shares (Creation Unit size). Orders must be transmitted to the Trustee by telephone or other transmission method acceptable to the Trustee so as to be received by the Trustee not later than the Closing Time on the Transmittal Date, pursuant to procedures set forth in the Nasdaq-100 Participant Agreement. Severe economic or market changes or disruptions, or telephone or other communication failure, may impede the ability to reach the Trustee, a Participating Party, or a DTC Participant.

     Orders to redeem Creation Unit size aggregations of Nasdaq-100 Shares shall be placed with a Participating Party or DTC Participant, as applicable, in the form required by such Participating Party or DTC Participant. Investors should be aware that their particular broker may not have executed a Nasdaq-100 Participant Agreement, and that, therefore, orders to redeem Creation Unit size aggregations of Nasdaq-100 Shares may have to be placed by the investor's broker through a Participating Party or a DTC Participant who has executed a Nasdaq-100 Participant Agreement. At any given time there may be only a limited number of broker-dealers that have executed a Nasdaq-100 Participant Agreement. Those placing orders to redeem Nasdaq-100 Shares should afford sufficient time to permit (1) proper submission of the order by a Participating

Party or DTC Participant to the Trustee and (2) the receipt of the Nasdaq-100 Shares to be redeemed and the Cash Redemption Amount, if any, by the Trustee in a timely manner, as described below. Orders for redemption that are effected outside the Nasdaq-100 Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Nasdaq-100 Clearing Process. Those persons placing orders outside the Nasdaq-100 Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Nasdaq-100 Shares and Cash Redemption Amount. These deadlines will vary by institution. The Participant notified of an order to redeem outside the Nasdaq-100 Clearing Process will be required to transfer Nasdaq-100 Shares through DTC and the Cash Redemption Amount, if any, through the Federal Reserve Bank wire system in a timely manner (see "Placement of Redemption Orders Outside the Nasdaq-100 Clearing Process"). Information regarding the Cash Redemption Amount, number of outstanding Nasdaq-100 Shares, and Transaction Fees may be obtained from the Trustee at the toll-free number: (888) 627-3837.

Placement of Redemption Orders Using the Nasdaq-100 Clearing Process

     A redemption order using the Nasdaq-100 Clearing Process is deemed received by the Trustee on the Transmittal Date if (i) such order is received by the Trustee not later than the Closing Time on such Transmittal Date and (ii) all other procedures set forth in the Nasdaq-100 Participant Agreement are properly followed. A redemption order using the Nasdaq-100 Clearing Process made in proper form but received by the Trustee after the Closing Time will be deemed received on the next Business Day immediately following the Transmittal Date. The Nasdaq-100 Participant Agreement authorizes the Trustee to transmit to NSCC on behalf of the Participating Party such trade instructions as are necessary to effect the Participating Party's redemption order. Pursuant to such trade instructions from the Trustee to NSCC, the Trustee will transfer the requisite Securities (or contracts to purchase such Securities which are expected to be delivered in a "regular way" manner through NSCC) by the third (3rd) NSCC Business Day following the date on which such request for redemption is deemed received, and the Cash Redemption Amount, if any. If the Cash Redemption Amount is owed by the Beneficial Owner to the Trustee, such amount must be delivered by the third (3rd) NSCC Business Day following the date on which the redemption request is deemed received.

Placement of Redemption Orders Outside the Nasdaq-100 Clearing Process

     A DTC Participant who wishes to place an order for redemption of Nasdaq-100 Shares to be effected outside the Nasdaq-100 Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Nasdaq-100 Clearing Process and that redemption of Nasdaq-100 Shares will instead be effected through transfer of Nasdaq-100 Shares directly through DTC. An order to redeem Nasdaq-100 Shares outside the Nasdaq-100 Clearing Process is deemed received by the Trustee on the Transmittal Date if (i) such order is received by the Trustee not later than the Closing Time on such Transmittal Date, (ii) such order is preceded or accompanied by the requisite number of Nasdaq-100 Shares specified in such order, which delivery must be made through DTC to the Trustee no later than the Closing Time of the regular trading session on The Nasdaq Stock Market on such Transmittal Date and (iii) all other procedures set forth in the Nasdaq-100 Participant Agreement are properly followed. The Cash Redemption Amount owed by the Beneficial Owner, if any, must be delivered no later than 1:00 p.m. Eastern time on the Business Day immediately following the Transmittal Date.

     The Trustee will initiate procedures to transfer the requisite Securities and the Cash Redemption Amount to the redeeming Beneficial Owner (where such amount is payable from the Trustee to the Beneficial Owner) by the third (3rd)) Business Day following the Transmittal Date on which such redemption order is deemed received by the Trustee.


                                 THE PORTFOLIO

     Because the objective of the Trust is to provide investment results that generally correspond to the price and yield performance of the Index, the Portfolio will, under most circumstances, consist of all of the Index Securities. It is anticipated that cash or cash items normally would not be a substantial part of the Trust's net assets. Although the Trust may at any time fail to own certain of the Index Securities, the Trust will be substantially invested in Index Securities and the Sponsor believes that such investment should result in a close correspondence between the investment performance of the Index and that derived from ownership of Nasdaq-100 Shares.

Adjustments to the Portfolio

     The Index is a modified capitalization-weighted index of 100 of the largest non-financial securities listed on the Nasdaq National Market tier of Nasdaq (see "The Index"). At any moment in time, the value of the Index equals the aggregate value of the then-current Index share weights of each of the component Index Securities multiplied by each such security's respective official closing price on The Nasdaq Stock Market, divided by Adjusted Base Period Market Value ("ABPMV"), and multiplied by the base value, which results in the reported Index value. ABPMV serves the purpose of scaling such aggregate value (otherwise in the trillions) to a lower order of magnitude which is more desirable for Index reporting purposes.(5)


     Periodically (typically, several times per quarter), Nasdaq may determine that total shares outstanding have changed in one or more Index Securities due to secondary offerings, repurchases, conversions, or other corporate actions. Under such circumstances, in accordance with Nasdaq policies and procedures for making adjustments to the Index, the Index share weights would be adjusted by the same percentage amounts by which the total shares outstanding have changed in such Index Securities. Additionally, Nasdaq may replace one or more component securities in the Index due to mergers and acquisitions, bankruptcies, or other market conditions, or due to removal if an issuer fails to meet the criteria for continued inclusion in the Index or it chooses to list its securities on another marketplace. For example, for the 1998, 1999, 2000, 2001, 2002, 2003, 2004 and
2005 calendar years, there were 6, 15, 5, 6, 6, 1, 2 and 2 company changes, respectively, made during those years due to corporate actions (e.g., mergers and acquisitions, bankruptcies) and 9, 15, 12, 13, 15, 8, 8 and 12 other company changes, respectively, made at year-end in connection with Nasdaq's annual evaluation process for determining the securities comprising the Index for the upcoming year (see "The Index--Initial Eligibility Criteria" and "- Continued Eligibility Criteria"). The ratio of the market capitalization of the securities replaced in the Index in 1998, 1999, 2000, 2001, 2002, 2003, 2004 and 2005 to
the total market capitalization of the securities comprising the Index at year-end was 3.1%, 7.2%, 5.1%, 5.1%, 6.2%, 2.2%, 3.0% and 8.8%, respectively.


     The Index share weights, which are based upon the total shares outstanding in each of the Index Securities, are additionally subject, in certain cases, to a rebalancing (see "The Index--Rebalancing of the Index"). Ordinarily, whenever there is a change in Index share weights or a change in a component security included in the Index, Nasdaq adjusts ABPMV to assure that there is no discontinuity in the value of the Index which might otherwise be caused by any such change.

-----------------------------

(5) For example, on December 31, 2005 the aggregate value of the then-current Index share weights of each of the Index Securities multiplied by their respective last sale price on The Nasdaq Stock Market was $2,632,014,056,521, ABPMV was 199,976,177,902 on December 31, 2005, the
     base value was 125, as adjusted, at the start of the Index, and the reported Index value was 1645.20 on December 31, 2005.

     Because the investment objective of the Trust is to provide investment results that generally correspond to the price and yield performance of the Index, composition and weighting changes, and associated ABPMV changes to the Index, create the need for the Trustee to make corresponding adjustments to the Securities held in the Trust as described below.

     The Trust is not managed and therefore the adverse financial condition of an issuer does not require the sale of stocks from the Portfolio. The Trustee on a nondiscretionary basis adjusts the composition of the Portfolio from time to time to conform to changes in the composition and/or weighting of the Index Securities. The Trustee aggregates certain of these adjustments and makes conforming changes to the Trust's Portfolio at least monthly; however, adjustments are made more frequently in the case of changes to the Index that are significant. Specifically, the Trustee is required to adjust the composition of the Portfolio at any time that there is a change in the identity of any Index Security (i.e., a substitution of one security in replacement of another), which adjustment is to be made within three (3) Business Days before or after the day on which the change in the identity of such Index Security is scheduled to take effect at the close of the market. Although the investment objective of the Trust is to provide investment results which resemble the performance of the Index, it is not always efficient to replicate identically the share composition of the Index if the transaction costs incurred by the Trust in so adjusting the Portfolio would exceed the expected misweighting that would ensue by failing to replicate identically minor and insignificant share changes to the Index. Accordingly, to further the investment objective of the Trust, minor misweightings are generally permitted within the guidelines set forth below. The Trustee is required to adjust the composition of the Portfolio at any time that the weighting of any Security varies in excess of one hundred fifty percent (150%) of a specified percentage (a "Misweighting Amount"), from the weighting of such Security in the Index (a "Misweighting"). The Misweighting Amounts vary depending on the net asset value of the Trust and are set forth in the table below:

Net Asset Value                                                        Misweighting
of the Trust                                                             Amount
-------------------------------------------------------------------    ------------
Less than $25,000,000..............................................       0.25%
$25,000,000--$99,999,999...........................................       0.20%
$100,000,000--$499,999,999.........................................       0.10%
$500,000,000--$999,999,999.........................................       0.05%
$1,000,000,000 and over............................................       0.02%

     The Trustee examines each Security in the Portfolio on each Business Day, comparing the weighting of each such Security in the Portfolio to the weighting of the corresponding Index Security in the Index, based on prices at the close of the market on the preceding Business Day (a "Weighting Analysis"). In the event that there is a Misweighting in any Security in excess of one hundred fifty percent (150%) of the applicable Misweighting Amount, the Trustee shall calculate an adjustment to the Portfolio in order to bring the Misweighting of such Security within the Misweighting Amount, based on prices at the close of the market on the day on which such Misweighting occurs. Also, on a monthly basis, the Trustee shall perform a Weighting Analysis for each Security in the Portfolio, and in any case in which there exists a Misweighting exceeding one hundred percent (100%) of the applicable Misweighting Amount, the Trustee shall calculate an adjustment to the Portfolio in order to bring the Misweighting of such Security within the applicable Misweighting Amount, based on prices at the close of the market on the day on which such Misweighting occurs. In the case of any adjustment to the Portfolio due to a Misweighting as described herein, the purchase or sale of securities necessitated by such adjustment shall be made within three (3) Business Days of the day on which such Misweighting is determined. In addition to the foregoing adjustments, the Trustee reserves the right to make additional adjustments periodically to Securities that may be misweighted by an amount within the applicable Misweighting Amount in order to reduce the overall Misweighting of the Portfolio.

     The foregoing guidelines with respect to Misweightings shall also apply to any Index Security that (1) is likely to be unavailable for delivery or available in insufficient quantity for delivery or (2) cannot be delivered to the Trustee due to restrictions prohibiting a creator from engaging in a transaction involving such Index Security. Upon receipt of an order for a Creation Unit that will involve such an Index Security, the Trustee shall determine whether the substitution of cash for such Index Security will cause a Misweighting in the Trust's Portfolio with respect to such Index Security. If a Misweighting results, the Trustee shall purchase the required number of shares of such Index Security on the opening of the market on the following Business Day. If a Misweighting does not result and the Trustee would not hold cash in excess of the permitted amounts described below, the Trustee may hold such cash or, if such an excess would result, make the required adjustments to the Portfolio in accordance with the procedures described herein.

     Pursuant to these guidelines, the Trustee shall calculate the required adjustments and shall purchase and sell the appropriate securities. As a result of the purchase and sale of securities in accordance with these requirements, or the creation of Creation Units, the Trust may hold some amount of residual cash (other than cash held temporarily due to timing differences between the sale and purchase of securities or cash delivered in lieu of Index Securities or undistributed income or undistributed capital gains) as a result of such transactions, which amount shall not exceed for more than five (5) consecutive Business Days 5/10th of 1 percent (0.5%) of the aggregate value of the Securities. In the event that the Trustee has made all required adjustments and is left with cash in excess of 5/10th of 1 percent (0.5%) of the aggregate value of the Securities, the Trustee shall use such cash to purchase additional Index Securities that are under-weighted in the Portfolio as compared to their relative weighting in the Index, although the Misweighting of such Index Securities may not be in excess of the applicable Misweighting Amount.

     In addition to adjustments to the Portfolio from time to time to conform to changes in the composition or weighting of the Index Securities, the Trustee is also ordinarily required to sell Securities to obtain sufficient cash proceeds for the payment of Trust fees and expenses at any time that projected annualized fees and expenses accrued on a daily basis exceed projected annualized dividends and other Trust income accrued on a daily basis by more than 1/100 of one percent (0.01%) of the net asset value of the Trust. Whenever the 0.01% threshold is exceeded, the Trustee will sell sufficient Securities to cover such excess no later than the next occasion it is required to make adjustments to the Portfolio due to a Misweighting, unless the Trustee determines, in its discretion, that such a sale is unnecessary because the cash to be generated is not needed by the Trust at that time for the payment of expenses then due or because the Trustee otherwise determines that such a sale is not warranted or advisable. At the time of the sale, the Trustee shall first sell Securities that are over-weighted in the Portfolio as compared to their relative weighting in the Index.

     All Portfolio adjustments shall be made by the Trustee pursuant to the foregoing specifications and as set forth in the Trust Agreement and shall be nondiscretionary. All portfolio adjustments will be made as described herein unless such adjustments would cause the Trust to lose its status as a "regulated investment company" under Subchapter M of the Code. Additionally, the Trustee is required to adjust the composition of the Portfolio at any time if it is necessary to ensure the continued qualification of the Trust as a regulated investment company. The adjustments provided herein are intended to conform the composition and weighting of the Portfolio, to the extent practicable, to the composition and weighting of the Index Securities. Such adjustments are based upon the Index as it is currently determined by Nasdaq. To the extent that the method of determining the Index is changed by Nasdaq in a manner that would affect the adjustments provided for herein, the Trustee and the Sponsor shall have the right to amend the Trust Agreement, without the consent of the DTC or Beneficial Owners, to conform the adjustments provided herein and in the Trust Agreement to such changes so that the objective of tracking the Index is maintained.

     The Trustee relies on information made publicly available by Nasdaq as to the composition and weighting of the Index Securities. If the Trustee becomes incapable of obtaining or processing such information or NSCC is unable to receive such information from the Trustee on any Business Day, then the Trustee shall use the composition and weighting of the Index Securities for the most recently effective Portfolio Deposit for the purposes of all adjustments and determinations described herein (including, without limitation, determination of the securities portion of the Portfolio Deposit) until the earlier of (a) such time as current information with respect to the Index Securities is available or (b) three (3) consecutive Business Days have elapsed. If such current information is not available and three (3) consecutive Business Days have elapsed, the composition and weighting of the Securities (as opposed to the Index Securities) shall be used for the purposes of all adjustments and determinations herein (including, without limitation, determination of the securities portion of the Portfolio Deposit) until current information with respect to the Index Securities is available.

     If the Trust is terminated, the Trustee shall use the composition and weighting of the Securities held in the Trust as of the date of notice of the Trust termination for the purpose and determination of all redemptions or other required uses of the securities portion of the Portfolio Deposit.

     From time to time Nasdaq may make adjustments to the composition of the Index as a result of a merger or acquisition involving one or more of the Index Securities. In such cases, the Trust, as shareholder of securities of an issuer that is the object of such merger or acquisition activity, may receive various offers from would-be acquirers of the issuer. The Trustee is not permitted to accept any such offers until such time as it has been determined that the security of the issuer will be removed from the Index. In selling the securities of such issuer after it has been determined that the security will be removed from the Index, the Trust may receive, to the extent that market prices do not provide a more attractive alternative, whatever consideration is being offered to the shareholders of such issuer that have not tendered their shares prior to such time. Any cash received in such transactions will be reinvested in Index Securities in accordance with the criteria set forth above. Any securities received as a part of the consideration that are not Index Securities will be sold as soon as practicable and the cash proceeds of such sale will be reinvested in accordance with the criteria set forth above.

     Purchases and sales of Securities resulting from the adjustments described above will be made in the share amounts dictated by the foregoing specifications, whether round lot or odd lot. Certain Index Securities, however, may at times not be available in the quantities that the foregoing calculations require. For this and other reasons, precise duplication of the proportionate relationship between the Portfolio and the Index Securities may not ever be attained but nevertheless will continue to be the objective of the Trust in connection with all acquisitions and dispositions of Securities.

     The Trust is a unit investment trust registered under the 1940 Act and is not a managed fund. Traditional methods of investment management for a managed fund typically involve frequent changes to a portfolio of securities on the basis of economic, financial, and market analyses. The Portfolio held by the Trust, however, is not actively managed. Instead, the only purchases and sales that are made with respect to the Portfolio will be those necessary to create a portfolio that is designed to replicate the Index to the extent practicable, taking into consideration the adjustments referred to above. Since no attempt is made to manage the Trust in the traditional sense, the adverse financial condition of an issuer will not be the basis for the sale of its securities from the Portfolio unless the issuer is removed from the Index.


     The Trust will be liquidated on the fixed Mandatory Termination Date unless terminated earlier under certain circumstances. In addition, Beneficial Owners of Nasdaq-100 Shares in Creation Unit size aggregations have the right to redeem in kind.

Adjustments to the Portfolio Deposit

     On each Business Day (each such day, an "Adjustment Day"), the number of shares and/or identity of each of the Index Securities in a Portfolio Deposit is adjusted in accordance with the following procedure. Generally, as of the 4:00 p.m. Eastern time market close on each Adjustment Day, the Trustee calculates the net asset value of the Trust (see "Valuation"). The net asset value is divided by the number of all outstanding Nasdaq-100 Shares multiplied by 50,000 shares in one Creation Unit aggregation resulting in an NAV. The Trustee then calculates the number of shares (without rounding) of each of the component securities of the Index in a Portfolio Deposit for the following Business Day ("Request Day"), such that (1) the market value at the close of the market on Adjustment Day of the securities to be included in the Portfolio Deposit on Request Day, together with the Income Net of Expense Amount effective for requests to create or redeem on Adjustment Day, equals the NAV and (2) the identity and weighting of each of the securities in a Portfolio Deposit mirror proportionately the identity and weighting of the securities in the Index, each as in effect on Request Day. For each security, the number resulting from such calculation is rounded to the nearest whole share, with a fraction of 0.50 being rounded up. The identities and number of shares of the securities so calculated constitute the securities portion of the Portfolio Deposit effective on Request Day and thereafter until the next subsequent Adjustment Day, as well as the Securities ordinarily to be delivered by the Trustee in the event of a request for redemption of Nasdaq-100 Shares in Creation Unit size aggregations on Request Day and thereafter until the following Adjustment Day (see "Redemption of Nasdaq-100 Shares"). In addition to the foregoing adjustments, in the event that there shall occur a stock split, stock dividend, or reverse split with respect to any Index Security, the Portfolio Deposit shall be adjusted to take account of such stock split, stock dividend, or reverse split by applying the stock split, stock dividend, or reverse stock split multiple (e.g., in the event of a two-for-one stock split of an Index Security, by doubling the number of shares of such Index Security in the prescribed Portfolio Deposit), in each case rounded to the nearest whole share, with a fraction of 0.50 being rounded up.

     On the Request Day and on each day that a request for the creation or redemption of Nasdaq-100 Shares is deemed received, the Trustee calculates the market value of the securities portion of the Portfolio Deposit as in effect on Request Day as of the close of the market and adds to that amount the Income Net of Expense Amount effective for requests to create or redeem on Request Day (such market value and Income Net of Expense Amount are collectively referred to herein as the "Portfolio Deposit Amount"). The Trustee then calculates the NAV, based on the close of the market on Request Day. The difference between the NAV so calculated and the Portfolio Deposit Amount is the "Balancing Amount." The Balancing Amount serves the function of compensating for any differences between the value of the Portfolio Deposit Amount and the NAV at the close of trading on Request Day due to, for example, (1) differences in the market value of the securities in the Portfolio Deposit and the market value of the Securities on Request Day and (2) any variances from the proper composition of the Portfolio Deposit.

     On any Adjustment Day on which (a) no change in the identity and/or share weighting of any Index Security is scheduled to take effect that would cause ABPMV to be adjusted after the close of the market on such Business Day,(6) and
(b) no stock split, stock dividend, or reverse stock split with respect to any Index Security has been declared to take effect on the corresponding Request Day, the Trustee may forego making any adjustment to the securities portion of the Portfolio Deposit and use the composition and weighting of the Index Securities for the most recently effective Portfolio Deposit for the Request Day following such Adjustment Day. In addition, the Trustee may calculate the adjustment to the number of shares and/or identity of the Index Securities in a Portfolio Deposit as described above except that such calculation would be employed two (2) Business Days rather than one (1) Business Day prior to Request Day.

     The Income Net of Expense Amount and the Balancing Amount in effect at the close of business on Request Day are collectively referred to as the Cash Component (with respect to creations of Nasdaq-100 Shares) or the Cash Redemption Amount (with respect to redemptions of Nasdaq-100 Shares). If the resulting Cash Component has a positive value, then the creator of Nasdaq-100 Shares will be obligated to pay such cash to the Trustee in

-----------------------------
(6) Nasdaq normally publicly announces changes in the identity and/or weighting of the Index Securities in advance of the actual changes.

connection with orders to create Nasdaq-100 Shares; if the resulting Cash Component has a negative value, then such cash shall be paid by the Trustee on behalf of the Trust to the creator of Nasdaq-100 Shares. Similarly, if the resulting Cash Redemption Amount has a positive value, then such cash shall be transferred to a redeemer by the Trustee on behalf of the Trust in connection with orders to redeem Nasdaq-100 Shares; if the resulting Cash Redemption Amount has a negative value, then such cash shall be paid by the redeemer of Nasdaq-100 Shares to the Trustee on behalf of the Trust.

     In the event that the Trustee has included the cash equivalent value of one or more Index Securities in the Portfolio Deposit because the Trustee has determined that such Index Securities are likely to be unavailable or available in insufficient quantity for delivery, the Portfolio Deposit so constituted shall dictate the Index Securities to be delivered in connection with the creation of Nasdaq-100 Shares in Creation Unit size aggregations and upon the redemption of Nasdaq-100 Shares in Creation Unit size aggregations for all purposes hereunder until such time as the securities portion of the Portfolio Deposit is subsequently adjusted. Brokerage commissions incurred by the Trustee in connection with the acquisition of any such Index Securities will be at the expense of the Trust and will affect the value of all Nasdaq-100 Shares.

     In connection with the creation or redemption of Nasdaq-100 Shares, if an investor is restricted by regulation or otherwise from investing or engaging in a transaction in one or more Index Securities, the Trustee, in its discretion, shall have the right to include the cash equivalent value of such Index Securities in the Portfolio Deposit in the calculation of the Cash Component (or the Cash Redemption Amount, as the case may be) in lieu of the inclusion of such Index Securities in the securities portion of the Portfolio Deposit for the particular affected investor. The amount of such cash equivalent payment shall be used by the Trustee in accordance with the guidelines regarding allowable Misweightings and permitted amounts of cash which may require the Trustee to purchase the appropriate number of shares of the Index Security that such investor was unable to purchase. In any such case, such investor shall pay the Trustee the standard Transaction Fee, plus an additional amount not to exceed three (3) times the Transaction Fee applicable for a Creation Unit.

     The Trustee, in its discretion, upon the request of the redeeming investor, may redeem Creation Units in whole or in part by providing such redeemer with a portfolio of Securities differing in exact composition from the Index Securities but not differing in net asset value from the then-current Portfolio Deposit. Such a redemption is likely to be made only if it were to be determined that this composition would be appropriate in order to maintain the Portfolio of the Trust in correlation to the modified capitalization-weighted composition of the Index, for instance, in connection with a replacement of one of the Index Securities (e.g., due to a merger, acquisition, or bankruptcy).

                                   THE INDEX

     The Sponsor selected the Nasdaq-100 Index as the basis for the selection of the Securities to be held by the Trust because, in the opinion of the Sponsor, the Index constitutes a broadly diversified segment of the largest securities listed on Nasdaq. Additionally, the Index has achieved wide acceptance by both investors and market professionals. Specifically, the Index is composed of 100 of the largest non-financial securities listed on the Nasdaq National Market tier of Nasdaq by market capitalization. In administering the Index, Nasdaq will exercise reasonable discretion as it deems appropriate.

     The Sponsor, which is wholly owned by Nasdaq, has been granted a license to use the Index as a basis for determining the composition of the Trust and to use certain service marks and trademarks of Nasdaq in connection with the Trust (see "License Agreement"). Nasdaq is not responsible for and shall not participate in the creation or sale of Nasdaq-100 Shares or in the determination of the timing of, prices at, or quantities and proportions in which purchases or sales of Index Securities or Securities shall be made. In addition, Nasdaq determines, comprises and calculates the Index without regard to the Trust.


     The Index was first published in January 1985 and includes companies across a variety of major industry groups. The Index does not contain financial companies, including registered investment companies. As of December 31, 2005, the major industry groups covered in the Index (listed according to their respective capitalization in the Index) were as follows: technology (56.29%), consumer services (20.03%), health care (14.44%), industrials (4.69%), consumer goods (2.44%), telecommunications (1.41%), oil & gas (0.41%), and basic materials (0.29%). These industry groups are based on the Industry Classification Benchmark (ICB) maintained by FTSE and Dow Jones Indexes. The identity and capitalization weightings of the five largest companies represented in the Index as of December 31, 2005 were as follows: Microsoft Corporation (6.84%), QUALCOMM Inc. (6.10%), Apple Computer, Inc. (6.03%), Intel Corporation (3.76%) and Google Inc. (3.59%). Current information regarding the market value of the Index is available from Nasdaq as well as numerous market information services.

     The following table shows the actual performance of the Index for the years 1985 through 2005. Stock prices fluctuated widely during this period. The results shown should not be considered as a representation of the income yield or capital gain or loss that may be generated by the Index in the future, nor should the results be considered as a representation of the performance of the Trust.


              Calendar Year-
             End Index Value*     Point Change in                       Calendar Year-
               (January 31,          Index for        Year % Change      End Dividend
Year          1985 = 125.00)       Calendar Year*       in Index*          Yield**
---------   ------------------   -----------------   ---------------   ---------------
1985***         132.29                7.29               5.83%            N/A
1986            141.41                9.12               6.89%            0.33%
1987            156.25               14.84              10.49%            0.41%
1988            177.41               21.16              13.54%            0.47%
1989            223.84               46.43              26.17%            0.91%
1990            200.53              -23.31             -10.41%            1.07%
1991            330.86              130.33              64.99%            0.53%
1992            360.19               29.33               8.86%            0.55%
1993            398.28               38.09              10.57%            0.52%
1994            404.27                5.99               1.50%            0.46%
1995            576.23              171.96              42.54%            0.26%
1996            821.36              245.13              42.54%            0.11%
1997            990.80              169.44              20.63%            0.13%
1998           1836.01              845.21              85.31%            0.07%
1999           3707.83             1871.81             101.95%            0.03%
2000           2341.70            -1366.13             -36.84%            0.06%
2001           1577.05             -764.65             -32.65%            0.06%
2002            984.36             -592.69             -37.58%            0.12%
2003           1467.92              483.56              49.12%            0.21%
2004           1621.12              153.20              10.44%            1.13%
2005           1645.20               24.08               1.49%            0.52%


-----------------------------
* Source: Nasdaq. Year-end Index values shown do not reflect reinvestment of dividends.

** Source: Nasdaq. Dividend yields are obtained by dividing the aggregate cash dividends for the year by the aggregate market value of the component securities in the Index at year-end. The yield also includes special cash dividends paid during the year. The dividend yields from 1985 through 1997 are based on the market value of the securities (using shares outstanding), while the yields from 1998 through current use the modified market value of the securities.

*** Data for 1985 are for the eleven-month period from January 31, 1985 through December 31, 1985.

Initial Eligibility Criteria*

     To be eligible for initial inclusion in the Index, a security must be listed on the Nasdaq Stock Market and meet the following criteria:

     o the security's U.S. listing must be exclusively on the Nasdaq National Market (unless the security was dually listed on another U.S. market prior to January 1, 2004 and has continuously maintained such listing);

     o    the security must be of a non-financial company;

     o the security may not be issued by an issuer currently in bankruptcy proceedings;

     o the security must have average daily trading volume of at least 200,000 shares;

     o if the issuer of the security is organized under the laws of a jurisdiction outside the U.S., then such security must have listed options on a recognized options market in the U.S. or be eligible for listed-options trading on a recognized options market in the U.S.;

     o    only one class of security per issuer is allowed;

     o the issuer of the security may not have entered into a definitive agreement or other arrangement which would likely result in the security no longer being Index eligible;


     o the issuer of the security may not have annual financial statements with an audit opinion that is currently withdrawn;


     o the issuer of the security must have "seasoned" on Nasdaq or another recognized market (generally, a company is considered to be seasoned if it has been listed on a market for at least two years; in the case of spin-offs, the operating history of the spin-off will be considered); and

     o if the security would otherwise qualify to be in the top 25% of the securities included in the Index by market capitalization for the six prior consecutive month-ends, then a one-year "seasoning" criterion would apply.

Continued Eligibility Criteria*

     To be eligible for continued inclusion in the Index, the following criteria apply:

     o the security's U.S. listing must be exclusively on the Nasdaq National Market (unless the security was dually listed on another U.S. market prior to January 1, 2004 and has continuously maintained such listing);

     o    the security must be of a non-financial company;

     o the security may not be issued by an issuer currently in bankruptcy proceedings;

     o the security must have average daily trading volume of at least 200,000 shares (measured annually during the ranking review process);

     o if the issuer of the security is organized under the laws of a jurisdiction outside the U.S., then such security must have listed options on a recognized options market in the U.S. or be eligible for listed-options trading on a recognized options market in the U.S. (measured annually during the ranking review process);

     o the security must have an adjusted market capitalization equal to or exceeding 0.10% of the aggregate adjusted market capitalization of the Index at each month-end. In the event a company does not meet this criterion for two consecutive month-ends, it will be removed from the Index effective after the close of trading on the third Friday of the following month; and


     o the issuer of the security may not have annual financial statements with an audit opinion that is currently withdrawn.


     These Index eligibility criteria may be revised from time to time by Nasdaq without regard to the Trust.

Ranking Review

     Except under extraordinary circumstances that may result in an interim evaluation, Index composition is reviewed on an annual basis as follows (such evaluation is referred to herein as the "Ranking Review"). Securities listed on The Nasdaq Stock Market which meet the applicable eligibility criteria (above) are ranked by market value. Index-eligible securities which are already in the Index and which are ranked in the top 100 eligible securities (based on market value) are retained in the Index. A security that is ranked 101 to 125 is also retained, provided that such security was ranked in the top 100 eligible securities as of the previous Ranking Review. Securities not meeting such criteria are replaced. The replacement securities chosen are those Index-eligible securities not currently in the Index that have the largest market capitalization. Generally, the list of annual additions and deletions is publicly announced via a press release in the early part of December. Replacements are made effective after the close of trading on the third Friday in December. Moreover, if at any time during the year an Index Security is determined by Nasdaq to become ineligible for continued inclusion in the Index based on the Continued Eligibility Criteria (above), the security will be replaced with the largest market capitalization security not currently in the Index and meeting the Initial Index eligibility criteria listed above.

     In addition to the Ranking Review, the securities in the Index are monitored every day by Nasdaq with respect to changes in total shares outstanding arising from secondary offerings, stock repurchases, conversions, or other corporate actions. Nasdaq has adopted the following weight adjustment procedures with respect to such changes. Changes arising from stock splits, stock dividends, or spin-offs are generally made to the Index on the evening prior to the effective date of such corporate action. If the change in total shares outstanding arising from other corporate actions is greater than or equal to 5.0%, the change will be made as soon as practicable, normally within ten
(10) days of such action. Otherwise, if the change in total shares outstanding is less than 5%, then all such changes are accumulated and made effective at one time on a quarterly basis after the close of trading on the third Friday in each of March, June, September, and December. In any case, the Index share weights for such Index Securities are adjusted by the same percentage amount by which the total shares outstanding have changed in such Index Securities.

     * For the purposes of Index eligibility criteria, if the security is a depositary receipt representing a security of a non-U.S. issuer, then references to the "issuer" are references to the issuer of the underlying security.

Calculation of the Index

     The Index is a modified capitalization-weighted index of 100 of the largest non-financial securities listed on the Nasdaq National Market tier of Nasdaq. The value of the Index equals the aggregate value of the Index share weights of each of the component Index Securities multiplied by each such security's respective official closing price on The Nasdaq Stock Market, divided by ABPMV, and multiplied by the base value. ABPMV serves the purpose of scaling such aggregate value (otherwise in the trillions) to a lower order of magnitude which is more desirable for Index reporting purposes. Ordinarily, whenever there is a change in Index share weights or a change in a component security included in the Index, Nasdaq adjusts ABPMV to assure that there is no discontinuity in the value of the Index which might otherwise be caused by any such change. Accordingly, each Index Security's influence on the value of the Index is directly proportional to the value of its weight in the Index. The Index share weights noted above, which are based upon the total shares outstanding in each of the Index Securities, are additionally subject, in certain cases, to a rebalancing (see "The Index-Rebalancing of the Index"). The percentage of the Trust's assets invested in each of the Index Securities is intended to approximate the percentage each Index Security represents in the Index.

Rebalancing of the Index

     Effective after the close of trading on December 18, 1998, the Index has been calculated under a "modified capitalization-weighted" methodology, which is a hybrid between equal weighting and conventional capitalization weighting. This methodology is expected to: (1) retain in general the economic attributes of capitalization weighting; (2) promote portfolio weight diversification (thereby limiting domination of the Index by a few large stocks); (3) reduce Index performance distortion by preserving the capitalization ranking of companies; and (4) reduce market impact on the smallest Index Securities from necessary weight rebalancings.

     Under the methodology employed, on a quarterly basis coinciding with Nasdaq's quarterly scheduled weight adjustment procedures, the Index Securities are categorized as either "Large Stocks" or "Small Stocks" depending on whether their current percentage weights (after taking into account such scheduled weight adjustments due to stock repurchases, secondary offerings, or other corporate actions) are greater than, or less than or equal to, the average percentage weight in the Index (i.e., as a 100-stock index, the average percentage weight in the Index is 1.0%).

     Such quarterly examination will result in an Index rebalancing if either one or both of the following two weight distribution requirements are not met:
(1) the current weight of the single largest market capitalization Index Security must be less than or equal to 24.0% and (2) the "collective weight" of those Index Securities whose individual current weights are in excess of 4.5%, when added together, must be less than or equal to 48.0%. In addition, Nasdaq may conduct a special rebalancing if it is determined necessary to maintain the integrity of the Index.

     If either one or both of these weight distribution requirements are not met upon quarterly review or Nasdaq determines that a special rebalancing is required, a weight rebalancing will be performed. First, relating to weight distribution requirement (1) above, if the current weight of the single largest Index Security exceeds 24.0%, then the weights of all Large Stocks will be scaled down proportionately towards 1.0% by enough for the adjusted weight of the single largest Index Security to be set to 20.0%. Second, relating to weight distribution requirement (2) above, for those Index Securities whose individual current weights or adjusted weights in accordance with the preceding step are in excess of 4.5%, if their "collective weight" exceeds 48.0%, then the weights of all Large Stocks will be scaled down proportionately towards 1.0% by just enough for the "collective weight," so adjusted, to be set to 40.0%.

     The aggregate weight reduction among the Large Stocks resulting from either or both of the above rescalings will then be redistributed to the Small Stocks in the following iterative manner. In the first iteration, the weight of the largest Small Stock will be scaled upwards by a factor which sets it equal to the average Index weight of 1.0%. The weights of each of the smaller remaining Small Stocks will be scaled up by the same factor reduced in relation to each stock's relative ranking among the Small Stocks such that the smaller the Index Security in the ranking, the less the scale-up of its weight. This is intended to reduce the market impact of the weight rebalancing on the smallest component securities in the Index.

     In the second iteration, the weight of the second largest Small Stock, already adjusted in the first iteration, will be scaled upwards by a factor which sets it equal to the average index weight of 1.0%. The weights of each of the smaller remaining Small Stocks will be scaled up by this same factor reduced in relation to each stock's relative ranking among the Small Stocks such that, once again, the smaller the stock in the ranking, the less the scale-up of its weight.

     Additional iterations will be performed until the accumulated increase in weight among the Small Stocks exactly equals the aggregate weight reduction among the Large Stocks from rebalancing in accordance with weight distribution requirement (1) and/or weight distribution requirement (2).


     Then, to complete the rebalancing procedure, once the final percent weights of each Index Security are set, the Index share weights will be determined anew based upon the official closing prices and aggregate capitalization of the Index at the close of trading on the Tuesday in the week immediately preceding the week of the third Friday in March, June, September, and December. Changes to the Index share weights will be made effective after the close of trading on the third Friday in March, June, September, and December and an adjustment to ABPMV will be made to ensure continuity of the Index.


     Ordinarily, new rebalanced weights will be determined by applying the above procedures to the current Index share weights. However, Nasdaq may from time to time determine rebalanced weights, if necessary, by instead applying the above procedure to the actual current market capitalization of the Index components. In such instances, Nasdaq would announce the different basis for rebalancing prior to its implementation.


                               LICENSE AGREEMENT

     Under the terms of a license agreement with Nasdaq (the "License Agreement"), the Sponsor has been granted a license to use the Index as a basis for determining the composition of the Trust and to use certain trade names, trademarks, and service marks of Nasdaq in connection with the Trust. The License Agreement may be amended by the parties thereto without the consent of any of the Beneficial Owners of Nasdaq-100 Shares. The License Agreement has been renewed until March 10, 2009. The parties thereto may extend the term of the License Agreement beyond such date without the consent of any of the Beneficial Owners of Nasdaq-100 Shares.

     Under the terms of the License Agreement, the Sponsor pays to Nasdaq an annual licensing fee for use of the Index. The Sponsor ordinarily will seek reimbursement from the Trust for the amount of licensing fees (see "Expenses of the Trust").


     None of the Trust, the Trustee, the Distributor, the DTC, or any Beneficial Owner of Nasdaq-100 Shares is entitled to any rights whatsoever under the foregoing licensing arrangements or to use the trademarks and service marks "Nasdaq-100 Index(R)," "Nasdaq-100(R)," "Nasdaq(R)," "The Nasdaq Stock Market(R)," "Nasdaq-100 Index Tracking Stock(R)," "Nasdaq-100 Shares(SM)," or "Nasdaq-100 TRUST(SM)" or to use the Index except as specifically described herein or as may be specified in the Trust Agreement.


     The Index is determined, composed, and calculated by Nasdaq without regard to the Sponsor, the Trust, or the Beneficial Owners of Nasdaq-100 Shares. Nasdaq has complete control and sole discretion in determining, comprising, or calculating the Index or in modifying in any way its method for determining, comprising, or calculating the Index in the future.

     Nasdaq and its affiliates do not guarantee the accuracy and/or the completeness of the Index or any data used to calculate the Index or determine the Index components. Nasdaq and its affiliates do not guarantee the uninterrupted or undelayed calculation or dissemination of the Index. Nasdaq and its affiliates shall have no liability for any errors, omissions, or interruptions therein. Nasdaq and its affiliates do not guarantee that the Index accurately reflects past, present, or future market performance. Nasdaq and its affiliates make no warranty, express or implied, as to results to be obtained by the Sponsor, the Trust, Beneficial Owners of Nasdaq-100 Shares, or any other person or entity from the use of the Index or any data included therein. Nasdaq and its affiliates make no express or implied warranties, and expressly disclaim all warranties of merchantability or fitness for a particular purpose or use, with respect to the Index or any data included therein. Nasdaq and its affiliates, other than the Sponsor, make no representation or warranty, express or implied, and bear no liability with respect to Nasdaq-100 Shares. Without limiting any of the foregoing, in no event shall Nasdaq or its affiliates have any liability for any lost profits or indirect, punitive, special, or consequential damages (including lost profits), even if notified of the possibility of such damages.

                              MARKETPLACE LISTING

     Nasdaq-100 Shares are listed for trading on the Nasdaq National Market tier of Nasdaq. Previously (prior to December 1, 2004), Nasdaq-100 Shares were listed on the Amex. Transactions involving Nasdaq-100 Shares in the public trading market are subject to customary brokerage charges and commissions.

     The Sponsor's aim in designing Nasdaq-100 Shares was to provide investors with a security whose initial market value would approximate one-fortieth (1/40th) the value of the Index. The market price of a Nasdaq-100 Share may be affected by supply and demand for the underlying securities, market volatility, sentiment, and other factors. Note also, that due to these factors as well as other factors, including required distributions for tax purposes (see "Tax Status of the Trust") or the sale of Securities to meet Trust expenses in excess of the dividends received on the Securities (see "Expenses of the Trust"), the one-fortieth (1/40th) relationship between the initial value of a Nasdaq-100 Share and the value of the Index is not expected to persist indefinitely.

     There can be no assurance that Nasdaq-100 Shares will always be listed on Nasdaq. Nasdaq will consider the suspension of trading in or removal from listing of Nasdaq-100 Shares: (a) if the Trust has more than 60 days remaining until termination and there are fewer than 50 record and/or beneficial holders of Nasdaq-100 Shares for 30 or more consecutive trading days; (b) if the Index is no longer calculated or available; or (c) if such other event shall occur or condition exists which, in the opinion of Nasdaq, makes further dealings on Nasdaq inadvisable.

     The Trust will be terminated in the event that Nasdaq-100 Shares are delisted from Nasdaq and are not subsequently relisted on a national securities exchange or a quotation medium operated by a national securities association (see "Administration of the Trust--Termination").


                            TAX STATUS OF THE TRUST

     For the fiscal year ended September 30, 2005, the Trust qualified for tax treatment as a "regulated investment company" under Subchapter M of the Code. The Trust intends to continue to so qualify. To qualify as a regulated investment company, the Trust must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, gains from the sale or other disposition of stock, securities or foreign currencies, or certain other sources, (b) meet certain diversification tests, and (c) distribute in each year at least 90% of its investment company taxable income. If the Trust qualifies as a regulated investment company, subject to certain conditions and requirements, the Trust will not be subject to federal income tax to the extent its income is distributed in a timely manner. Any undistributed income may be subject to tax, including a four percent (4%) excise tax imposed by section 4982 of the Code on certain undistributed income of a regulated investment company that does not distribute to shareholders in a timely manner at least ninety-eight percent (98%) of its taxable income (including capital gains).

Tax Consequences to Beneficial Owners

     Any net dividends paid by the Trust from its investment company taxable income (which includes dividends, interest, and the excess of net short-term capital gains over net long-term capital losses) will be taxable to Beneficial Owners as ordinary income. Non-corporate holders, however, will be eligible for a special 15% maximum tax rate for qualified dividend income through 2008 to the extent the Trust's dividends are designated by the Trust as attributable to qualified dividend income received by the Trust (generally, dividends received by the Trust from domestic corporations and certain foreign corporations). A net dividend, if any, paid in January will be considered for federal income tax purposes to have been paid by the Trust and received by Beneficial Owners on the preceding December 31 if the net dividend was declared in the preceding October, November, or December to Beneficial Owners of record shown on the records of the DTC and the DTC Participants (see "The Trust--Book-Entry-Only System") on a date in one of those months.

     Distributions paid by the Trust from the excess of net long-term capital gains over net short-term capital losses ("net capital gain") are taxable as long-term capital gain, regardless of the length of time an investor has owned Nasdaq-100 Shares. Any loss on the sale or exchange of a Nasdaq-100 Share held for six months or less may be treated as a long-term capital loss to the extent of any capital gain dividends received by the Beneficial Owner. For corporate investors, net dividends from net investment income (but not return of capital distributions or capital gain dividends) generally will qualify for the corporate dividends-received deduction to the extent of qualifying dividend income received by the Trust, subject to the limitations contained in the Code. Investors should note that the quarterly net dividends paid by the Trust, if any, will not be based on the Trust's investment company taxable income and net capital gain, but rather will be based on the dividends paid with respect to the Securities net of accrued expenses and liabilities of the Trust. As a result, a portion of the distributions of the Trust may be treated as a return of capital or a capital gain dividend for federal income tax purposes or the Trust may make additional distributions in excess of the yield performance of the Securities in order to distribute all of its investment company taxable income and net capital gain.

     Distributions in excess of the Trust's current or accumulated earnings and profits (as specially computed) generally will be treated as a return of capital for federal income tax purposes and will reduce a Beneficial Owner's tax basis in Nasdaq-100 Shares. Return of capital distributions may result, for example, if a portion of the net dividends, if any, declared represents cash amounts deposited in connection with Portfolio Deposits rather than dividends actually received by the Trust. Under certain circumstances, a significant portion of any quarterly net dividends of the Trust could be treated as return of capital distributions. Such circumstances may be more likely to occur in periods during which the number of outstanding Nasdaq-100 Shares fluctuates significantly, as may occur during the initial years of the Trust. Beneficial Owners will receive annual notification from the Trustee through the DTC Participants as to the tax status of the Trust's distributions (see "The Trust-- Book-Entry-Only System"). A distribution, if any, paid shortly after a purchase or creation of Nasdaq-100 Shares may be taxable even though in effect it may represent a return of capital.

     The sale of Nasdaq-100 Shares by a Beneficial Owner is a taxable event, and may result in a gain or loss, which generally should be a capital gain or loss for Beneficial Owners that are not dealers in securities.

     Under the Code, an in-kind redemption of Nasdaq-100 Shares will not result in the recognition of taxable gain or loss by the Trust but generally will constitute a taxable event for the redeeming shareholder. Upon redemption, a Beneficial Owner generally will recognize gain or loss measured by the difference on the date of redemption between the aggregate value of the cash and securities received and its tax basis in the Nasdaq-100 Shares redeemed. Securities received upon redemption (which will be comprised of the securities portion of the Portfolio Deposit in effect on the date of redemption) generally will have an initial tax basis equal to their respective market values on the date of redemption. The U.S. Internal Revenue Service ("IRS") may assert that any resulting loss may not be deducted by a Beneficial Owner on the basis that there has been no material change in such Beneficial Owner's economic position or that the transaction has no significant economic or business utility apart from the anticipated tax consequences. Beneficial Owners of Nasdaq-100 Shares in Creation Unit size aggregations should consult their own tax advisors as to the consequences to them of the redemption of Nasdaq-100 Shares.

     Net dividend distributions, capital gains distributions, and capital gains from sales or redemptions may also be subject to state, local and foreign taxes.

     Deposit of a Portfolio Deposit with the Trustee in exchange for Nasdaq-100 Shares in Creation Unit size aggregations will not result in the recognition of taxable gain or loss by the Trust but generally will constitute a taxable event to the depositor under the Code, and a depositor generally will recognize gain or loss with respect to each security deposited equal to the difference between the amount realized in respect of the security and the depositor's tax basis therein. The amount realized with respect to a security deposited should be determined by allocating the value on the date of deposit of the Nasdaq-100 Shares received (less any cash paid to the Trust, or plus any cash received from the Trust, in connection with the deposit) among the securities deposited on the basis of their respective fair market values at that time. The IRS may assert that any resulting losses may not be deducted by a depositor on the basis that there has been no material change in the depositor's economic position or that the transaction has no significant economic or business utility or purpose apart from the anticipated tax consequences. Depositors should consult their own tax advisors as to the tax consequences to them of a deposit to the Trust.

     The Trustee has the right to reject the order to create Creation Units transmitted to it by the Distributor if the depositor or group of depositors, upon obtaining the Nasdaq-100 Shares ordered, would own eighty percent (80%) or more of the outstanding Nasdaq-100 Shares, and if pursuant to section 351 of the Code such a circumstance would result in the Trust having a basis in the securities deposited different from the market value of such securities on the date of deposit. The Trustee has the right to require information regarding Nasdaq-100 Share ownership pursuant to the Nasdaq-100 Participant Agreement and from the DTC and to rely thereon to the extent necessary to make the foregoing determination as a condition to the acceptance of a Portfolio Deposit.

     Ordinary income dividends received via DTC by Beneficial Owners who are nonresident aliens will be subject to a thirty percent (30%) United States withholding tax unless a reduced rate of withholding or a withholding exemption is provided under applicable tax treaties. Nonresident shareholders are urged to consult their own tax advisors concerning the applicability of United States withholding tax.

     Backup withholding at a current rate of 28% will apply to dividends, capital gain distributions, redemptions and sales of Nasdaq-100 Shares unless
(a) the Beneficial Owner is a corporation or comes within certain other exempt categories and, when required, demonstrates this fact, or (b) provides a taxpayer identification number, certifies as to no loss of exemption from backup withholding, and otherwise complies with applicable requirements of the backup withholding rules. The amount of any backup withholding from a payment to a Beneficial Owner will be allowed as a credit against the holder's U.S. federal income tax liability and may entitle such holder to a refund from the IRS, provided that the required information is furnished to the IRS.

     The tax discussion set forth above is included for general information only. Prospective investors should consult their own tax advisors concerning the federal, state, local, and foreign tax consequences to them of an investment in the Trust, including the effect of possible legislative changes.

                             ERISA CONSIDERATIONS

     In considering the advisability of an investment in Nasdaq-100 Shares, fiduciaries of pension, profit sharing, or other tax-qualified retirement plans (including Keogh Plans) and welfare plans (collectively, "Plans") subject to the fiduciary responsibility requirements of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), should consider whether an investment in Nasdaq-100 Shares is permitted by the documents and instruments governing the Plan and whether the investment satisfies the exclusive benefit, prudence, and diversification requirements of ERISA. Individual retirement account ("IRA") investors should consider that an IRA may make only such investments as are authorized by its governing instruments.

     The fiduciary standards and prohibited transactions rules of ERISA and
Section 4975 of the Code will not apply to transactions involving the Trust's assets while Nasdaq-100 Shares are held by a Plan or IRA. Unlike many other investment vehicles offered to Plans and IRAs, the Trust's assets will not be treated as "plan assets" of the Plans or IRAs which acquire or purchase Nasdaq-100 Shares. Although ERISA imposes certain duties on Plan fiduciaries and ERISA and/or Section 4975 of the Code prohibit certain transactions involving "plan assets" between Plans or IRAs and their fiduciaries or certain related persons, those rules will not apply to transactions involving the Trust's assets because Nasdaq-100 Shares represent an interest in the Trust, and the Trust is registered as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). ERISA, the Code, and U.S. Department of Labor regulations contain unconditional language exempting the assets of registered investment companies from treatment as "plan assets" in applying the fiduciary and prohibited transaction provisions of ERISA and the Code.

     Employee benefit plans that are governmental plans (as defined in Section 3(32) of ERISA), certain church plans (as defined in Section 3(33) of ERISA) and foreign plans (as described in Section 4(b)(4) of ERISA) are not subject to the requirements of ERISA or Section 4975 of the Code. The fiduciaries of governmental plans should, however, consider the impact of their respective state pension codes on investments in the Nasdaq-100 Shares and the considerations discussed above, to the extent applicable.


                   CONTINUOUS OFFERING OF NASDAQ-100 SHARES

     Nasdaq-100 Shares in Creation Unit size aggregations are offered continuously to the public by the Trust through the Distributor and are delivered upon the deposit of a Portfolio Deposit (see "The Trust--Procedures for Creation of Creation Units"). Persons making Portfolio Deposits and creating Creation Unit size aggregations of Nasdaq-100 Shares will receive no fees, commissions, or other form of compensation or inducement of any kind from the Sponsor or the Distributor, nor will any such person have any obligation or responsibility to the Sponsor or Distributor to effect any sale or resale of Nasdaq-100 Shares. Notwithstanding the above, the Sponsor reserves the right, in its sole discretion, to periodically reimburse in whole or in part the Transaction Fees paid by eligible entities in connection with the creation or redemption of certain lot-sizes of Nasdaq-100 Shares.

     Because new Nasdaq-100 Shares can be created and issued on an ongoing basis, at any point during the life of the Trust a "distribution," as such term is used in the Securities Act of 1933, as amended (the "Securities Act"), may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus-delivery and liability provisions of the Securities Act. For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing a creation order with the Distributor, breaks them down into the constituent Nasdaq-100 Shares, and sells the Nasdaq-100 Shares directly to its customers, or if it chooses to couple the creation of a supply of new Nasdaq-100 Shares with an active selling effort involving solicitation of secondary market demand for Nasdaq-100 Shares. A determination of whether one is an underwriter must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to categorization as an underwriter.

     Dealers who are not "underwriters" but are participating in a distribution (as contrasted to ordinary secondary trading transactions), and thus dealing with Nasdaq-100 Shares that are part of an "unsold allotment" within the meaning of Section 4(3)(C) of the Securities Act, would be unable to take advantage of the prospectus-delivery exemption provided by Section 4(3) of the Securities Act.

     The Sponsor intends to market Nasdaq-100 Shares through broker-dealers who are members of the NASD. Investors intending to create or redeem Creation Unit size aggregations of Nasdaq-100 Shares in transactions not involving a broker-dealer registered in such investor's state of domicile or residence should consult counsel regarding applicable broker-dealer or securities regulatory requirements under such state securities laws prior to such creation or redemption.


                             EXPENSES OF THE TRUST

     Until the Sponsor determines otherwise, the Sponsor has undertaken that the ordinary operating expenses of the Trust will not be permitted to exceed 0.20% per annum of the daily net asset value of the Trust. If the ordinary operating expenses of the Trust exceed such 0.20% level, the Sponsor will reimburse the Trust or assume invoices on behalf of the Trust for such excess ordinary operating expenses. The Sponsor retains the ability to be repaid by the Trust for expenses so reimbursed or assumed to the extent that subsequently during the fiscal year expenses fall below the 0.20% per annum level on any given day. Ordinary operating expenses of the Trust do not include taxes, brokerage commissions, and such extraordinary nonrecurring expenses as may arise, including without limitation the cost of any litigation to which the Trust or Trustee may be a party. The Sponsor may discontinue its undertaking to limit ordinary operating expenses of the Trust or renew this undertaking for an additional period of time, or may choose to reimburse or assume certain Trust expenses in later periods in order to keep Trust expenses at a level lower than what would reflect ordinary operating expenses of the Trust, but is not obligated to do so. In any event, it is possible that, on any day and during any period over the life of the Trust, total fees and expenses of the Trust may exceed 0.20% per annum.

     Subject to any applicable cap, the Sponsor reserves the right to charge the Trust a special sponsor fee from time to time in reimbursement for certain services it may provide to the Trust which would otherwise be provided by the Trustee in an amount not to exceed the actual cost of providing such services. The Sponsor or the Trustee from time to time may voluntarily assume some expenses or reimburse the Trust so that total expenses of the Trust are reduced, although neither the Sponsor nor the Trustee is obligated to do so and either one or both parties may discontinue such voluntary assumption of expenses or reimbursement at any time without notice.

     The following charges are or may be accrued and paid by the Trust: (a) the Trustee's fee as discussed more fully below; (b) fees payable to transfer agents for the provision of transfer agency services; (c) fees of the Trustee for extraordinary services performed under the Trust Agreement; (d) various governmental charges; (e) any taxes, fees, and charges payable by the Trustee with respect to Nasdaq-100 Shares (whether in Creation Unit size aggregations or otherwise); (f) expenses and costs of any action taken by the Trustee or the Sponsor to protect the Trust and the rights and interests of Beneficial Owners of Nasdaq-100 Shares (whether in Creation Unit size aggregations or otherwise);
(g) indemnification of the Trustee or the Sponsor for any losses, liabilities or expenses incurred by them in the administration of the Trust without gross negligence, bad faith, wilful misconduct, or wilful malfeasance on their part or reckless disregard of their obligations and duties; (h) expenses incurred in contacting Beneficial Owners of Nasdaq-100 Shares during the life of the Trust and upon termination of the Trust; (i) brokerage commissions incurred by the Trustee when acquiring or selling Index

Securities pursuant to the provisions of the Trust Agreement; and (j) other out-of-pocket expenses of the Trust incurred pursuant to actions permitted or required under the Trust Agreement.

     In addition to the specific expenses discussed in the previous paragraph, the following expenses are or may be charged to the Trust: (a) reimbursement to the Sponsor of amounts paid by it to Nasdaq in respect of annual licensing fees pursuant to the License Agreement, (b) federal and state annual registration fees for the issuance of Nasdaq-100 Shares, and (c) expenses of the Sponsor relating to the printing and distribution of marketing materials describing Nasdaq-100 Shares and the Trust (including, but not limited to, associated legal, audit, consulting, advertising, and marketing costs and other out-of-pocket expenses such as printing). Pursuant to the provisions of an exemptive order, the expenses set forth in this paragraph may be charged to the Trust by the Trustee in an amount equal to the actual costs incurred, but in no case shall such charges exceed 20/100 of 1% (0.20%) per annum of the daily net asset value of the Trust.

     If income received by the Trust in the form of dividends and other distributions on the Securities is insufficient to cover Trust fees and expenses, the Trustee will sell Securities in an amount sufficient to pay the excess of accrued fees and expenses over the dividends and other Trust accrued income. Specifically, the Trustee will ordinarily be required to sell Securities whenever the Trustee determines that projected annualized fees and expenses accrued on a daily basis exceed projected annualized dividends and other Trust income accrued on a daily basis by more than 1/100 of one percent (0.01%) of the net asset value of the Trust. Whenever the 0.01% threshold is exceeded, the Trustee will sell sufficient Securities to cover such excess no later than the next occasion it is required to make adjustments to the Portfolio due to a Misweighting (see "The Portfolio--Adjustments to the Portfolio"), unless the Trustee determines, in its discretion, that such a sale is unnecessary because the cash to be generated is not needed by the Trust at that time for the payment of expenses then due or because the Trustee otherwise determines that such sale is not warranted or advisable. At the time of the sale, the Trustee shall first sell Securities that are over-weighted in the Portfolio as compared to their relative weighting in the Index.

     The Trustee may also make advances to the Trust to cover expenses. The Trustee may reimburse itself in the amount of any such advance, plus any amounts required by the Federal Reserve Board which are related to such advances, together with interest thereon at a percentage rate equal to the then-current overnight federal funds rate, by deducting such amounts from (1) dividend payments or other income of the Trust when such payments or other income is received, (2) the amounts earned or benefits derived by the Trustee on cash held by the Trustee for the benefit of the Trust, and (3) the

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

sale of Securities. Notwithstanding the foregoing, in the event that any advance remains outstanding for more than forty-five (45) Business Days, the Trustee shall ordinarily sell Securities to reimburse itself for the amount of such advance and any accrued interest thereon. Such advances, as well as rights of the Trustee to the payment of its fee, reimbursement of expenses and other claims, will be secured by a lien upon and a security interest in the assets of the Trust in favor of the Trustee. The expenses of the Trust are reflected in the net asset value of the Trust (see "Valuation").

     For services performed under the Trust Agreement, the Trustee is paid by the Trust a fee at an annual rate of 4/100 of 1% to 10/100 of 1% of the net asset value of the Trust, as shown below, such percentage amount to vary depending on the net asset value of the Trust. Such compensation is computed on each Business Day on the basis of the net asset value of the Trust on such day, and the amount thereof is accrued daily and paid monthly. The Trustee, in its discretion, may waive all or a portion of such fee. Notwithstanding the fee schedule set forth in the table below, the Trustee shall be paid a minimum annual fee of $180,000 per annum. To the extent that the amount of the Trustee's compensation is less than such minimum annual fee, the Sponsor has agreed to pay the amount of any such shortfall.


                               TRUSTEE FEE SCALE

                 Net Asset Value                       Fee as a Percentage of Net
                  of the Trust                          Asset Value of the Trust
----------------------------------------------         --------------------------
$0 - $499,999,999 ............................           10/100 of 1% per annum*
$500,000,000 - $2,499,999,999 ................           8/100 of 1% per annum*
$2,500,000,000 - $24,999,999,999 .............           6/100 of 1% per annum*
$25,000,000,000 - $49,999,999,999 ............           5/100 of 1% per annum*
$50,000,000,000 and over ....................            4/100 of 1% per annum*

* The fee indicated applies to that portion of the net asset value of the Trust which falls in the size category indicated.


                                   VALUATION

     The NAV of the Trust is computed as of the Evaluation Time shown under "Summary-Essential Information" on each Business Day. The NAV of the Trust on a per Nasdaq-100 Share basis is determined by subtracting all liabilities (including accrued expenses and dividends payable) from the total value of the Trust's investments and other assets and dividing the result by the total number of outstanding Nasdaq-100 Shares.

     The aggregate value of the Securities shall be determined by the Trustee in good faith in the following manner. The value of a Security shall generally be based on the Nasdaq official closing price for the Security on that day (unless the Trustee deems such price inappropriate as a basis for evaluation) on The Nasdaq Stock Market or, if there is no such appropriate closing sale price on The Nasdaq Stock Market, at the closing bid price (unless the Trustee deems such price inappropriate as a basis for evaluation). If a Security is not so quoted on The Nasdaq Stock Market or, if so quoted and the principal market therefor is other than on The Nasdaq Stock Market or there is no such closing bid price available, such evaluation shall generally be made by the Trustee in good faith based (a) on the closing price for the Security on another market on which the Security is traded, if available, or otherwise based on the closing sale price on The Nasdaq Stock Market on the last day that the security traded (unless the Trustee deems such price inappropriate as a basis for evaluation) or if there is no such appropriate closing price, at the closing bid price on such other market, (b) on current bid prices on The Nasdaq Stock Market or such other markets, (c) if bid prices are not available, on the basis of current bid prices for comparable securities, (d) by the Trustee's appraising the value of the Securities in good faith on the bid side of the market, or (e) by any combination thereof.


                          ADMINISTRATION OF THE TRUST

Distributions to Beneficial Owners

     The regular quarterly ex-dividend date with respect to net dividends, if any, for Nasdaq-100 Shares is the third Friday in each of March, June, September, and December, unless such day is not a Business Day, in which case the ex-dividend date will be the immediately preceding Business Day. Beneficial Owners as reflected on the records of the DTC and the DTC Participants on the second Business Day following the ex-dividend date (the "Record Date") are entitled to receive an amount, if any, representing dividends accumulated on the Securities through the quarterly Accumulation Period which ends on the Business Day preceding such ex-dividend date (including Securities with ex-dividend dates falling within such quarterly dividend period) and other income, if any, received by the Trust, net of the fees and expenses of the Trust, accrued daily for such period. For the purposes of such distributions, dividends per Nasdaq-100 Share are calculated at least to the nearest 1/100th of $0.01. However, there shall be no net dividend distribution in any given quarter, and any net dividend amounts will be rolled into the next Accumulation Period, if the aggregate net dividend distribution would be in an amount less than 5/100 of one percent (0.05%) of the net asset value of the Trust as of the Friday in the week immediately preceding the ex-dividend date, unless the Trustee determines that such net dividend distribution is required to be made in order to maintain the Trust's status as a regulated investment company or to avoid the imposition of

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

income or excise taxes on undistributed income (see "Tax Status of the Trust"). When net dividend payments are to be made by the Trust, payment will be made on the last Business Day in the calendar month following each ex-dividend date (the "Dividend Payment Date").

     Dividends payable to the Trust in respect of the Securities are credited by the Trustee to a non-interest bearing account as of the date on which the Trust receives such dividends. Other moneys received by the Trustee in respect of the Securities, including but not limited to the Cash Component, the Cash Redemption Amount, all moneys realized by the Trustee from the sale of options, warrants, or other similar rights received or distributed in respect of the Securities as dividends or distributions and capital gains resulting from the sale of Securities, are also credited by the Trustee to a non-interest bearing account. All funds collected or received are held by the Trustee without interest until distributed or otherwise utilized in accordance with the provisions of the Trust Agreement. To the extent the amounts credited to such accounts generate interest income or an equivalent benefit to the Trustee, such interest income or benefit is used to reduce any charges made in connection with advances made by the Trustee on behalf of the Trust to cover Trust expenses in those cases when the Trust income is insufficient to pay such expenses when due (see "Expenses of the Trust").

     The Trust has qualified, and intends to continue to qualify, as a regulated investment company for federal income tax purposes. A regulated investment company is not subject to federal income tax on its net investment income and capital gains that it distributes to shareholders, so long as it meets certain overall distribution and diversification requirements and other conditions under Subchapter M of the Code. The Trust intends to satisfy these overall distribution and diversification requirements and to otherwise satisfy any required conditions. The Trustee intends to make additional distributions to the minimum extent necessary (i) to distribute the entire annual investment company taxable income of the Trust, plus any net capital gains (from sales of securities in connection with adjustments to the Portfolio, payment of the expenses of the Trust, or to generate cash for such distributions), and (ii) to avoid imposition of the excise tax imposed by section 4982 of the Code. The additional distributions, if needed, would consist of (a) any amount by which estimated Trust investment company taxable income and net capital gains for a fiscal year exceed the amount of Trust taxable income previously distributed with respect to such year or, if greater, the minimum amount required to avoid imposition of such excise tax, and (b) a distribution soon after the actual annual investment company taxable income and net capital gains of the Trust have been computed of the amount, if any, by which such actual income exceeds the distributions already made. The net asset value of the Trust will be reduced by the amount of such additional distributions. The magnitude of the additional distributions, if any, will depend upon a number of factors, including the level of redemption activity experienced by the Trust. Because substantially all proceeds from the sale of Securities in connection with adjustments to the Portfolio will have been used to purchase shares of Index Securities, the Trust may have no cash or insufficient cash with which to pay any such additional distributions. In that case, the Trustee typically will have to sell shares of the Securities sufficient to produce the cash required to make such additional distributions. In selecting the Securities to be sold to produce cash for such distributions, the Trustee will choose among the Securities that are over-weighted in the Portfolio relative to their weighting in the Index first and then from among all other Securities in a manner so as to maintain the weighting of each of the Securities within the applicable Misweighting Amount.


     The Trustee may declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the Trust as a regulated investment company or to avoid imposition of income or excise taxes on undistributed income. The Trustee further reserves the right to declare special dividends if, in its discretion, it would be otherwise advantageous to the Beneficial Owners.


     The Trustee may vary the frequency with which periodic distributions, if any, are to be made from the Trust (e.g., from quarterly to semi-annually) if it is determined by the Sponsor and the Trustee, in their discretion, that such a variance would be advisable to facilitate compliance with the rules and regulations applicable to regulated investment companies or would otherwise be advantageous to the Trust. In addition, the Trustee reserves the right to change the regular ex-dividend date for Nasdaq-100 Shares to another regular date if it is determined by the Sponsor and the Trustee, in their discretion, that such a change would be advantageous to the Trust. Notice of any such variance or change (which notice shall include changes to the Record Date, the ex-dividend date, the Dividend Payment Date, and the Accumulation Period resulting from such variance) shall be provided to Beneficial Owners via the DTC and the DTC Participants (see "The Trust--Book-Entry-Only System").

     The Trustee may advance out of its own funds any amounts necessary to permit distributions via the DTC to Beneficial Owners. The Trustee may reimburse itself in the amount of such advance, together with interest thereon at a percentage rate equal to the then current overnight federal funds rate, plus Federal Reserve Bank requirements, by deducting such amounts from (1) dividend payments or other income of the Trust when such payments or other income is received, (2) the amounts earned or benefits derived by the Trustee on cash held by the Trustee for the benefit of the Trust, and (3) the sale of Securities. Notwithstanding the foregoing, in the event that any advance remains outstanding for more than forty-five (45) Business Days, the Trustee shall ordinarily sell Securities to reimburse itself for such advance and any accrued interest thereon. Such advances will be secured by a lien upon and a security interest in the assets of the Trust in favor of the Trustee.

     In addition, as soon as practicable after notice of termination of the Trust, the Trustee will distribute via the DTC and the DTC Participants to each Beneficial Owner redeeming Nasdaq-100 Shares in Creation Unit size aggregations prior to the termination date specified in such notice, a portion of the Securities and cash as described above. Otherwise, the Trustee will distribute to each Beneficial Owner (whether in Creation Unit size aggregations or otherwise), as soon as practical after termination of the Trust, such Beneficial Owner's pro rata share in cash of the net asset value of the Trust.

     All distributions are made by the Trustee through the DTC and the DTC Participants to Beneficial Owners as recorded on the book-entry system of the DTC and the DTC Participants.

     The settlement date for the creation of Nasdaq-100 Shares in Creation Unit size aggregations or the purchase of Nasdaq-100 Shares in the secondary market must occur on or prior to the Record Date in order for such creator or purchaser to receive any distributions made by the Trust on the next Dividend Payment Date. If the settlement date for such creation or a secondary market purchase occurs after the Record Date, the distribution will be made to the prior security holder or Beneficial Owner as of such Record Date.

Statements to Beneficial Owners; Annual Reports

     With each distribution, the Trustee will furnish for distribution to Beneficial Owners (see "The Trust--Book-Entry-Only System") a statement setting forth the amount being distributed expressed as a dollar amount per Nasdaq-100 Share.

     Promptly after the end of each fiscal year, the Trustee will furnish to the DTC Participants, for distribution to each person who was a Beneficial Owner of Nasdaq-100 Shares at the end of such fiscal year, an annual report of the Trust containing financial statements audited by independent accountants of nationally recognized standing and such other information as may be required by applicable laws, rules, and regulations.

Rights of Beneficial Owners

     Nasdaq-100 Shares in Creation Unit size aggregations (i.e., 50,000 Nasdaq-100 Shares) may be tendered to the Trustee for redemption. Beneficial Owners may sell Nasdaq-100 Shares in the secondary market, but must accumulate enough Nasdaq-100 Shares (i.e., 50,000 shares) to constitute a full Creation Unit in order to redeem through the Trust. The death or incapacity of any Beneficial Owner will not operate to terminate the Trust nor entitle such Beneficial Owner's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust. By its purchase of a Nasdaq-100 Share, each Beneficial Owner expressly waives any right he or she may have under law to require the Trustee at any time to account, in any manner other than as expressly provided in the Trust Agreement, for the Securities or moneys from time to time received, held, and applied by the Trustee under the Trust.

     Beneficial Owners shall not (a) have the right to vote concerning the Trust, except with respect to termination and as otherwise expressly set forth in the Trust Agreement, (b) in any manner control the operation and management of the Trust or (c) be liable to any other person by reason of any action taken by the Sponsor or the Trustee. The Trustee has the right to vote all of the voting securities in the Trust. The Trustee votes the voting securities of each issuer in the same proportionate relationship as all other shares of each such issuer are voted to the extent permissible and, if not permitted, abstains from voting.

Amendment

     The Trust Agreement may be amended from time to time by the Trustee and the Sponsor without the consent of any Beneficial Owners (a) to cure any ambiguity or to correct or supplement any provision thereof which may be defective or inconsistent or to make such other provisions in regard to matters or questions arising thereunder as will not adversely affect the interests of Beneficial Owners; (b) to change any provision thereof as may be required by the Commission; (c) to add or change any provision as may be necessary or advisable for the continuing qualification of the Trust as a "regulated investment company" under the Code; (d) to add or change any provision thereof as may be necessary or advisable in the event that NSCC or the DTC is unable or unwilling to continue to perform its functions as set forth therein; (e) to add or change any provision thereof to conform the adjustments to the Portfolio and the Portfolio Deposit to changes, if any, made by Nasdaq in its method of determining the Index; (f) to add or change any provision thereof as may be necessary to implement a dividend reinvestment plan or service; (g) to make changes to the Transaction Fee and to other amounts charged in connection with creations and redemptions of Nasdaq-100 Shares within the original parameters set forth in the Trust Agreement; and (h) to make changes to the level of net dividends below which a dividend distribution will not be paid in a given quarter and will instead be rolled into the next Accumulation Period.

     The Trust Agreement may also be amended from time to time by the Sponsor and the Trustee with the consent of the Beneficial Owners of 51% of the outstanding Nasdaq-100 Shares to add provisions to or change or eliminate any of the provisions of the Trust Agreement or to modify the rights of Beneficial Owners; provided, however, that the Trust Agreement may not be amended without the consent of the Beneficial Owners of all outstanding Nasdaq-100 Shares if such amendment would (1) permit, except in accordance with the terms and conditions of the Trust Agreement, the acquisition of any securities other than those acquired in accordance with the terms and conditions of the Trust Agreement; (2) reduce the interest of any Beneficial Owner in the Trust; or (3) reduce the percentage of Beneficial Owners required to consent to any such amendment.

     Promptly after the execution of any such amendment, the Trustee shall receive from the DTC, pursuant to the terms of the Depository Agreement, a list of all DTC Participants holding Nasdaq-100 Shares. The Trustee shall inquire of each such DTC Participant as to the number of Beneficial Owners for whom such DTC Participant holds Nasdaq-100 Shares, and provide each such DTC Participant with sufficient copies of a written notice of the substance of such amendment for transmittal by each such DTC Participant to such Beneficial Owners.

Termination

     The Trust Agreement provides that the Sponsor has the discretionary right to direct the Trustee to terminate the Trust if at any time the net asset value of the Trust is less than $350,000,000, as such dollar amount shall be adjusted for inflation in accordance with the CPI-U, such adjustment to take effect at the end of the fourth year following the Initial Date of Deposit and at the end of each year thereafter and to be made so as to reflect the percentage increase in consumer prices as set forth in the CPI-U for the twelve-month period ending in the last month of the preceding fiscal year.

     The Trust will also terminate in the event that Nasdaq-100 Shares are delisted from Nasdaq and are not subsequently relisted on a national securities exchange or a quotation medium operated by a national securities association. Nasdaq will consider the suspension of trading in or the delisting of Nasdaq-100 Shares as discussed above.

     The Trust may also be terminated (a) by the agreement of the Beneficial Owners of 66 2/3% of outstanding Nasdaq-100 Shares; (b) if the DTC is unable or unwilling to continue to perform its functions as set forth under the Trust Agreement and a suitable replacement is unavailable; (c) if NSCC no longer provides clearance services with respect to Nasdaq-100 Shares and a suitable replacement is unavailable, or if the Trustee is no longer a participant in NSCC or any successor to NSCC providing clearance services; (d) if Nasdaq ceases publishing the Index; and (e) if the License Agreement is terminated. The License Agreement has been renewed until March 10, 2009. The Trust will also terminate by its terms on the Mandatory Termination Date.

     If either the Sponsor or the Trustee shall resign or be removed and a successor is not appointed, the Trust will terminate. The dissolution of the Sponsor or its ceasing to exist as a legal entity for any cause whatsoever, however, will not cause the termination of the Trust Agreement or the Trust unless the Trustee deems termination to be in the best interests of Beneficial Owners.

     Prior written notice of the termination of the Trust will be given at least twenty (20) days prior to termination of the Trust to all Beneficial Owners in the manner described above. The notice will set forth the date on which the Trust will be terminated (the "Termination Date"), the period during which the assets of the Trust will be liquidated, the date on which Beneficial Owners of Nasdaq-100 Shares (whether in Creation Unit size aggregations or otherwise) will receive in cash the net asset value of the Nasdaq-100 Shares held, and the date determined by the Trustee upon which the books of the Trust shall be closed. Such notice shall further state that, as of the date thereof and thereafter, neither requests to create additional Creation Units nor Portfolio Deposits will be accepted, and that, as of the date thereof and thereafter, the portfolio of Securities delivered upon redemption shall be essentially identical in composition and weighting to the Securities held in the Trust as of such date rather than the securities portion of the Portfolio Deposit as in effect on the date the request for redemption is deemed received. Beneficial Owners of Nasdaq-100 Shares in Creation Unit size aggregations may, in advance of the Termination Date, redeem in kind directly from the Trust.

     Within a reasonable period of time after the Termination Date the Trustee shall, subject to any applicable provisions of law, use its best efforts to sell all of the Securities not already distributed to redeeming Beneficial Owners of Creation Units. The Trustee shall not be liable for or responsible in any way for depreciation or loss incurred by reason of any such sale or sales. The Trustee may suspend such sales upon the occurrence of unusual or unforeseen circumstances, including but not limited to a suspension in trading of a Security, the closing or restriction of trading, the outbreak of hostilities, or the collapse of the economy. Upon receipt of proceeds from the sale of the last Security, the Trustee shall deduct therefrom its fees and all other expenses. The remaining amount shall be transmitted to the DTC for distribution via the DTC Participants, together with a final statement setting forth the computation of the gross amount distributed. Nasdaq-100 Shares not redeemed prior to termination of the Trust will be redeemed in cash at net asset value based on the proceeds of the sale of the Securities. Such redemptions in cash at net asset value shall be available to all Beneficial Owners, with no minimum aggregation of Nasdaq-100 Shares required.

                                    SPONSOR


     The Sponsor of the Trust is Nasdaq Global Funds, Inc. (formerly, Nasdaq Financial Products Services, Inc.), a Delaware corporation incorporated on August 7, 1998 with offices c/o The Nasdaq Stock Market, Inc., 9600 Blackwell Road, Rockville, MD 20850. The Sponsor's Internal Revenue Service Employer Identification Number is 52-2115391. Nasdaq owns all of the Sponsor's outstanding shares of common stock. Nasdaq is a "control person" of the Sponsor as such term is defined in the Securities Act.


     The Sponsor, at its own expense, may from time to time provide additional promotional incentives to brokers who sell Nasdaq-100 Shares to the public. In certain instances, these incentives may be provided only to those brokers who meet certain threshold requirements for participation in a given incentive program, such as selling a significant number of Nasdaq-100 Shares within a specified time period.

     If at any time the Sponsor shall fail to undertake or perform or become incapable of undertaking or performing any of the duties which by the terms of the Trust Agreement are required of it to be undertaken or performed, or shall resign, or shall become bankrupt or its affairs shall be taken over by public authorities, the Trustee may appoint a successor Sponsor as shall be satisfactory to the Trustee, agree to act as Sponsor itself, or may terminate the Trust Agreement and liquidate the Trust. Notice of the resignation or removal of the Sponsor and the appointment of a successor shall be mailed by the Trustee to the DTC and the DTC Participants for distribution to Beneficial Owners. Upon a successor Sponsor's execution of a written acceptance of such appointment as Sponsor of the Trust, such successor Sponsor shall become vested with all of the rights, powers, duties, and obligations of the original Sponsor. Any successor Sponsor may be compensated at rates deemed by the Trustee to be reasonable.

     The Sponsor may resign by executing and delivering to the Trustee an instrument of resignation. Such resignation shall become effective upon the appointment of a successor Sponsor and the acceptance of such appointment by the successor Sponsor, unless the Trustee either agrees to act as Sponsor or terminates the Trust Agreement and liquidates the Trust, which the Trustee shall do if no successor Sponsor is appointed. The dissolution of the Sponsor or its ceasing to exist as a legal entity for any reason whatsoever will not cause the termination of the Trust Agreement or the Trust unless the Trustee deems termination to be in the best interests of the Beneficial Owners of Nasdaq-100 Shares.

     The Trust Agreement provides that the Sponsor is not liable to the Trustee, the Trust, or to the Beneficial Owners of Nasdaq-100 Shares for taking any action or for refraining from taking any action made in good faith or for errors in judgment, but is liable only for its own gross negligence, bad faith, wilful misconduct, or wilful malfeasance in the performance of its duties or its reckless disregard of its obligations and duties under the Trust Agreement. The Sponsor is not liable or responsible in any way for depreciation or loss incurred by the Trust by reason of the sale of any Securities of the Trust. The Trust Agreement further provides that the Sponsor and its directors, subsidiaries, shareholders, officers, employees, and affiliates under common control with the Sponsor (each a "Sponsor Indemnified Party") shall be indemnified from the assets of the Trust and held harmless against any loss, liability, or expense incurred without gross negligence, bad faith, wilful misconduct, or wilful malfeasance on the part of any Sponsor Indemnified Party in the performance of its duties or reckless disregard of its obligations and duties under the Trust Agreement, including the payment of the costs and expenses (including counsel fees) of defending against any claim or liability.


                                    TRUSTEE

     The Trustee is The Bank of New York, a corporation organized under the laws of the State of New York with trust powers. The Trustee has an office at 2 Hanson Place, 12th Floor, Brooklyn, NY 11217 and its Internal Revenue Service Employer Identification Number is 135-160382. The Trustee is subject to supervision and examination by the Federal Reserve Bank of New York, the Federal Deposit Insurance Corporation and the New York State Banking Department.

     Under the Trust Agreement, the Trustee may resign and be discharged of the Trust created by the Trust Agreement by executing a notice of resignation in writing and filing such notice with the Sponsor and mailing a copy of the notice of resignation to all DTC Participants that are reflected on the records of the DTC as owning Nasdaq-100 Shares, for distribution to Beneficial Owners as provided above (see "The Trust--Book-Entry-Only System") not less than sixty
(60) days before the date such resignation is to take effect. Such resignation will become effective upon the appointment of and the acceptance of the Trust by a successor Trustee or, if no successor is appointed within sixty (60) days after the date such notice of resignation is given, the Trust shall terminate (see "Administration of the Trust--Termination"). The Sponsor, upon receiving notice of such resignation, is obligated to use its best efforts to appoint a successor Trustee promptly.

     In case the Trustee becomes incapable of acting as such or is adjudged bankrupt or is taken over by any public authority, the Sponsor may discharge the Trustee and appoint a successor Trustee as provided in the Trust Agreement. Notice of such discharge and appointment shall be mailed by the Sponsor to the DTC and the DTC Participants for distribution to Beneficial

Owners. Upon a successor Trustee's execution of a written acceptance of an appointment as Trustee for the Trust, such successor Trustee will become vested with all the rights, powers, duties, and obligations of the original Trustee. A successor Trustee is required to be a bank, trust company, corporation, or national banking association organized and doing business under the laws of the United States or any state thereof, to be authorized under such laws to exercise corporate trust powers, and to have at all times an aggregate capital, surplus, and undivided profit of not less than $50,000,000.

     Beneficial Owners of 51% of the then outstanding Nasdaq-100 Shares may at any time remove the Trustee by written instrument(s) delivered to the Trustee and the Sponsor. The Sponsor shall thereupon use its best efforts to appoint a successor Trustee in the manner specified above and in the Trust Agreement.

     The Trust Agreement provides that the Trustee is not liable for any action taken in reasonable reliance on properly executed documents or for the disposition of moneys or Securities or for the evaluations required to be made thereunder, except by reason of its own gross negligence, bad faith, wilful malfeasance, wilful misconduct, or reckless disregard of its duties and obligations, nor is the Trustee liable or responsible in any way for depreciation or loss incurred by reason of the sale by the Trustee of any Securities in the Trust. In the event of the failure of the Sponsor to act, the Trustee may act and is not liable for any such action taken by it in good faith. The Trustee is not personally liable for any taxes or other governmental charges imposed upon or in respect of the Securities or upon the interest thereon or upon it as Trustee or upon or in respect of the Trust which the Trustee may be required to pay under any present or future law of the United States of America or of any other taxing authority having jurisdiction. In addition, the Trust Agreement contains other customary provisions limiting the liability of the Trustee. The Trustee and its directors, subsidiaries, shareholders, officers, employees, and affiliates under common control with the Trustee (each a "Trustee Indemnified Party") will be indemnified from the assets of the Trust and held harmless against any loss, liability, or expense incurred without gross negligence, bad faith, wilful misconduct, wilful malfeasance on the part of such Trustee Indemnified Party, or reckless disregard of its duties and obligations, arising out of, or in connection with its acceptance or administration of the Trust, including the costs and expenses (including counsel fees) of defending against any claim or liability.


                                  DEPOSITORY

     The DTC is a limited purpose trust company and member of the Federal Reserve System.

                                  DISTRIBUTOR


     ALPS Distributors, Inc. serves as the Distributor for the Trust. The Distributor is a corporation organized under the laws of the State of Colorado and is located at 1625 Broadway, Suite 2200, Denver, CO 80202. The Distributor is a registered broker-dealer and a member of the NASD.



                                 LEGAL OPINION

     The legality of the Nasdaq-100 Shares offered hereby has been passed upon by Jones Day, New York, New York, as counsel for the Sponsor. Winston & Strawn, New York, New York, has acted as counsel for the Trustee.


                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The statement of assets and liabilities, including the schedule of investments of the Nasdaq-100 Trust, Series 1, as of September 30, 2005 and the related statements of operations and changes in net assets for each of the three years in the period then ended and the financial highlights for each of the five years in the period then ended appearing in this Prospectus and Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.


                                CODE OF ETHICS

     The Trust and the Sponsor have adopted a code of ethics regarding personal securities transactions by their respective employees. Subject to certain conditions and standards, the code permits employees to invest in the Nasdaq-100 Shares for their own accounts. The code is designed to prevent fraud, deception and misconduct against the Trust and to provide reasonable standards of conduct. The code is on file with the Commission and you may obtain a copy by visiting the Commission at the address listed on the back cover of this prospectus. The code is also available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. A copy may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission at the address listed on the back cover of this prospectus.

                 INFORMATION AND COMPARISON RELATING TO TRUST,
                    SECONDARY MARKET TRADING, NET ASSET SIZE,
                         PERFORMANCE, AND TAX TREATMENT

     Information regarding various aspects of the Trust, including the net asset size thereof, as well as the secondary market trading, the performance, and the tax treatment of Nasdaq-100 Shares, may be included from time to time in advertisements, sales literature, and other communications as well as in reports to current or prospective Beneficial Owners. Any such performance-related information will reflect only past performance of Nasdaq-100 Shares, and no guarantees can be made of future results.

     Information may be provided to prospective investors to help such investors assess their specific investment goals and to aid in their understanding of various financial strategies. Such information may present current economic and political trends and conditions and may describe general principles of investing such as asset allocation, diversification, and risk tolerance, as well as specific investment techniques such as indexing and hedging. In addition, information may be presented to prospective or current Beneficial Owners regarding the purchase of Nasdaq-100 Shares in the secondary market, such as margin requirements, types of orders that may be entered, and information concerning short sales. Similarly, market data symbols, trading fractions, other trading information, and the CUSIP number relating to Nasdaq-100 Shares may be included in such information. Comparisons with other investment vehicles, such as mutual funds, may be made with respect to the application of such requirements, costs of fund management and administration, costs and advantages of intraday trading, and rules applicable to short sales.

     Information regarding the Trust's net asset size may be stated in communications to prospective or current Beneficial Owners for one or more time periods, including annual, year-to-date, or daily periods. Such information may also be expressed in terms of the total number of Nasdaq-100 Shares outstanding as of one or more time periods. Factors integral to the size of the Trust's net assets, such as creation volume and activity, may also be discussed and may be specified from time to time or with respect to various periods of time. Comparisons of such information during various periods may also be made and may be expressed by means of percentages.


     Information may be provided to investors regarding the ability to engage in short sales of Nasdaq-100 Shares, including reference to any applicable exemption from the "tick test" provision of the Commission's "short sale rule" (Rule 10a-1 under the Securities Exchange Act of 1934), to permit short sales on "minus" or "zero-minus" ticks. Selling short refers to the sale of securities which the seller does not own, but which the seller arranges to borrow prior to effecting the sale. Institutional investors may be advised that lending their Nasdaq-100

Shares to short sellers may generate stock loan credits which may supplement the return they can earn from an investment in Nasdaq-100 Shares. These stock loan credits may provide a useful source of additional income for certain institutional investors who can arrange to lend Nasdaq-100 Shares. Potential short sellers may be advised that a short rebate (functionally equivalent to partial use of proceeds of the short sale) may reduce their cost of selling short.

     Information may be provided to investors regarding capital gains distributions by the Trust, including historical information relating to such distributions. Comparisons between the Trust and other investment vehicles such as mutual funds may be made regarding such capital gains distributions, as well as relative tax efficiencies between the Trust and such other investment vehicles (e.g., realization of capital gains or losses to the Trust and to such other investment vehicles in connection with redemption of their respective securities). (See "Tax Status of the Trust" for discussion of tax consequences to Beneficial Owners of Nasdaq-100 Shares in connection with the sale or redemption of Nasdaq-100 Shares.) Based on projected differences between Nasdaq-100 Shares and conventional mutual funds with regard to capital gains distributions, projections may be made regarding comparative capital gains distributions and tax rates for taxable investors holding Nasdaq-100 Shares over a long period of time. Comparisons may also be provided regarding the probable tax impact resulting from rebalancing of the Trust portfolio (see "The Portfolio--Adjustments to the Portfolio") and adjustments to the portfolio of an actively managed investment vehicle.

     Specifically, information may be provided to prospective or current investors comparing and contrasting the tax efficiencies of conventional mutual funds with Nasdaq-100 Shares. Both conventional mutual funds and the Trust may be required to recognize capital gains incurred as a result of adjustments to the composition and weighting of the Index and therefore to their respective portfolios. From a tax perspective, however, a significant difference between a conventional mutual fund and the Trust is the process by which their shares are redeemed. In cases where a conventional mutual fund experiences redemptions in excess of subscriptions ("net redemptions") and has insufficient cash available to fund such net redemptions, such fund may have to sell stocks held in its portfolio to raise and pay cash to redeeming shareholders. A mutual fund will generally experience a taxable gain or loss when it sells such portfolio stocks in order to pay cash to redeeming fund shareholders. In contrast, the redemption mechanism for Nasdaq-100 Shares does not ordinarily involve selling the Securities held by the Trust in the event of a redemption. Instead, the Trust delivers an actual portfolio of securities in an "in-kind" exchange to any person redeeming Nasdaq-100 Shares in Creation Unit size aggregations (i.e., 50,000 Nasdaq-100 Shares per Creation Unit). While this "in-kind" exchange is a taxable transaction to the redeeming entity (usually a broker/dealer) making the exchange, it generally does not constitute a taxable transaction at the Trust level and, consequently, there is no realization of taxable gain or loss by the Trust with respect to such "in-kind" exchanges. In a period of market appreciation of the Index and, consequently, appreciation of Nasdaq-100 Shares, this "in-kind" redemption mechanism has the effect of eliminating the recognition and distribution of those net unrealized gains at the Trust level. Investors should note that although the same result would occur for conventional mutual funds utilizing an "in-kind" redemption mechanism, the opportunities to redeem fund shares by delivering portfolio stocks "in-kind" are limited in most mutual funds.


     Investors may be informed that, while no unequivocal statement can be made as to the net tax impact on a conventional mutual fund resulting from the purchases and sales of its portfolio stocks over a period of time, conventional funds that have accumulated substantial unrealized capital gains, if they experience net redemptions and do not have sufficient available cash, may be required to make taxable capital gains distributions that are generated by changes in such fund's portfolio. In contrast, the "in-kind" redemption mechanism of Nasdaq-100 Shares may make them more tax efficient investments under most circumstances than comparable conventional mutual fund shares. As discussed above, this "in-kind" redemption feature of the Trust tends to lower the amount of annual net capital gains distributions to Nasdaq-100 Shareholders as compared to their conventional mutual fund counterparts. Since shareholders are generally required to pay income tax on capital gains distributions, the smaller the amount of such distributions, the less taxes that are payable currently. To the extent that the Trust is not required to recognize capital gains, the Nasdaq-100 Shareholder is able, in effect, to defer tax on such gains until he sells or otherwise disposes of his shares, or the Trust terminates. If such holder retains his shares until his death, under current law the tax basis of such shares would be adjusted to their then fair market value.

     Information regarding the secondary market trading activity of Nasdaq-100 Shares also may be presented over one or more stated time periods, such as for daily, monthly, quarterly, or annual periods. Nasdaq-100 Share secondary market trading volume information may be compared with similar information relating to other issues trading on Nasdaq during the same reporting period. Average daily secondary market trading volume of Nasdaq-100 Shares may also be reported from time to time. Comparisons of such information during various periods may also be made, and may be expressed by means of percentages.

     Information may also be provided in communications to prospective investors or current Beneficial Owners comparing and contrasting the relative advantages of investing in Nasdaq-100 Shares as compared to other investment vehicles, such as mutual funds, both on an individual and a group basis (e.g., stock index mutual funds). Such information may include comparisons of costs and expense ratios, expressed either in dollars or basis points, stock lending activities, permitted investments and hedging activities

(e.g., engaging in options or futures transactions), and portfolio turnover data and analyses. In addition, such information may quote, reprint, or include portions of financial, scholarly, or business publications or periodicals, including model allocation schedules or portfolios, as the foregoing relate to the comparison of Nasdaq-100 Shares to other investment vehicles, current economic, financial and political conditions, investment philosophy or techniques, or the desirability of owning Nasdaq-100 Shares.

     In addition, information on the performance of Nasdaq-100 Shares on the basis of changes in price per Nasdaq-100 Share with or without reinvesting all dividends, if any, and/or any distributions of capital in additional Nasdaq-100 Shares may be included from time to time in such information. Average annualized performance may be stated for various periods. Total return figures may also be stated for a period from the Initial Date of Deposit, a date at least twelve months prior to the end of the reporting period or for annual periods for the life of the Trust. Total return measures the percentage growth in the total dollar value of an investment in Nasdaq-100 Shares (reflecting dividends, if any, and capital appreciation but without provision for any income taxes payable).

     Information on the Index contained in this Prospectus, as updated from time to time, may also be included from time to time in such material. The performance of the Trust, of the Index (provided information is also given reflecting the performance of the Trust in comparison to the Index) or both may also be compared to the performance of money managers as reported in market surveys such as SEI Fund Evaluation Survey (a leading database of tax-exempt funds) or mutual funds such as those reported by Lipper Analytical Services Inc., Money Magazine Fund Watch, Wiesenberger Investment Companies Service, Morningstar Incorporated, and Value Line Investment Survey, each of which measures performance following their own specific and well-defined calculation measures, or of the New York Stock Exchange Composite Index, the American Stock Exchange Composite Index, the Nasdaq Composite Index (indexes of stocks traded on the New York and American Stock Exchanges and The Nasdaq Stock Market, respectively), the S&P 500 Index(R) (a broad-based index of 500 publicly traded companies), the S&P MidCap 400 Index(TM) (a broad-based index of 400 publicly traded middle capitalization companies), the Dow Jones Industrial Average(SM) (an index currently comprising 30 publicly traded large capitalization companies), or similar domestic or foreign measurement standards during the same period of time. In addition to all other sources of comparative information, comparative performance figures published by other funds or money managers may be included from time to time. Information may also be included regarding the aggregate amount of assets committed to index investing generally by various types of investors, such as pension funds and other institutional investors, which currently exceeds $300 billion.

     Information on the relative price performance of Nasdaq-100 Shares in relation to other securities and/or indexes may be represented in the form of

"correlation." Correlation is a standard measure of the degree of linear association between two price series, and ranges from minus one hundred percent (-100%) (i.e., perfect negative linear association) to positive one hundred percent (+100%) (i.e., perfect positive linear association).

     One important difference between Nasdaq-100 Shares and conventional mutual fund shares is that Nasdaq-100 Shares are available for purchase or sale on an intraday basis on Nasdaq. An investor who buys shares in a conventional mutual fund will usually buy or sell shares at a price at or related to the closing net asset value per share, as determined by the fund. In contrast, Nasdaq-100 Shares are not offered for purchase or redeemed for cash at a fixed relationship to closing NAV. The tables below illustrate the distribution relationships of daily pricing data for Nasdaq-100 Shares, NAV and the Nasdaq-100 Index for the 2005 calendar year. These tables may help investors compare the trading costs and intraday trading risks of Nasdaq-100 Shares to funds sold and redeemed at prices related to closing NAV.

     Investors who purchase or sell Nasdaq-100 Shares may wish to evaluate the volatility of the price of Nasdaq-100 Shares during the trading day. To assist investors in making such an evaluation, the Daily Percentage Price Range table illustrates the volatility of price movements for both Nasdaq-100 Shares and the Nasdaq-100 Index on a daily basis. Investors who purchase or sell Nasdaq-100 Shares may also wish to evaluate the opportunity to buy or sell on an intraday basis versus the assurance of a transaction at or related to closing NAV. To assist investors in making this comparison, the High and Low Price versus Closing Value table illustrates the possibility of buying or selling Nasdaq-100 Shares at prices less or more favorable than closing NAV.

     Investors may wish to evaluate the potential of Nasdaq-100 Shares to approximate the value of the assets in the Trust as a basis of valuation of the shares. The Closing Price versus NAV table illustrates the closing value of Nasdaq-100 Shares in relation to the underlying value of the assets in the Trust on a daily basis. Additionally, the NAV versus Nasdaq-100 Index table shows the difference between the underlying value of assets in the Trust and the Nasdaq-100 Index based on month-end values.

     Finally, investors may wish to consider the average bid/ask spread on Nasdaq-100 Shares, as illustrated in the Bid/Ask Spread table, and add any commissions charged by a broker to determine the direct costs of trading Nasdaq-100 Shares.

     The information provided in the following tables with respect to the Nasdaq-100 Shares (including price ranges, relationship of prices to closing NAV, and bid/ask spreads) may vary materially over time. There is some evidence, for example, that the bid/ask spread will widen in more volatile markets and narrow when markets are less volatile.

                         DAILY PERCENTAGE PRICE RANGES:
                           FREQUENCY DISTRIBUTION FOR
                 NASDAQ-100 INDEX AND NASDAQ-100 TRUST, SERIES 1
                (From January 1, 2005 through December 31, 2005)

                                                             Nasdaq-100 Index              Nasdaq-100 Trust*
                                                        -------------------------      -------------------------
                        Range                           Frequency      % of Total      Frequency      % of Total
-------------------------------------------------       ---------      ----------      ---------      ----------
0-1.00%..........................................         105             41.66%          91             36.11%
1.01-1.50%.......................................          82             32.54%          87             34.52%
1.51-2.00%.......................................          53             21.03%          56             22.22%
2.01-2.50%.......................................          10              3.97%          16              6.35%
2.51-3.00%.......................................           1              0.40%           1              0.40%
3.01-3.50%.......................................           1              0.40%           1              0.40%
3.51-4.00%.......................................           0              0.00%           0              0.00%
4.01-5.00%.......................................           0              0.00%           0              0.00%
> 5.00%..........................................           0              0.00%           0              0.00%
                                                          ---            -------         ---            -------
Total............................................         252            100.00%         252            100.00%

*Consolidated prices are used for the Nasdaq-100 Trust.


Source: The Nasdaq Stock Market and Factset Research Systems, Inc.



                      HIGH AND LOW PRICES V. CLOSING VALUE
                           FREQUENCY DISTRIBUTION FOR
                 NASDAQ-100 INDEX AND NASDAQ-100 TRUST, SERIES 1
                (From January 1, 2005 through December 31, 2005)


                                  Nasdaq-100 Index                                 Nasdaq-100 Trust*
                   ----------------------------------------------   -----------------------------------------------
                    Intraday High Value      Intraday Low Value      Intraday High Value       Intraday Low Value
                    Above Closing Value     Below Closing Value      Above Closing Value      Below Closing Value
                   ---------------------   ----------------------   ----------------------   ----------------------
      Range        Frequency  % of Total   Frequency   % of Total   Frequency   % of Total   Frequency   % of Total
---------------    ---------  ----------   --------    ----------   ---------   ----------   ---------   ----------
0.01-1.00%.....      187          76.95%      201          82.38%     195          77.69%       204         81.93%
1.01-1.50%.....       30          12.35%       29          11.88%      31          12.35%        32         12.85%
1.51-2.00%.....       24           9.88%       11           4.51%      20           7.97%         9          3.62%
2.01-2.50%.....        1           0.41%        2           0.82%       5           1.99%         3          1.20%
2.51-3.00%.....        1           0.41%        1           0.41%       0           0.00%         1          0.40%
3.01-3.50%.....        0           0.00%        0           0.00%       0           0.00%         0          0.00%
3.51-4.00%.....        0           0.00%        0           0.00%       0           0.00%         0          0.00%
4.01-5.00%.....        0           0.00%        0           0.00%       0           0.00%         0          0.00%
> 5.00%........        0           0.00%        0           0.00%       0           0.00%         0          0.00%
Total..........      243         100.00%      244         100.00%     251         100.00%       249        100.00%


*Consolidated prices are used for the Nasdaq-100 Trust.

Source: The Nasdaq Stock Market and Factset Research Systems, Inc.

     The frequency totals may not equal 252 because there were occasions during the period when the daily closing value was equal to the daily high or low value.

          CLOSING PRICES V. NET ASSET VALUE FREQUENCY DISTRIBUTION FOR
                 NASDAQ-100 TRUST, SERIES 1 AND NET ASSET VALUE
                (From January 1, 2005 through December 31, 2005)


                                                       Closing Price*                 Closing Price*
                                                      Above Trust NAV                 Below Trust NAV
                                                 -------------------------      --------------------------
                    Range                        Frequency      % of Total      Frequency       % of Total
--------------------------------------------     ---------      ----------      ---------       ----------
0.01-.25%...................................        123             99.19%         127            100.00%
..251%-.50%..................................          1              0.81%           0              0.00%
..501%-1.00%.................................          0              0.00%           0              0.00%
1.01%-1.50%.................................          0              0.00%           0              0.00%
1.51%-2.00%.................................          0              0.00%           0              0.00%
>2.00%......................................          0              0.00%           0              0.00%
                                                    ---            -------         ---            -------
Total.......................................        124            100.00%         127            100.00%


*Consolidated closing prices are used for the Nasdaq-100 Trust.


Source: The Nasdaq Stock Market, FactSet Research Systems Inc. and The Bank of New York.

     Total for the frequency distribution may not equal 252 because there was one occasion during the period when the closing price was equal to the NAV.

     For 2005, the closing prices are based on prices as of 4:00 p.m., Eastern time. The NAV is also calculated as of 4:00 p.m., Eastern time.



                       NET ASSET VALUE V. NASDAQ-100 INDEX
     (Monthly Closing Values From January 3 2005 through December 31, 2005)


                                                                        NAV         Nasdaq-100      Percentage
                              Month                                 Equivalent      Index Value     Difference
---------------------------------------------------------------     ----------      -----------     ----------
January 2005...................................................      1497.36         1519.63         -1.47%
February 2005..................................................      1489.89         1511.02         -1.40%
March 2005.....................................................      1461.68         1482.53         -1.41%
April 2005.....................................................      1400.82         1420.79         -1.41%
May 2005.......................................................      1521.73         1542.63         -1.36%
June 2005......................................................      1471.77         1493.52         -1.46%
July 2005......................................................      1581.87         1605.14         -1.45%
August 2005....................................................      1559.58         1581.71         -1.40%
September 2005.................................................      1578.77         1601.66         -1.43%
October 2005...................................................      1556.40         1579.18         -1.44%
November 2005..................................................      1649.03         1672.56         -1.41%
December 2005..................................................      1618.53         1645.20         -1.62%


*Index values shown do not reflect reinvestment of dividends.

Source: The Bank of New York and The Nasdaq Stock Market.

     NAV equivalent amounts in the above table reflect sales by the Trustee of Securities to pay Trust fees and expenses in excess of dividends and other accrued income received by the Trust.

                   CUMULATIVE AND AVERAGE ANNUAL RETURNS FOR
                 NASDAQ-100 INDEX AND NASDAQ-100 TRUST, SERIES 1


                                              Cumulative Return(1)                         Average Annual Return(1)(2)
                                -----------------------------------------------  ---------------------------------------------
                                                        Nasdaq-100   Nasdaq-100                        Nasdaq-100   Nasdaq-100
                                  Nasdaq-100 Shares        Index        Index      Nasdaq-100 Shares      Index        Index
                                -------------------     ----------   ----------    -----------------   ----------   ----------
                                Net Asset   Closing     Total         Closing    Net Asset   Closing       Total       Closing
                                  Value      Price(3)   Return(4)      Price       Value    Price(3)    Return(4)      Price
                                ---------   ---------   ---------     -------    ---------  --------    ---------     -------
One Year Ended 12/31/05.........  1.66%      1.59%        1.50%       1.49%       1.66%     1.59%        1.50%          1.49%
5 Year Ended 12/31/2005.........-29.80%    -29.84%      -29.26%     -29.74%      -6.83%    -6.84%       -6.69%         -6.82%
Since Trading Commenced(5)......-19.16%    -19.24%(6)   -18.26%     -18.90%       3.07%    -3.09%(6)    -2.92          -3.03%


-----------------------
(1) In determining the cumulative return and average annual return of the Trust, some of the component securities of the Trust paid dividends which offset a portion, but not all, of the expenses of the Trust. The Index was calculated without regard to fees or expenses.

(2)  Returns are annualized for the periods of more than one year.

(3)  Consolidated closing prices are used for the Nasdaq-100 Trust.

(4)  Include dividends reinvested on the ex-dividend date.

(5)  Initial trading commenced on the Amex on March 10, 1999.

(6) Closing price cumulative return and average annual return since trading commenced for Nasdaq-100 Shares are based on the Net Asset Value as of March 9, 1999.


Source: The Nasdaq Stock Market, The Bank of New York, and FactSet Research Systems, Inc.

                           BID/ASK SPREAD DISTRIBUTION
                           FREQUENCY DISTRIBUTION FOR
                BID/ASK SPREAD OF THE NASDAQ-100 TRUST, SERIES 1
                (From January 1, 2005 through December 31, 2005)


Range                                                                                     % of Total
----------------------------------------------------------------------------              ----------
Locked or Crossed...........................................................                17.93%
$0.01 - 0.05................................................................                82.07%
$0.06 - 0.10................................................................                 0.00%
$0.10 - 0.15................................................................                 0.00%
$0.15 - 0.20................................................................                 0.00%
$0.20 - 0.25................................................................                 0.00%
$0.25 - 0.50................................................................                 0.00%
Greater than $0.50..........................................................                 0.00%
                                                                                           -------
           Total............................................................               100.00%


Source: The Nasdaq Stock Market.


     The price range of Nasdaq-100 Shares for the 2005 calendar year was from $34.35 to $42.31.

     Information relating to the relative price performance of Nasdaq-100 Shares may be compared against a wide variety of investment categories and asset classes, including common stocks, small capitalization stocks, long and intermediate-term corporate and government bonds, Treasury bills, the rate of inflation in the United States (based on the Consumer Price Index ("CPI")) and combinations of various capital markets. Historical returns of these and other capital markets in the United States may be provided by independent statistical studies and sources, such as those provided by Ibbotson Associates of Chicago, Illinois. The performance of these capital markets is based on the returns of different indexes. Information may be presented using the performance of these and other capital markets to demonstrate general investment strategies. For example, the performance of Nasdaq-100 Shares may be compared to the performance of selected asset classes such as short-term U.S. Treasury bills, long-term U.S. Treasury bonds, long-term corporate bonds, mid-capitalization stocks, foreign stocks, and small capitalization stocks and may also be measured against the rate of inflation as set forth in well-known indexes (such as the CPI). Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. Performance of Nasdaq-100 Shares may also be compared to that of other indexes or compilations that may be developed and made available to the investing public in the future. Of course, such comparisons will only reflect past performance of Nasdaq-100 Shares and the investment categories, indexes, or compilations chosen, and no guarantees can be made of future results regarding the performance of either Nasdaq-100 Shares or the asset classes chosen for such comparisons.

                            ADDITIONAL INFORMATION

     A Registration Statement on Form S-6, including amendments thereto, relating to the Trust, of which this Prospectus forms a part, has been filed with the Commission. This Prospectus does not contain all of the information set forth in the Registration Statement and the exhibits thereto. Statements contained in this Prospectus as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. For further information with respect to the Trust, reference is made to such Registration Statement and the exhibits thereto. A copy of the Registration Statement may be inspected by anyone without charge at the Commission's principal office located at 450 Fifth Street, N.W., Judiciary Plaza, Washington, D.C. 20549, the Northeast Regional Office located at c/o Division of Enforcement, 450 Fifth Street, N.W., Washington, D.C. 20549, and the Midwest Regional Office located at Citicorp Center, 500 West Madison Street, 14th Floor, Chicago, Illinois 60661-2511, and copies of all or any part thereof may be obtained from the Public Reference Branch of the Commission upon the payment of certain fees prescribed by the Commission. In addition, the Registration Statement may be accessed electronically at the Commission's site on the World Wide Web located at http://www.sec.gov. Such information is also available from Nasdaq by calling: 1-888-627-3837.



                Remainder of this page intentionally left blank.

                           GLOSSARY OF DEFINED TERMS


                                                                            Page
                                                                           -----
"10 Basis Point Limit" ....................................................   9
"1940 Act" ................................................................  65
"ABPMV" ...................................................................  45
"Accumulation Period" .....................................................   5
"Adjustment Day" ..........................................................  50
"Amex" ....................................................................   4
"Balancing Amount" ........................................................  51
"Beneficial Owners" .......................................................  37
"Cash Component" ..........................................................   6
"Cash Redemption Payment" .................................................  40
"Closing Time" ............................................................  34
"CNS" .....................................................................   5
"Code" ....................................................................  12
"Commission" ..............................................................   5
"CPI" .....................................................................  89
"Creation Units" ..........................................................   4
"Depository Agreement" ....................................................  38
"Distributor" .............................................................   4
"Dividend Payment Date" ...................................................  71
"DTC Participants" ........................................................  37
"DTC" .....................................................................  11
"DTCC" ....................................................................   5
"ERISA" ...................................................................  65
"Excess Cash Amounts" .....................................................  40
"Income Net of Expense Amount" ............................................   5
"Index Securities" ........................................................   3
"Index" ...................................................................   3
"Indirect Participants" ...................................................  37
"Initial Date of Deposit" .................................................   1
"IRA" .....................................................................  65
"IRS" .....................................................................  63
"Large Stocks" ............................................................  58
"License Agreement" .......................................................  59
"Mandatory Termination Date" ..............................................  13
"Misweighting Amount" .....................................................  46
"Misweighting" ............................................................  46
"NASD" ....................................................................   5
"Nasdaq" ..................................................................   1
"Nasdaq-100 Clearing Process" .............................................   6
"Nasdaq-100 Participant Agreement" ........................................  36

                                                                            Page
                                                                           -----
"Nasdaq-100 Shares" .......................................................   3
"NAV" .....................................................................   3
"net capital gain" ........................................................  62
"net redemptions" .........................................................  82
"NSCC Business Day" .......................................................  15
"NSCC" ....................................................................   5
"Participating Party" .....................................................   5
"Plans" ...................................................................  65
"Portfolio Deposit Amount" ................................................  51
"Portfolio Deposit" .......................................................   6
"Portfolio" ...............................................................  32
"Ranking Review" ..........................................................  56
"Record Date" .............................................................  70
"Request Day" .............................................................  50
"Securities Act" ..........................................................  66
"Securities" ..............................................................   3
"Small Stocks" ............................................................  58
"Sponsor Indemnified Party" ...............................................  78
"Sponsor" .................................................................   3
"Termination Date" ........................................................  76
"Transaction Fee" .........................................................   8
"Trust Agreement" .........................................................   3
"Trust" ...................................................................   3
"Trustee Indemnified Party" ...............................................  79
"Trustee" .................................................................   3
"Weighting Analysis" ......................................................  46

NASDAQ-100 INDEX TRACKING STOCK
NASDAQ-100 TRUST(SM), SERIES 1

SPONSOR:
NASDAQ GLOBAL FUNDS, INC.

--------------------------------------------------------------------------------

This Prospectus does not include all of the information with respect to the Nasdaq-100 Trust set forth in its Registration Statement filed with the Securities and Exchange Commission (the "Commission") under the:

Securities Act of 1933 (File No. 333-61001); and

Investment Company Act of 1940 (File No. 811-8947).

To obtain copies of such information, including the Trust's Code of Ethics, from the Commission at prescribed rates--


Write:       Public Reference Section of the Commission
             450 Fifth Street, N.W., Washington, D.C. 20549
Call:        1-800-SEC-0330
Visit:       http://www.sec.gov
             ------------------

--------------------------------------------------------------------------------

No person is authorized to give any information or make any representation about the Nasdaq-100 Trust not contained in this Prospectus, and you should not rely on any other information. Read and keep both parts of this Prospectus for future reference.

--------------------------------------------------------------------------------

Prospectus dated January 31, 2006

           PART II - ADDITIONAL INFORMATION NOT REQUIRED IN PROSPECTUS

                           UNDERTAKING TO FILE REPORTS

         Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement on Form S-6 comprises the following papers and documents:

         The facing sheet.

         The cross-reference sheet.

         The prospectus.

         The undertaking to file reports.

         The signatures.

         Written consents of the following persons:

                  Consent of Ernst & Young LLP, included in Exhibit 23.1.

                  Consent of Jones Day, included in Exhibit 23.2.

The following Exhibits:

         Certain of the following exhibits, as indicated parenthetically, were previously filed as exhibits to other reports or registration statements filed by Nasdaq Global Funds, Inc. (formerly: Nasdaq Financial Products Services, Inc.) under the Securities Act of 1933 or the Exchange Act of 1934, respectively, and are incorporated herein by reference to such reports.

                  Ex. 24.1 -- Code of Conduct, dated February 2004, and as amended, October 2004, of NASD (incorporated herein by reference to Exhibit 24.1 to Amendment No. 11 to the Registration Statement on Form S-6 filed on January 31, 2005).

                              FINANCIAL STATEMENTS

         Form of the Statement of Assets and Liabilities, including the Schedule of Investments, and the related statements of operations, changes in net assets and the financial highlights of the Trust as shown in the current Prospectus for this series herewith.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, the Registrant, Nasdaq-100 Trust, Series 1, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 12 to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, all in the State of Maryland, on the 31(st) day of January, 2006.


                                       NASDAQ-100 TRUST, SERIES 1
                          ------------------------------------------------------
                                        (Name of Registrant)

                          By: NASDAQ GLOBAL FUNDS, INC.
                          ------------------------------------------------------
                          (Sponsor)

                          By:   /s/ JOHN L. JACOBS
                          ------------------------------------------------------
                          John L. Jacobs
                          Chief Executive Officer


                          By:   /s/ RONALD HASSEN
                          ------------------------------------------------------
                          Ronald Hassen
                          Treasurer


         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 12 to the Registration Statement has been signed on behalf of Nasdaq Global Funds, Inc., the Sponsor, by the following persons who constitute a majority of its Board of Directors and by the named persons who are in the following capacities on the date above indicated.


         NASDAQ GLOBAL FUNDS, INC.

             DAVID P. WARREN*
------------------------------------------    Director, Chairman
             David P. Warren

              JOHN L. JACOBS
------------------------------------------    Director, Chief Executive Officer
              John L. Jacobs

            EDWARD S. KNIGHT*
------------------------------------------    Director, General Counsel
             Edward S. Knight


* By his signature below, John L. Jacobs, pursuant to a duly executed Power of Attorney filed with the Securities and Exchange Commission in connection with Post-Effective Amendment No. 12 to the Registration Statement on January 31, 2005, has signed this Post-Effective Amendment No. 12 to the Registration Statement on behalf of the persons whose signatures are printed above, in the capacities set forth opposite their respective names.



                           By:             /s/ JOHN L. JACOBS
                               -------------------------------------------------
                                             John L. Jacobs
                                            Attorney-in-Fact

                                  EXHIBIT INDEX

EXHIBIT NO.                             TITLE OF DOCUMENT
-----------     ----------------------------------------------------------------
  23.1          Consent of Ernst & Young LLP, Independent Registered Public
                Accounting Firm, relating to the audited financial statements of the Trust.
  23.2          Consent of Jones Day.